[MFS LOGO] MFS [RegTM]/Sun Life Series Trust

ANNUAL REPORT o December 31, 1998


















Capital Appreciation Series
Conservative Growth Series
Emerging Growth Series
Managed Sectors Series
Research Series
Total Return Series
Utilities Series
World Growth Series

MFS Celebrates its Diamond Anniversary!

March 21, 1999, marks the 75th anniversary of
MFS' invention of the mutual fund. The mutual
fund industry has brought the power of investing
to every American, offering them the opportunity
for college degrees, home ownership, and
comfortable retirement. Imagine today's world
without mutual funds. We        [MFS75 years Logo]
couldn't. And while the years
ahead will bring a number
of challenges, our 75 years
of experience will help
guide a new generation of
investors into the future.





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    NOT FDIC INSURED            MAY LOSE VALUE            NO BANK GUARANTEE
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Letter from the Chairman

Dear Contract Owners,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide investors through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This feature, through which new shares were created when people invested in MIT and were redeemed when people sold, was an important change. As a result, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the portfolio.

Another factor in our growth was the development of one of the industry's first internal research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, the first high-yield municipal bond fund, and the first high-yield municipal closed-end bond fund. MFS also was among the leaders in the mutual fund industry in introducing variable annuity accounts.

We are proud of the record of MIT and of all the products offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The Sun Life Annuity Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our contract owners.

If there is a common thread running through these milestones, it is our unswerving commitment to providing you with the best possible investment management and contract owner service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

/s/ John D. McNeil

John D. McNeil
Chairman
Board of Trustees


January 15, 1999


Management Review and Outlook
Capital Appreciation Series

For the 12 months ended December 31, 1998, the Series provided a total return of 28.70%, which compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

The Series' strong performance can be attributed to some of our major weightings performing very well, particularly technology sector holdings such as Microsoft, Cisco, Intel, and EMC. These companies have been able to leverage the worldwide drive toward higher productivity and lower cost structures that are predominantly enabled by technology. This trend is apparent in industries around the world and is a result of the current low-inflation scenario. Companies are compensating for the inability to boost revenues through price increases by turning to cost reduction and productivity enhancement as a means of keeping earnings healthy. In Cisco's case, the company provides much of the communications equipment that is the backbone of the Internet, and it has benefited from the explosion of interest in the 'Net.

Additionally, holdings in our leisure sector such as Time Warner and Viacom performed well, driven by their ability to fill the need for cable programming and operations services as that medium expands. Radio broadcasters such as Jacor, Clear Channel, and Heftel also performed well in the wake of major consolidation in the industry. Consolidation has enabled broadcasters to offer comprehensive packages to potential advertisers that are more compelling than several small individual advertising buys covering one market. Additionally, advertisers are aware that radio allows them to reach more consumers than other electronic media thanks to that medium's high rate of out-of-home usage. Retailers such as CVS and Rite Aid have performed well, buoyed both by consolidation in the industry and favorable demographics that have resulted in increased prescription volume as the population ages.

Even in a strong year, individual stocks can disappoint. Among our large holdings that did not perform up to our expectations was Cendant, which had difficulty due to accounting fraud in a company that it acquired. Though the stock has rallied somewhat, it is still down for the year. We still like the company's business model, however, and look forward to an increased share price in the near future. Computer Associates missed its earnings estimates earlier in the year and suffered as a result, though we feel the company is fundamentally sound and is worthy of our confidence long term. Gillette was working its way through a product transition from its old shaving system to its new triple-blade shaving product. As it was clearing old inventory, the Asian economic crisis came to a head and hurt the company's earnings as a result of reduced demand from those nations.


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Management Review and Outlook -- continued

With regard to the turmoil in Asian markets during the year, the portfolio didn't have a lot of direct Asian exposure. During the U.S. market correction in September and October, some of which was the result of weakness in the Asian economies, we took the opportunity to add to technology holdings that still displayed solid fundamentals, that could take advantage of the world's increased reliance on technology, and that we felt would rebound once the worst was over. Some of these names included Compuware, DST Systems, Galileo International, and Oracle.

We lightened the portfolio's exposure to industrial goods and basic materials because we felt those industries were in the process of a minirecession of their own and were not as resilient as technology stocks in the current environment. We also increased our health care holdings and added some of the major pharmaceutical stocks because, though expensive, they offer strong fundamentals and good earnings growth prospects.

We like to look at the current environment in the same way that we look at a potential investment. This entails factors such as earnings growth, management quality, secular economic trends, cash flow generation, and valuations. In light of those factors, we think that gross domestic product (GDP) may grow on the order of 2.5%, while inflation will remain low, at about 1.5%. Therefore, we expect to see moderate growth. Many American companies that are global leaders should continue to grow revenues and earnings as they consolidate their leadership positions and leverage secular trends. One concern here is that valuations in the market are fairly high as the result of significant amounts of liquidity that were pumped into the economy from interest-rate cuts around the world and a flight from international markets to U.S. equities. However, we think we're closer to achieving stability in the next few months, which means that valuations may level off as investors pay closer attention to earnings growth. In general, we think investors should expect more moderate performance from the stock market in the future. For our part, we will continue to focus on companies that we believe can deliver the best earnings growth at the best prices and generate strong cash flow.


Conservative Growth Series

For the 12 months ended December 31, 1998, the Series provided a total return of 23.85%, which compares to a 28.58% return for the S&P 500.

The past year has been quite a wild one in the equity market, with a strong first half followed by a warning correction in the late summer and early fall and, finally, a strong fourth quarter. Through that volatility, the Series has done well.

In the course of the year, we reduced a large overweighting in financial services by about 10% because we believe that the credit trends, cost cutting, and consolidation that have made many of those stocks attractive have run their course. In the current low inflation, low interest rate economic environment, we view stocks' valuations as less important than companies' abilities to deliver consistent and reliable earnings. Therefore, the assets taken from the financial services reductions were used to boost our holdings in technology and health care stocks that we feel offer the type of earnings reliability this market requires. Examples of these stocks include Microsoft and IBM in technology and Pfizer and American Home Products in health care and pharmaceuticals.

We believe that our research-focused investment discipline has helped us in discerning which companies' earnings are intact and growing consistently. An interesting example of our investment style can be found in our IBM holding. IBM is a company that is known primarily as a hardware company but, in reality, about 50% of its income comes from services and software. That's important because hardware is a high-volatility, low-margin business that often carries a high price-to-earnings ratio. Software and services represent the opposite type of business -- low volatility, high margin -- and can generate steadier revenue streams. When we started buying IBM earlier this year, its mid-teens multiple reflected a hardware company, not a full-service technology provider. In addition, the company had very solid cash flow and good earnings, and it was engaged in a major stock buyback program, which we believe is good for investors. In all, IBM is a perfect stock for the portfolio. It is a large-cap, blue-chip company with shareholder-friendly management, it has a stock price that we deem a value because it reflects only a portion of its business, and it has been paying a dividend. A further boost to IBM's attractiveness is that the company is at the beginning of a major hardware product cycle. Our investment here has paid off handsomely thus far.

Looking ahead, we are predicting slower earnings growth for domestic equities in 1999, as well as low inflation and low interest rates. The environment dictates that we pay close attention to earnings consistency and reliability, so we do not intend to modify our fundamental method for selecting stocks. Our discipline and our research focus have proved to be sound, and we believe our approach will continue to work in the future.


Emerging Growth Series

For the 12 months ended December 31, 1998, the Series provided a total return of 33.88%. This compares to a -2.55% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 28.58% return for the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The past year was a volatile one. While the U.S. economy appeared to be in good shape, helped by nonexistent inflation and several easings of interest rates by the Federal Reserve Board (the Fed), the rest of the world continued to be hurt by the Asian contagion of slow growth and devaluation. The uncertainty in global markets and the prospect for a deceleration in U.S. economic growth thus increased the appeal of liquidity and of companies whose businesses were less subject to the vagaries of international economies. As a result, the mid-capitalization companies in the Series performed better than the portfolio's larger holdings, as did companies that had little overseas exposure.

The Series continued to benefit from strong performance in technology, its largest sector and one in which earnings were surprisingly robust despite issues relating to Asia. Stocks that contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle, and Sun Microsystems, all of whose products were in solid demand by corporations seeking enhanced productivity. Deregulation and the rapid growth of data services in the telecommunications industry boosted the value of holdings such as MCI WorldCom and Global Telesystems, and consumer demand was more vibrant than expected. This helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite Aid and Fred Meyer, holdings whose strong pharmacy sales helped storewide performance.

There were a few areas that did not do as well as we had hoped. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at the former CUC. We think that a major restructuring and refocusing of core businesses scheduled for 1999, combined with a multimillion-dollar share buyback program, should help that company improve its performance. Health maintenance organizations also disappointed due to an imbalance between costs and pricing. We believe improved pricing and the reduction of unprofitable businesses should help these companies in 1999.

Looking forward, we believe the fundamental outlook for emerging growth stocks remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies that make up the broad market averages. This is a positive for emerging growth stocks, as we feel they should be able to grow faster than the overall economy. Moreover, inflation and interest rates are both low, which provides a favorable backdrop for valuations of emerging growth stocks.

Given this outlook, technology continues to be a key area of emphasis for the Series since we think that software, networking, and telecommunications equipment companies are likely to generate some of the strongest earnings growth in the market. Another area that offers great promise is telecommunications services, a sector in which mergers and the strong growth of data transmissions are enhancing valuations. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe our strategy of searching out rapidly growing companies at reasonable prices should benefit investors in 1999.


Managed Sectors Series

For the 12 months ended December 31, 1998, the Series provided a total return of 12.25%, compared to a return of 28.58% for the S&P 500 and a 19.98% return for the Lipper Capital Appreciation Fund Index. (The Lipper Mutual Fund indices are unmanaged, net-asset-value weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.)

The past year was a volatile one in which performance was very selective. While the U.S. economy appeared to be in good shape, helped by nonexistent inflation and several easings of interest rates by the Fed, the rest of the world continued to be hurt by the Asian contagion of slowing growth and devaluation. The uncertainty in global markets and the prospect for a deceleration of U.S. economic growth thus increased the appeal of liquidity, of companies with good earnings growth, and of companies less subject to the vagaries of international economies. As a result, larger-capitalization, consistent-growth companies and those with little exposure to foreign economies contributed to performance. In contrast, our small- and mid-cap holdings, as well as companies that depend on global economic expansion, detracted from results.

More specifically, our holdings in energy and health care held back performance. Energy stocks lagged because of softness in commodity prices. Health care services were under pressure due to regulatory concerns and pricing pressure from health maintenance organizations (HMOs). On a brighter note, our specialty retail holdings in the food and drug industry performed well thanks to continued industry consolidation and strong sales trends driven by solid pharmaceutical sales. In addition, our holdings in technology, primarily software, helped significantly, with strong appreciation in many of the leading companies such as Microsoft, EMC, and Cisco Systems. Tyco International, the Series' largest holding, was also a solid contributor as a result of better-than-expected earnings results and good acquisitions.

We believe the coming year is likely to be one of change, much as 1998 was. There are numerous questions. Will the U.S. and global economies go into recession or accelerate as a result of the strong support on interest rates provided by the Fed and the world's central banks? After several years of above-average earnings growth, will unit growth be hard for companies to achieve? Will deflation become a problem? All things considered, we believe strong growth will be highly valued by investors in a world in which growth is potentially scarcer. Thus, we have repositioned the portfolio with a focus on finding companies that we believe can deliver superior relative earnings growth. One way we can do this is by searching out companies with strong franchises in high growth markets. As a result, technology is a key focus for the Series. We are invested in software, networking, electronics, and telecommunications service companies that are benefiting from the growth of the Internet and the demand for more and faster communications. In health care, our emphasis has shifted to companies that we believe can deliver technology-driven unit growth -- both in devices and in the emerging pharmaceutical/biotechnology fields. Successful specialty retailers that can find strategies that work well and build on them will also have a place in the Series in 1999.

Looking forward, we believe the fundamental outlook for rapidly growing companies remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies. We think this is a positive for many of the smaller, rapidly growing companies that should be able to grow faster than the broad market. Moreover, inflation and interest rates are both low, a scenario that favors valuations of rapidly growing companies.


Research Series

For the 12 months ended December 31, 1998, the Series provided a total return of 23.61%, compared to a 28.58% return for the S&P 500.

Regarding the underperformance of the Series in comparison to the S&P 500, it pays to bear in mind that this portfolio is truly a "best ideas" portfolio that invests in what we feel are strong stocks regardless of their market capitalizations or industry sectors. The roller-coaster ride that the market has been on in the past few months has been driven by a narrow band of large-capitalization, multinational companies, while the portfolio has significant holdings in small- and mid-cap stocks. As a result, this portfolio does not move in lock-step with the S&P 500, and we feel this flexibility will better position the portfolio for long-term growth as the valuation gap between large and small companies closes. We manage the portfolio through MFS[RegTM] Original Research(SM), whereby we select companies that we feel can demonstrate earnings growth in a variety of market conditions. This approach is very important in a market such as this one in which we see few companies with the ability to raise prices on their products.

While volatility bothers some investors, we believe it has created some compelling bargains for what we feel are fundamentally sound companies. We tried to take advantage of these during the market's downturn and added to positions that had shown


                                                                               3
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Management Review and Outlook -- continued

weaker stock prices, but still demonstrated a sound fundamental outlook. Now, with share prices rebounding across market capitalizations, we are paying additional attention to companies' valuations. If we find instances of valuations that are not supported by stocks' fundamentals, we will pare back our positions in order to preserve gains for investors.

Two of our best ideas are MCI WorldCom and Lucent Technologies, both of which are benefiting from the growth in demand for data communications products. We believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which is the fastest-growing and most-profitable segment of the data communications and Internet arena. It is also expanding internationally and has been successfully taking market share from larger, more-entrenched European telecommunications companies, many of which were formerly nationalized industries. MCI is following the same entrepreneurial model in Europe that it did in the United States, where it had similar success in competition with AT&T. Finally, we feel the stock's current valuation, or the ratio of its share price to its projected earnings, is attractive at 22 times 1999 earnings estimates. Lucent Technologies is the leading telecommunications equipment supplier in the United States. It continues to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spend to accommodate the growth in data and Internet traffic. Lucent is also increasing its market share overseas. Though the stock is not inexpensive at 40 times its estimated 1999 earnings growth, we believe that its strong growth justifies its valuation.

We continue to be overweighted in growth areas such as technology, health care, and consumer staples. In technology the Series features Microsoft, our largest holding, Cisco, Intel, and Oracle. We see positive prospects for continued earnings growth in these companies as the world's corporations continue to leverage all types of technology to reduce costs and boost productivity. In health care, our weightings have changed little from one year ago and include major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volume. We also have large holdings in consumer staples companies such as Colgate Palmolive and Clorox, both of which we see as benefiting from continued consumer confidence in a growing economy.

On the flip side, we are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. We see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

MFS' commitment to research has not wavered since the company's inception in 1924. However, it's fair to say that the process has evolved. In 1924, MFS had virtually no dedicated analysts. Portfolio managers did their own research and made the investment decisions, and that heritage of informed stock selection is deeply ingrained in our corporate culture. We started our internal research department in 1932, and today we have a large global team of analysts who examine individual companies firsthand by meeting with company managements, interviewing customers, quizzing suppliers, and evaluating new products. This experience is important in building our track record, as seasoned MFS investment professionals pass along their knowledge and the corporate culture to new analysts.


Total Return Series

For the 12 months ended December 31, 1998, the Series provided a total return of 11.71%, compared to returns of 28.58% for the S&P 500 and 9.49% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

The Series benefited from both a strong equity and bond market in 1998, despite some volatility. Equity returns varied widely based on "style." For example, the unmanaged Russell 1000 Large-Capitalization Value Index increased 15.6%, while the Russell 1000 Large-Capitalization Growth Index appreciated 38.7%. As "value" managers, we focus more on financial services, basic industry, and energy and utilities companies, while growth managers are more focused on technology and health care companies. Although we had many stocks appreciate dramatically in 1998, it was the technology and health care sectors that led the market to new heights, groups that we have historically underweighted.

On the fixed-income side, U.S. Treasuries performed much better than corporate debt. As economic and political turmoil spread throughout the Far East and Latin America during 1998, there was a "flight to safety" that pushed up prices on U.S. Treasuries. At the same time, bonds issued by U.S. corporations did not keep pace because investors feared that corporate earnings would be hampered by these global problems. As the Series tends to hold more corporate bonds than Treasuries, our returns on the fixed-income side were strong but did not match the returns of an "all-Treasuries" portfolio.

At the end of the year, the Series' allocation consisted of 58% in equities (including convertible securities), 36% in bonds, and 6% in cash. This allocation is consistent with prior years and is somewhat conservative. We continue to have difficulty finding value in the equity markets because price-to-earnings ratios are very high and dividend yields are at historical lows. However, we do believe the insurance and the utilities and communications sectors offer good risk/reward ratios, and we have major allocations in those sectors.

Our goal for the coming year is to follow through with our value-oriented style. We believe that our conservative stance offers the potential for good returns should the equity and bond markets rise, while our balanced approach can offer support should these markets undergo a correction.


Utilities Series

For the 12 months ended December 31, 1998, the Series provided a total return of 17.54%. This compares to a 14.77% return for the Standard & Poor's Utilities Index, an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P 500.

Because of the market's volatility in 1998, there was a huge defensive move into the utility sector, predominantly into large-cap, traditional electric utility stocks, which are perceived to be high-quality investments. Investors, many of whom probably had never owned utility stocks before, flooded the market for large-cap electric utilities. In a twist on utility stocks' traditional reputation as staid, surefooted investments, the sector became almost a momentum play during the late summer as investors rushed to take advantage of its surging performance. Among large-cap electric utilities, valuations were stretched to unsupportable levels, which we believe reflected a lack of critical analysis of the


4
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Management Review and Outlook -- continued

stocks' fundamentals and more of a reaction based on fear. We believe this surge may be running its course, and we are moving some of our electric utilities assets into telecommunications stocks that we feel can support stronger earnings growth.

At the same time, natural gas stocks underperformed, for a couple of reasons. First, the unseasonably warm winter and spring of the past year depressed demand and, second, low natural gas liquids commodity prices, coupled with static processing, hurt earnings. However, this portfolio's focus is predominantly on mid-cap stocks diversified across the utility spectrum. So while we may not have benefited from the full surge in electric utilities, we feel we have a broad portfolio of quality companies with high-quality management teams and healthy earnings outlooks that have the ability to perform well over the long term.

During the past year we have seen good performance from several of our holdings. Mannesmann, a German telecommunications company, has performed well thanks to its leadership position in the European wireless communications market. The company, along with Olivetti, is part of an acquisition bid for Cellular Communications International (CCIL), an American cellular phone operator with substantial assets in Italy. CCIL's stock has been a strong performer too, and we believe the combined entity will be a leader in the rapidly expanding Italian telecommunications market.

PECO Energy, an electric utility based in Philadelphia, is also up strongly this year thanks to good earnings growth and its ongoing successful transition from a traditional regional electric utility to a national wholesale power distributor. Endesa SA, a Spanish electric utility, has performed well as a result of extensive restructuring in the Spanish electric industry and lower interest rates in Europe.

Consolidation, particularly among the gas and electric utilities, has been an underlying theme in the utilities market. At the moment, however, that frontier is quiet, and we've been disappointed in the small number of deals announced in 1998. We've seen a few nice ones, such as an interesting gas/electric combination between CMS Energy, an electric utility, and Duke Energy, which sold its gas pipelines to CMS. But we haven't seen the big pairings that we saw a couple of years ago, for two reasons. First, deregulation and restructuring at the state level are still ongoing, and companies are waiting for the effects of those trends to fully shake out before linking with other utilities. Second, the Public Utility Holding Company Act is still a stumbling block to consolidation. Interestingly, we have also seen some international deals that have not come to fruition due to regulatory, economic, and cultural issues.

Looking ahead at the global utility market in 1999, we still see a number of opportunities in Latin America that are relatively well insulated from the region's macroeconomic problems. The Series has currently invested roughly 6% of assets in Latin American utilities. In Asia, stock valuations are just not attractive now. In Europe, utility stocks in northern Europe are getting expensive, but we're seeing lots of opportunities in southern Europe, especially in Italian and Greek telecommunications stocks and in Spanish electric utilities. In the United States, we're finding the best values in natural gas companies. We think their ability to snap back to robust earnings growth in 1999 will be key to their share price performance in the future.


World Growth Series

For the 12 months ended December 31, 1998, the Series provided a total return of 14.61%, compared to a 21.72% return for the Morgan Stanley Capital International (MSCI) All Country World Index, a broad, unmanaged index of global equities; a -2.55% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.- domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ; and a 28.58% return for the S&P 500.

The Series' performance was helped by its overweightings in U.S. technology and European stocks and an underweighting in Japanese companies. However, this performance was offset by an overweighting in the emerging markets, which were abysmal performers across the board. Without a doubt, the disruption created by Asia's economic problems was the single most important factor affecting global markets during this period. Concerns surrounding Asia spread swiftly to Russia, Latin America, and emerging Europe, resulting in widespread currency devaluations, high interest rates, and slowing local economies. This, in turn, dampened the profit outlook for some of our technology and large-cap multinational companies with exposure to Asia and Russia. On a more positive note, the United States and Europe have embarked on what appears to be the beginning of a concerted effort to reduce interest rates. This should help sustain growth in the United States and Europe, which in turn should fuel a recovery in the emerging markets.

The United States remains one of the Series' primary markets because of low inflation, low and declining interest rates, reasonably good economic growth, and high corporate profits. We continue to emphasize U.S. technology, primarily software, a sector in which the leading database, design automation, and mainframe software companies such as BMC Software and Compuware are helping corporations worldwide increase productivity. Another area we believe offers solid potential is food and drug retailing, a sector in which companies are benefiting from industry consolidation and strong pharmaceutical drug trends. We also own a number of companies in the emerging telecommunications area, such as MCI WorldCom and Global Telesystems, both of which are positioned to benefit from global deregulation and increasing competition. We continue to add to our positions in oil services and exploration. If global growth picks up in late 1999 or early 2000, we believe these stocks could perform well.

Meanwhile, we believe Europe offers the most opportunity of the developed markets. European monetary union, which goes into effect in 1999, should be a real positive for the region, which broadly speaking is at an earlier stage in the economic cycle than the United States. Favorite countries include the Netherlands, Italy, and Sweden. Compared to a year ago, the allocation to Europe has increased because we've found companies there with more compelling valuations than those in the United States. We're also finding more attractive ideas in Japan. In general, we're looking for companies that we feel can generate 15% or better annual growth at reasonable valuations. We've found quite a few of these among consumer staples companies in Europe and the export-oriented technology companies in Japan.

Some of the Series' better-performing holdings include software and networking companies such as Compuware, BMC Software, and Cisco, all of which held up well despite weakness among Asian customers. In Europe, financial stocks such as Allied Irish Banks and Anglo Irish Bank contributed handsomely thanks to earnings driven by strong local economies and a favorable interest-rate environment.

We see better times ahead. Global markets should be helped by the concerted action of the Fed and the Group of Seven major industrialized nations, or the G7, to lower interest rates and keep the United States and Europe on a growth track. We believe this should help the emerging markets move toward recovery. We think there will be many fits and starts to this recovery, so our strategy in the emerging markets is to invest in companies and countries that we feel are positioned to come out of recession quickly. In the United States, our focus is on companies that can generate high-quality visible growth and those likely to benefit from a recovery in overseas markets. In Europe and Japan, we will continue to focus on companies generating 15% growth trading at what we view as attractive valuations.

                ----------------------------------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


These portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary for more information.)


Capital Appreciation Series

(For the 10-year period ended December 31, 1998)

[LINE CHART]

            Capital         S&P 500       Consumer
            Appreciation    Composite     Price
            Series          Index         Index--U.S.
12/88       10000           10000         10000
12/90       13268           12760         11104
12/92       21246           17915         11772
12/94       24167           19982         12423
12/96       39475           33802         13162
12/98       62556           57961         13627


Average Annual Total Returns
as of December 31, 1998


                                1 Year        3 Years        5 Years          10 Years/Life
                               --------      ---------      ---------         -------------
Capital Appreciation Series     +28.70%        +24.40%        +20.07%             +20.12%
Average growth fund*            +22.86%        +22.23%        +18.63%             +19.22%
S&P 500+                        +28.58%        +28.23%        +24.06%             +19.21%
Consumer Price Index+#          + 1.80%        + 2.30%        + 2.41%             + 3.14%

*Source: Lipper Analytical Services, Inc.
+Source: CDA/Wiesenberger, Inc.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Conservative Growth Series

(For the 10-year period ended December 31, 1998)


[LINE CHART]

            S&P             Conservative      Consumer
            Composite       Growth            Price
            Index           Series            Index--U.S.
 1/89       10000           10000             10000
12/90       12760           13597             11104
12/92       17915           17945             11772
12/94       19982           20568             12423
12/96       33802           35057             13162
12/98       57961           57284             13627

Average Annual Total Returns
as of December 31, 1998


                               1 Year         3 Years        5 Years          10 Years/Life
                              --------       ---------      ---------         -------------
Conservative Growth Series     +23.85%        +27.02%        +22.73%             +19.07%
S&P 500*                       +28.58%        +28.23%        +24.06%             +19.21%
Consumer Price Index*+         + 1.80%        + 2.30%        + 2.41%             + 3.14%

*Source: CDA/Wiesenberger.
+The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Emerging Growth Series(1)

(For the period from May 1, 1995,
through December 31, 1998)

[LINE CHART]

                            Emerging        Russell 2000       Consumer
            S&P             Growth          Total Return       Price
            500             Series          Index              Index--U.S.
 5/95       10000           10000           10000              10000
12/96       14975           14854           13992              10441
12/97       19971           18112           17121              10619
12/98       25677           24249           16685              10810

Average Annual Total Returns
as of December 31, 1998


                                        1 Year       3 Years         10 Years/Life
                                      ---------     ---------        -------------
Emerging Growth Series*                +33.88%       +24.12%             +27.31%
Russell 2000 Total Return Index**      - 2.55%       +11.58%             +14.96%
S&P 500**                              +28.58%       +28.23%             +29.29%
Consumer Price Index**+                + 1.80%       + 2.30%             + 2.14%

 *For the period from the commencement of the Series' investment operations,
  May 1, 1995, through December 31, 1998.
**Source: CDA/Wiesenberger. "Life" refers to the period from May 1, 1995, through December 31, 1998.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



Managed Sectors Series(2)

(For the 10-year period ended December 31, 1998)

[LINE CHART]

                            Managed         Lipper Capital     Consumer
            S&P             Sectors         Appreciation       Price
            500             Series          Funds Index        Index--U.S.
12/88       10000           10000           10000              10000
12/90       12760           13005           11831              11104
12/92       17915           22455           17505              11772
12/94       19982           22917           19765              12423
12/96       33802           35647           29899              13162
12/98       57961           50272           43037              13627


Average Annual Total Returns
as of December 31, 1998


                               1 Year         3 Years        5 Years          10 Years/Life
                              --------       ---------      ---------         -------------
Managed Sectors Series         +12.25%        +18.36%        +16.56%             +17.53%
Lipper Capital Appreciation
  Fund Index*                  +19.98%        +18.28%        +16.26%             +15.71%
S&P 500**                      +28.58%        +28.23%        +24.06%             +19.21%
Consumer Price Index**+        + 1.80%        + 2.30%        + 2.41%             + 3.14%

 *Source: Lipper Analytical Services, Inc.
**Source: CDA/Wiesenberger.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Research Series

(For the period from December 1, 1994,
through December 31, 1998)

[LINE CHART]

                                              Consumer
            S&P             Research          Price
            500             Series            Index--U.S.
11/94       10000           10000             10000
12/95       13454           13585             10261
12/96       16542           16813             10609
12/97       22061           20320             10789
12/98       29437           25119             10983

Average Annual Total Returns
as of December 31, 1998


                            1 Year         3 Years           10 Years/Life
                           --------       ---------          -------------
Research Series*            +23.61%        +22.74%             +24.86%
S&P 500**                   +28.58%        +28.23%             +30.25%
Consumer Price Index**+     + 1.80%        + 2.30%             + 2.28%

 *For the period from the commencement of the Series' investment operations,
  November 7, 1994, through December 31, 1998.
**Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1994, through December 31, 1998.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Total Return Series

(For the 10-year period ended December 31, 1998)

[LINE CHART]

                            Total           Lehman Brothers          Consumer
            S&P             Return          Government/Corporate     Price
            500             Series          Bond Index               Index--U.S.
 1/89       10000           10000           10000                    10000
12/90       12760           12065           12370                    11104
12/92       17915           15928           15453                    11772
12/94       19982           17657           16556                    12423
12/96       33802           25528           20315                    13162
12/98       57961           34785           24413                    13627

Average Annual Total Returns
as of December 31, 1998


                               1 Year         3 Years        5 Years         10 Years/Life
                              --------       ---------      ---------        -------------
Total Return Series            +11.71%        +15.85%        +14.01%             +13.28%
Lehman Brothers Government/
  Corporate Bond Index*        + 9.49%        + 7.34%        + 7.31%             + 9.34%
S&P 500*                       +28.58%        +28.23%        +24.06%             +19.21%
Consumer Price Index*+         + 1.80%        + 2.30%        + 2.41%             + 3.14%

*Source: CDA/Wiesenberger.
+The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Utilities Series(2)

(For the period from December 1, 1993,
through December 31, 1998)

[LINE CHART]

                                                            Lehman Brothers
                                     Standard & Poor's      Corporate Bond          Consumer
            S&P        Utilities     Utilities              Total Return            Price
            500        Series        Index                  Utility Index           Index--U.S.
12/93       10000      10000         10000                  10000                   10000
12/94       10255       9524          9205                   9527                   10268
12/95       14109      12606         12992                  11701                   10521
12/96       17347      15174         13398                  12055                   10878
12/97       23135      20138         16699                  13429                   11063
12/98       29745      23670         19166                  14696                   11262

Average Annual Total Returns
as of December 31, 1998

                                       1 Year       3 Years      5 Years     10 Years/Life
                                      --------     ---------    ---------    -------------
Utilities Series*                      +17.54%      +23.37%      +18.76%       +18.32%
Lehman Brothers Corporate
  Bond Utility Total Return
  Index**++                            + 9.44%      + 7.89%      + 8.00%       + 7.97%
S&P 500**++                            +28.58%      +28.23%      +24.06%       +23.91%
Standard & Poor's Utility Index+       +14.77%      +13.84%      +13.90%       +13.90%
Consumer Price Index**#                + 1.80%      + 2.30%      + 2.41%       + 2.37%

 *For the period from the commencement of the Series' investment operations,
  December 1, 1993, through December 31, 1998.
**Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1993, through December 31, 1998.
++Effective immediately, the Lehman Brothers Corporate Bond Utility Total
  Return Index and the Standard & Poor's 500 Composite Index will no longer be used as benchmarks because we believe the Standard & Poor's Utilities Index better reflects the Series' investment policies and objectives.
 +Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  December 1, 1993, through December 31, 1998.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


World Growth Series(3)

(For the period from December 1, 1993,
through December 31, 1998)

[LINE CHART]

                       MSCI        MSCI All         World          Russell 2000          Consumer
            S&P        World       Country          Growth         Total Return          Price
            500        Index       World Index      Series         Index                 Index--U.S.
12/93       10000      10000       10664            10000          10000                 10000
12/94       10255      11077       10536            10944          10153                 10268
12/95       14109      13438       12458            12701          13041                 10521
12/96       17347      15319       14088            14355          15192                 10878
12/97       23135      17804       16155            16555          18589                 11063
12/98       29745      22219       19664            18973          18115                 11262


Average Annual Total Returns
as of December 31, 1998

                                       1 Year       3 Years      5 Years    10 Years/Life
                                      --------     ---------    ---------   -------------
World Growth Series*                   +14.61%      +14.31%      +12.26%       +13.32%
MSCI World Index**+                    +24.80%      +18.25%      +16.19%       +17.00%
Russell 200 Total Return Index**       - 2.55%      +11.58%      +11.86%       +12.39%
S&P 500**                              +28.58%      +28.23%      +24.06%       +23.91%
Average global flexible fund#          +14.46%      +14.70%      +11.98%       +13.44%
MSCI All Country World Index#          +21.72%      +16.43%      +14.48%       +15.52%
Consumer Price Index**+                + 1.80%      + 2.30%      + 2.41%       + 2.37%

 *For the period from the commencement of the Series' investment operations,
  December 1, 1993, through December 31, 1998.
**Source: CDA/Wiesenberger. "Life" refers to the period from December 1, 1993, through December 31, 1998.
 +Effective immediately, the MSCI World Index will no longer be used as a benchmark because we believe the MSCI All Country World Index better reflects the Series' investment policies and objectives.
 #Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  December 1, 1993, through December 31, 1998.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

(1) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility.

(2) The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility.

Notes to Performance Summary

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Portfolio of Investments -- December 31, 1998
Capital Appreciation Series
Stocks -- 94.2%

Issuer                                                                             Shares             Value
U.S. Stocks -- 92.6%
Advertising -- 0.1%
Outdoor Systems, Inc.* .................................................            70,800        $  2,124,000
                                                                                                  ------------
Aerospace -- 0.4%
United Technologies Corp. ..............................................            61,300        $  6,666,375
                                                                                                  ------------
Automotive -- 0.5%
Federal-Mogul Corp. ....................................................           143,900        $  8,562,050
                                                                                                  ------------
Banks and Credit Companies -- 0.7%
Bank of New York, Inc. .................................................           301,600        $ 12,139,400
                                                                                                  ------------
Broadcasting -- 0.2%
Infinity Broadcasting Corp.* ...........................................           109,600        $  3,000,300
                                                                                                  ------------
Business Services -- 2.6%
DST Systems, Inc.* .....................................................           301,000        $ 17,175,812
Galileo International, Inc. ............................................           363,900          15,829,650
Modis Professional Services, Inc.* .....................................           556,400           8,067,800
Policy Management Systems Corp.*........................................            64,400           3,252,200
                                                                                                  ------------
                                                                                                  $ 44,325,462
                                                                                                  ------------
Computer Software --
  Personal Computers -- 6.6%
Microsoft Corp.* .......................................................           822,800        $114,112,075
                                                                                                  ------------
Computer Software --
  Services -- 0.5%
EMC Corp.* .............................................................           104,500        $  8,882,500
                                                                                                  ------------
Computer Software --
  Systems -- 12.2%
BMC Software, Inc.* ....................................................           933,200        $ 41,585,725
Cadence Design Systems, Inc.* ..........................................         1,346,400          40,055,400
Cambridge Technology Partners,
  Inc.* ................................................................           134,000           2,964,750
Computer Associates International,
  Inc. .................................................................         1,370,600          58,421,825
Compuware Corp.* .......................................................           271,200          21,187,500
Oracle Corp.* ..........................................................           772,850          33,329,156
Synopsys, Inc.* ........................................................           224,200          12,162,850
                                                                                                  ------------
                                                                                                  $209,707,206
                                                                                                  ------------
Consumer Goods and
  Services -- 9.8%
Clorox Co. .............................................................           134,400        $ 15,699,600
Colgate-Palmolive Co. ..................................................           191,700          17,804,138
Gillette Co. ...........................................................           482,100          23,291,456
Tyco International Ltd. ................................................         1,476,154         111,357,367
                                                                                                  ------------
                                                                                                  $168,152,561
                                                                                                  ------------
Defense Electronics -- 0.8%
Loral Space & Communications
  Corp.* ...............................................................           811,800        $ 14,460,188
                                                                                                  ------------
Electrical Equipment -- 1.3%
General Electric Co. ...................................................           213,400        $ 21,780,137
                                                                                                  ------------
Electronics -- 2.0%
Analog Devices, Inc.* ..................................................           310,762        $  9,750,158
Intel Corp. ............................................................           207,300          24,578,006
                                                                                                  ------------
                                                                                                  $ 34,328,164
                                                                                                  ------------
Entertainment -- 8.8%
CBS Corp. ..............................................................           571,400        $ 18,713,350
Clear Channel Communications,
  Inc.* ................................................................           240,424          13,103,108
Heftel Broadcasting Corp., "A"* ........................................           202,530           9,974,603
Jacor Communications, Inc.* ............................................           357,000          22,981,875
MediaOne Group, Inc.* ..................................................           715,600          33,633,200
Time Warner, Inc. ......................................................           343,000          21,287,437
Univision Communications, Inc.,
  "A"* .................................................................           173,100           6,264,056

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Entertainment -- continued
Viacom, Inc., "B"* .....................................................           352,800        $ 26,107,200
                                                                                                  ------------
                                                                                                  $152,064,829
                                                                                                  ------------
Financial Institutions -- 7.0%
Associates First Capital Corp., "A" ....................................           699,900        $ 29,658,262
CIT Group, Inc., "A" ...................................................           279,800           8,901,138
Federal Home Loan Mortgage
  Corp. ................................................................           586,200          37,773,262
Federal National Mortgage Assn. ........................................           104,500           7,733,000
Financial Federal Corp. * ..............................................           260,100           6,437,475
Finova Group, Inc. .....................................................           369,400          19,924,513
Franklin Resources, Inc. ...............................................            96,600           3,091,200
Morgan Stanley Dean Witter & Co. .......................................           111,100           7,888,100
                                                                                                  ------------
                                                                                                  $121,406,950
                                                                                                  ------------
Financial Services -- 0.8%
SunAmerica, Inc. .......................................................           170,750        $ 13,852,094
                                                                                                  ------------
Insurance -- 1.1%
Equitable Cos., Inc. ...................................................            77,400        $  4,479,525
Lincoln National Corp. .................................................           172,600          14,120,838
MONY Group, Inc.* ......................................................               100               3,131
                                                                                                  ------------
                                                                                                  $ 18,603,494
                                                                                                  ------------
Medical and Health Products -- 5.1%
Boston Scientific Corp.* ...............................................           433,100        $ 11,612,494
Eli Lilly & Co. ........................................................           163,300          14,513,287
McKesson Corp. .........................................................           133,200          10,531,125
Pfizer, Inc. ...........................................................           283,600          35,574,075
Schering Plough Corp. ..................................................           298,500          16,492,125
                                                                                                  ------------
                                                                                                  $ 88,723,106
                                                                                                  ------------
Medical and Health Technology
  and Services -- 5.0%
Cardinal Health, Inc. ..................................................           257,812        $ 19,561,485
HBO & Co. ..............................................................           394,700          11,322,956
Health Management Associates,
  Inc., "A"* ...........................................................           625,825          13,533,466
HealthSouth Corp.* .....................................................         1,029,300          15,889,819
Total Renal Care Holdings, Inc.* .......................................            60,700           1,794,444
United Healthcare Corp. ................................................           547,633          23,582,446
                                                                                                  ------------
                                                                                                  $ 85,684,616
                                                                                                  ------------
Metals and Minerals -- 0.6%
Minerals Technologies, Inc. ............................................           248,900        $ 10,189,344
                                                                                                  ------------
Oils -- 0.2%
Conoco, Inc., "A"* .....................................................           187,200        $  3,907,800
                                                                                                  ------------
Railroads -- 0.3%
Kansas City Southern Industries,
  Inc. .................................................................           120,400        $  5,922,175
                                                                                                  ------------
Restaurants and Lodging -- 4.6%
Cendant Corp.* .........................................................         2,391,900        $ 45,595,594
McDonalds Corp. ........................................................           180,000          13,792,500
Promus Hotel Corp.* ....................................................           611,348          19,792,391
                                                                                                  ------------
                                                                                                  $ 79,180,485
                                                                                                  ------------
Special Products and
  Services -- 0.5%
USEC, Inc. .............................................................           626,900        $  8,698,238
                                                                                                  ------------
Stores -- 9.1%
CompUSA, Inc.* .........................................................           808,100        $ 10,555,806
CVS Corp. ..............................................................         1,116,700          61,418,500
Linens 'n Things, Inc.* ................................................            33,200           1,315,550
Office Depot, Inc.* ....................................................           893,600          33,007,350
Rite Aid Corp. .........................................................           710,500          35,214,156
TJX Cos., Inc. .........................................................           509,100          14,763,900
                                                                                                  ------------
                                                                                                  $156,275,262
                                                                                                  ------------

12-CAS

Issuer                                                                             Shares           Value
U.S. Stocks -- continued
Supermarkets -- 2.6%
Meyer (Fred), Inc.* .....................................................          294,000      $   17,713,500
Safeway, Inc.* ..........................................................          444,500          27,086,719
                                                                                                --------------
                                                                                                $   44,800,219
                                                                                                --------------
Telecommunications -- 7.8%
3Com Corp.* .............................................................          374,100      $   16,764,356
American Tower Corp., "A"* ..............................................          118,800           3,512,025
Cisco Systems, Inc.* ....................................................          473,675          43,962,961
Global TeleSystems Group, Inc.* .........................................          308,300          17,187,725
Intermedia Communications, Inc.* ........................................           98,600           1,700,850
L-3 Communications Holding, Inc.*........................................            2,800             130,375
Lucent Technologies, Inc. ...............................................          114,300          12,573,000
MCI WorldCom, Inc.* .....................................................          415,770          29,831,498
Nextlink Communications, Inc., "A"*......................................          132,000           3,745,500
Qwest Communications
  International, Inc.* ..................................................           51,955           2,597,750
Tel-Save Holdings, Inc.*## ..............................................          186,900           3,130,575
                                                                                                --------------
                                                                                                $  135,136,615
                                                                                                --------------
Utilities -- Electric -- 1.4%
AES Corp.* ..............................................................          266,700      $   12,634,912
CalEnergy Co., Inc.* ....................................................          354,600          12,300,188
                                                                                                --------------
                                                                                                $   24,935,100
                                                                                                --------------
  Total U.S. Stocks .....................................................                       $1,597,620,745
                                                                                                --------------
Foreign Stocks -- 1.6%
Bermuda -- 0.6%
Ace Ltd. (Insurance) ....................................................          258,400      $    8,898,650
Global Crossing Ltd.
  (Telecommunications)* .................................................           13,700             618,213
                                                                                                --------------
                                                                                                $    9,516,863
                                                                                                --------------
Brazil -- 0.2%
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications)* ............................................           54,300      $    1,123,331
Telesp Celular Participacoes S.A.
  (Telecommunications)* ................................................            96,300           1,685,250
                                                                                                --------------
                                                                                                $    2,808,581
                                                                                                --------------
United Kingdom -- 0.8%
British Petroleum PLC, ADR (Oils) .......................................           84,279      $    8,006,505
Reuters Group PLC (Business
  Services) .............................................................          378,000           3,981,858
Taylor Nelson Sofres PLC (Market
  Research) .............................................................        2,014,900           2,557,027
                                                                                                --------------
                                                                                                $   14,545,390
                                                                                                --------------
  Total Foreign Stocks ..................................................                       $   26,870,834
                                                                                                --------------
  Total Stocks
    (Identified Cost, $1,132,761,234) ...................................                       $1,624,491,579
                                                                                                --------------


Convertible Preferred Stock -- 0.3%

Issuer                                                                            Shares             Value
Entertainment -- 0.3%
MediaOne Group, Inc., 6.25%
  (Identified Cost, $5,353,313)..........................................           92,100      $    6,124,650
                                                                                                --------------
Short-Term Obligations -- 3.3%

                                                                            Principal Amount
                                                                              (000 Omitted)
Federal Home Loan Bank, due
  1/15/99-1/20/99 .......................................................          $20,500      $   20,451,975
Federal National Mortgage Assn.,
  due 1/07/99 ...........................................................           15,200          15,187,105
General Electric Capital Corp., due
  1/04/99 ...............................................................           15,200          15,193,641
Metropolitan Life Funding, Inc., due
  1/22/99 ...............................................................          6,100             6,080,963
                                                                                                --------------
  Total Short-Term Obligations, at Amortized Cost .......................                       $   56,913,684
                                                                                                --------------
  Total Investments
    (Identified Cost, $1,195,028,231) ...................................                       $1,687,529,913
Other Assets,
  Less Liabilities -- 2.2%                                                                          37,625,054
                                                                                                --------------
  Net Assets -- 100.0% ..................................................                       $1,725,154,967
                                                                                                ==============

           See portfolio footnotes and notes to financial statements


                                                                          13-CAS

Portfolio of Investments -- December 31, 1998
Conservative Growth Series
Stocks -- 97.1%

Issuer                                                                            Shares             Value
U.S. Stocks -- 91.9%
Aerospace -- 3.5%
Allied Signal, Inc. ....................................................          414,400         $ 18,363,100
General Dynamics Corp. .................................................          160,800            9,426,900
Lockheed-Martin Corp. ..................................................           67,688            5,736,558
United Technologies Corp. ..............................................          286,700           31,178,625
                                                                                                  ------------
                                                                                                  $ 64,705,183
                                                                                                  ------------
Automotive -- 0.7%
Federal-Mogul Corp. ....................................................          212,000         $ 12,614,000
                                                                                                  ------------
Banks and Credit Companies -- 5.8%
Bankers Trust Corp. ....................................................           69,700         $  5,954,994
Comerica, Inc. .........................................................           80,350            5,478,866
Firstar Corp. ..........................................................           84,840            7,911,330
Fleet Financial Group, Inc. ............................................           62,500            2,792,969
National City Corp. ....................................................          207,300           15,029,250
Northern Trust Corp. ...................................................          100,200            8,748,712
State Street Corp. .....................................................          198,300           13,794,244
US Bancorp .............................................................          427,553           15,178,131
Washington Mutual, Inc. ................................................          236,100            9,016,069
Wells Fargo Co.* .......................................................          589,900           23,559,131
                                                                                                  ------------
                                                                                                  $107,463,696
                                                                                                  ------------
Broadcasting -- 0.1%
Infinity Broadcasting Corp.* ...........................................           40,200         $  1,100,475
                                                                                                  ------------
Business Machines -- 3.8%
International Business Machines Corp.                                             168,300         $ 31,093,425
Sun Microsystems, Inc.* ................................................          104,900            8,982,062
Xerox Corp. ............................................................          262,500           30,975,000
                                                                                                  ------------
                                                                                                  $ 71,050,487
                                                                                                  ------------
Business Services -- 0.5%
Computer Sciences Corp. ................................................           37,700         $  2,429,294
DST Systems, Inc.* .....................................................          130,000            7,418,125
                                                                                                  ------------
                                                                                                  $  9,847,419
                                                                                                  ------------
Chemicals -- 0.5%
Air Products & Chemicals, Inc. .........................................          196,100         $  7,844,000
E. I. du Pont de Nemours & Co. .........................................           33,500            1,777,594
                                                                                                  ------------
                                                                                                  $  9,621,594
                                                                                                  ------------
Computer Software --
  Personal Computers -- 2.1%
Microsoft Corp.* .......................................................          283,800         $ 39,359,512
                                                                                                  ------------
Computer Software --
  Services -- 0.2%
EMC Corp.* .............................................................           37,700         $  3,204,500
                                                                                                  ------------
Computer Software --
  Systems -- 1.7%
BMC Software, Inc.* ....................................................          124,800         $  5,561,400
Computer Associates International,
  Inc. .................................................................          262,825           11,202,916
Oracle Corp.* ..........................................................          324,250           13,983,281
                                                                                                  ------------
                                                                                                  $ 30,747,597
                                                                                                  ------------
Consumer Goods and
  Services -- 10.2%
Black & Decker Corp. ...................................................          261,800         $ 14,677,163
Clorox Co. .............................................................           66,400            7,756,350
Colgate-Palmolive Co. ..................................................           98,500            9,148,188
Gillette Co. ...........................................................          377,100           18,218,644
Kimberly-Clark Corp. ...................................................          376,896           20,540,832
Newell Co. .............................................................          332,800           13,728,000
Philip Morris Cos., Inc. ...............................................          680,800           36,422,800
Procter & Gamble Co. ...................................................          236,200           21,568,012
Service Corp. International ............................................          510,100           19,415,681
Tyco International Ltd. ................................................          367,500           27,723,281
                                                                                                  ------------
                                                                                                  $189,198,951
                                                                                                  ------------

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Electrical Equipment -- 2.8%
Emerson Electric Co. ...................................................          220,700         $ 13,352,350
General Electric Co. ...................................................          303,300           30,955,556
Honeywell, Inc. ........................................................          105,100            7,915,344
                                                                                                  ------------
                                                                                                  $ 52,223,250
                                                                                                  ------------
Electronics -- 1.2%
Intel Corp. ............................................................          192,200         $ 22,787,712
                                                                                                  ------------
Entertainment -- 2.1%
Disney (Walt) Co. ......................................................          416,000         $ 12,480,000
MediaOne Group, Inc.* ..................................................          188,100            8,840,700
Time Warner, Inc. ......................................................          287,900           17,867,794
                                                                                                  ------------
                                                                                                  $ 39,188,494
                                                                                                  ------------
Financial Institutions -- 2.4%
Associates First Capital Corp., "A" ....................................          472,936         $ 20,040,663
Federal Home Loan Mortgage Corp.........................................          384,200           24,756,887
                                                                                                  ------------
                                                                                                  $ 44,797,550
                                                                                                  ------------
Food and Beverage Products -- 3.8%
Anheuser Busch Cos., Inc. ..............................................          190,400         $ 12,495,000
Bestfoods Co. ..........................................................          129,500            6,895,875
Coca-Cola Co. ..........................................................           34,400            2,300,500
Hershey Foods Corp. ....................................................          378,900           23,562,844
Interstate Bakeries Corp. ..............................................          196,800            5,202,900
PepsiCo., Inc. .........................................................           81,000            3,315,938
Ralston-Ralston Purina Co. .............................................          528,500           17,110,187
                                                                                                  ------------
                                                                                                  $ 70,883,244
                                                                                                  ------------
Insurance -- 8.7%
Allstate Corp. .........................................................          411,800         $ 15,905,775
American International Group, Inc. .....................................           94,700            9,150,388
Chubb Corp. ............................................................           84,900            5,507,888
CIGNA Corp. ............................................................          263,600           20,379,575
Equitable Cos., Inc. ...................................................          112,200            6,493,575
Hartford Financial Services Group,
  Inc. .................................................................          421,400           23,124,325
Lincoln National Corp. .................................................          190,000           15,544,375
MBIA, Inc. .............................................................          106,800            7,002,075
Progressive Corp. ......................................................          171,700           29,081,687
Torchmark Corp. ........................................................          410,200           14,485,187
Transamerica Corp. .....................................................          131,400           15,176,700
                                                                                                  ------------
                                                                                                  $161,851,550
                                                                                                  ------------
Manufacturing -- 0.5%
Illinois Tool Works, Inc. ..............................................          146,800         $  8,514,400
                                                                                                  ------------
Medical and Health Products -- 11.3%
American Home Products Corp. ...........................................          592,100         $ 33,342,631
Arterial Vascular Engineering, Inc.*....................................           49,600            2,604,000
Bristol-Myers Squibb Co. ...............................................          253,900           33,974,994
Eli Lilly & Co. ........................................................           70,900            6,301,238
Johnson & Johnson ......................................................          298,000           24,994,750
McKesson Corp. .........................................................          244,700           19,346,594
Merck & Co., Inc. ......................................................           19,700            2,909,444
Pfizer, Inc. ...........................................................          345,800           43,376,287
Pharmacia & Upjohn, Inc. ...............................................          265,900           15,056,587
Schering Plough Corp. ..................................................          165,200            9,127,300
Warner-Lambert Co. .....................................................          254,300           19,120,181
                                                                                                  ------------
                                                                                                  $210,154,006
                                                                                                  ------------
Medical and Health Technology
  and Services -- 3.1%
Guidant Corp. ..........................................................          164,700         $ 18,158,175
HealthSouth Corp.* .....................................................          311,900            4,814,956
Medtronic, Inc. ........................................................          129,000            9,578,250
Tenet Healthcare Corp.* ................................................          454,100           11,920,125
United Healthcare Corp. ................................................          281,400           12,117,788
                                                                                                  ------------
                                                                                                  $ 56,589,294
                                                                                                  ------------


14-CGS

Issuer                                                                               Shares             Value
U.S. Stocks -- continued
Oils -- 3.7%
Chevron Corp. ............................................................           33,200         $    2,753,525
Conoco, Inc., "A"* .......................................................          159,700              3,333,738
Exxon Corp. ..............................................................          391,900             28,657,687
Mobil Corp. ..............................................................          238,400             20,770,600
Texaco, Inc. .............................................................          192,500             10,178,437
USX-Marathon Group .......................................................           86,300              2,599,788
                                                                                                    --------------
                                                                                                    $   68,293,775
                                                                                                    --------------
Photographic Products -- 0.6%
Eastman Kodak Co. ........................................................          150,400         $   10,828,800
                                                                                                    --------------
Pollution Control -- 0.4%
Waste Management, Inc. ...................................................          163,377         $    7,617,453
                                                                                                    --------------
Printing and Publishing -- 1.2%
Gannett Co., Inc. ........................................................          155,200         $   10,010,400
Tribune Co. ..............................................................          169,500             11,187,000
                                                                                                    --------------
                                                                                                    $   21,197,400
                                                                                                    --------------
Railroads -- 0.2%
Burlington Northern Santa Fe
  Railway Co. ............................................................           88,000         $    2,970,000
                                                                                                    --------------
Restaurants and Lodging -- 0.3%
McDonalds Corp. ..........................................................           58,800         $    4,505,550
                                                                                                    --------------
Stores -- 5.7%
American Stores Co. ......................................................           87,500         $    3,232,031
CVS Corp. ................................................................          231,300             12,721,500
Dayton Hudson Corp. ......................................................          180,300              9,781,275
Home Depot, Inc. .........................................................          221,900             13,577,506
Nordstrom, Inc. ..........................................................          208,500              7,232,344
Office Depot, Inc.* ......................................................          239,900              8,861,306
Rite Aid Corp. ...........................................................          518,500             25,698,157
TJX Cos., Inc. ...........................................................          536,600             15,561,400
Wal-Mart Stores, Inc. ....................................................          118,400              9,642,200
                                                                                                    --------------
                                                                                                    $  106,307,719
                                                                                                    --------------
Supermarkets -- 3.1%
Albertsons, Inc. .........................................................          126,700         $    8,069,206
Kroger Co.* ..............................................................          161,500              9,770,750
Meyer (Fred), Inc.* ......................................................          171,100             10,308,775
Safeway, Inc.* ...........................................................          486,000             29,615,625
                                                                                                    --------------
                                                                                                    $   57,764,356
                                                                                                    --------------
Telecommunications -- 7.1%
Alltel Corp. .............................................................          384,000         $   22,968,000
Ameritech Corp. ..........................................................           49,100              3,111,713
Bell Atlantic Corp. ......................................................          221,400             11,734,200
Cisco Systems, Inc.* .....................................................           69,800              6,478,313
Lucent Technologies, Inc. ................................................          123,200             13,552,000
MCI WorldCom, Inc.* ......................................................          378,902             27,186,218
SBC Communications, Inc. .................................................          471,900             25,305,637
Sprint Corp. .............................................................          230,800             19,416,050
Sprint PCS* ..............................................................           71,750              1,659,219
                                                                                                    --------------
                                                                                                    $  131,411,350
                                                                                                    --------------
Utilities -- Electric -- 3.1%
CMS Energy Corp. .........................................................          133,900         $    6,485,781
FirstEnergy Corp. ........................................................          220,700              7,186,544
GPU, Inc. ................................................................          130,400              5,762,050
New Century Energies, Inc. ...............................................           92,700              4,519,125
Peco Energy Co. ..........................................................          216,400              9,007,650
Pinnacle West Capital Corp. ..............................................          125,300              5,309,587
Texas Utilities Co. ......................................................          267,700             12,498,244
Unicom Corp. .............................................................          149,900              5,780,519
                                                                                                    --------------
                                                                                                    $   56,549,500
                                                                                                    --------------

Issuer                                                                             Shares               Value
U.S. Stocks -- continued
Utilities -- Gas -- 0.9%
Columbia Energy Group ....................................................          224,650         $   12,973,537
KN Energy, Inc. ..........................................................          117,000              4,255,875
                                                                                                    --------------
                                                                                                    $   17,229,412
                                                                                                    --------------
Utilities -- Telephone -- 0.6%
BellSouth Corp. ..........................................................          234,000         $   11,670,750
                                                                                                    --------------
  Total U.S. Stocks ......................................................                          $1,702,248,979
                                                                                                    --------------
Foreign Stocks -- 5.2%
Bermuda -- 0.7%
Ace Ltd. (Insurance) .....................................................           74,300         $    2,558,706
EXEL Ltd., "A" (Insurance) ...............................................          134,700             10,102,500
                                                                                                    --------------
                                                                                                    $   12,661,206
                                                                                                    --------------
Canada -- 0.6%
Canadian National Railway Co.
  (Railroads) ............................................................          220,350         $   11,430,656
                                                                                                    --------------
France -- 0.2%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) ...................................................          134,100         $    3,277,069
                                                                                                    --------------
Italy -- 0.3%
San Paolo Imi S.p.A. (Banks and
  Credit Cos.) ...........................................................          357,727         $    6,325,317
                                                                                                    --------------
Japan -- 0.4%
AFLAC, Inc. (Insurance) ..................................................          149,500         $    6,578,000
                                                                                                    --------------
Switzerland -- 0.4%
Nestle S.A. (Food and Beverage
  Products) ..............................................................            3,200         $    6,966,145
                                                                                                    --------------
United Kingdom -- 2.6%
British Petroleum PLC, ADR (Oils) ........................................          287,862         $   27,346,890
Rentokil Initial PLC (Environmental
  Services) ..............................................................          909,000              6,861,129
Reuters Group PLC (Business
  Services) ..............................................................          764,200              8,050,095
Reuters Group PLC, ADR (Business
  Services) ..............................................................          107,600              6,819,150
                                                                                                    --------------
                                                                                                    $   49,077,264
                                                                                                    --------------
  Total Foreign Stocks ...................................................                          $   96,315,657
                                                                                                    --------------
  Total Stocks
    (Identified Cost, $1,401,910,464) ....................................                          $1,798,564,636
                                                                                                    --------------
Convertible Preferred Stocks -- 0.6%
Agriculture -- 0.1%
Monsanto Co., 6.50%* .....................................................           33,000         $    1,617,000
                                                                                                    --------------
Consumer Goods and Services -- 0.1%
Newell Financial Trust Co.,
  5.25%*## ...............................................................           42,500         $    2,241,875
                                                                                                    --------------
Utilities -- Electric -- 0.4%
Houston Industries, Inc., 7.00% ..........................................           42,500         $    4,520,938
Texas Utilities Co., 3.315% ..............................................           55,500              2,677,875
                                                                                                    --------------
                                                                                                    $    7,198,813
                                                                                                    --------------
  Total Convertible Preferred Stocks
    (Identified Cost, $7,744,784) ........................................                          $   11,057,688
                                                                                                    --------------


                                                                          15-CGS

Short-Term Obligations -- 2.3%

                                                         Principal Amount
Issuer                                                     (000 Omitted)                   Value
Federal Home Loan Mortgage
  Corp., due 1/13/99-1/27/99 .........................        $18,270                 $   18,226,000
Federal National Mortgage Assn.,
  due 1/07/99 ........................................          7,900                      7,893,298
General Electric Capital Corp., due
  1/04/99 ............................................         17,300                     17,292,763
                                                                                      --------------
  Total Short-Term Obligations, at Amortized Cost ......................              $   43,412,061
                                                                                      --------------
  Total Investments
    (Identified Cost, $1,453,067,309) ..................................              $1,853,034,385
Other Assets,
  Less Liabilities -- 0.0%                                                                  (306,284)
                                                                                      --------------
  Net Assets -- 100.0% .................................................              $1,852,728,101
                                                                                      ==============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
Emerging Growth Series
Stocks -- 99.0%

Issuer                                                                       Shares          Value
U.S. Stocks -- 96.9%
Advertising
Lamar Advertising Co., "A"* ............................................     1,100      $     40,975
Outdoor Systems, Inc.* .................................................     1,900            57,000
                                                                                        ------------
                                                                                        $     97,975
                                                                                        ------------
Aerospace -- 0.2%
Gulfstream Aerospace Corp.* ............................................    30,000      $  1,597,500
                                                                                        ------------
Airlines
Atlas Air, Inc.* .......................................................     1,200      $     58,725
                                                                                        ------------
Automotive
Dura Automotive Systems, Inc.* .........................................       900      $     30,713
                                                                                        ------------
Banks and Credit Companies -- 0.2%
Capital One Financial Corp. ............................................    12,100      $  1,391,500
                                                                                        ------------
Biotechnology -- 0.2%
IDEXX Laboratories, Inc.* ..............................................    37,900      $  1,019,747
Waters Corp.* ..........................................................     4,800           418,800
                                                                                        ------------
                                                                                        $  1,438,547
                                                                                        ------------
Broadcasting -- 0.1%
Infinity Broadcasting Corp.* ...........................................    30,400      $    832,200
                                                                                        ------------
Business Machines -- 1.0%
Affiliated Computer Services, Inc., "A"*                                    23,300      $  1,048,500
Sun Microsystems, Inc.* ................................................    74,800         6,404,750
                                                                                        ------------
                                                                                        $  7,453,250
                                                                                        ------------
Business Services -- 2.7%
Affiliated Managers Group, Inc.* .......................................     1,500      $     44,813
Amgen, Inc.* ...........................................................    11,600         1,212,925
BISYS Group, Inc.* .....................................................    44,600         2,302,475
Building One Services Corp.* ...........................................     2,500            52,188
Ceridian Corp.* ........................................................    24,100         1,682,481
Computer Sciences Corp. ................................................    14,900           960,119
DST Systems, Inc.* .....................................................    28,000         1,597,750
First Data Corp. .......................................................     7,400           234,487
Fiserv, Inc.* ..........................................................     1,400            72,012
Galileo International, Inc. ............................................    40,700         1,770,450
Global Directmail Corp.* ...............................................     2,600            60,775
Insight Enterprises, Inc.* .............................................     1,000            50,875
Interim Services, Inc.* ................................................     2,000            46,750
Learning Tree International, Inc.* .....................................   122,000         1,105,625
Metamor Worldwide, Inc.* ...............................................     1,400            35,000
Modis Professional Services, Inc.* .....................................   206,600         2,995,700
National Data Corp. ....................................................       900            43,819
Policy Management Systems Corp.*........................................   103,800         5,241,900
Professional Detailing, Inc.* ..........................................     1,300            36,725
Renaissance Worldwide, Inc.* ...........................................    14,700            90,037
Technology Solutions Co.* ..............................................    41,500           444,828
                                                                                        ------------
                                                                                        $ 20,081,734
                                                                                        ------------
Computer Hardware -- Systems -- 0.1%
Compaq Computer Corp. ..................................................    24,200      $  1,014,887
                                                                                        ------------
Computer Software -- Personal
  Computers -- 5.3%
Autodesk, Inc. .........................................................     1,285      $     54,853
Intuit, Inc.* ..........................................................       700            50,750
Microsoft Corp.* .......................................................   279,800        38,804,763
Verio, Inc.* ...........................................................     1,800            40,275
                                                                                        ------------
                                                                                        $ 38,950,641
                                                                                        ------------
Computer Software -- Services -- 1.8%
EMC Corp.* .............................................................   147,500      $ 12,537,500
Ingram Micro, Inc.* ....................................................     1,000            34,875
Mobius Management Systems, Inc.*........................................    35,200           523,600
                                                                                        ------------
                                                                                        $ 13,095,975
                                                                                        ------------

16-EGS

Issuer                                                                            Shares                 Value
U.S. Stocks -- continued
Computer Software -- Systems -- 21.0%
Advantage Learning Systems, Inc.*.......................................              700         $     46,025
Aspen Technology, Inc.* ................................................            1,300               18,850
BMC Software, Inc.* ....................................................          504,100           22,463,956
Boole & Babbage, Inc.* .................................................            1,300               38,269
Cadence Design Systems, Inc.* ..........................................          520,500           15,484,875
Cambridge Technology Partners, Inc.*                                               41,300              913,762
Clarify, Inc.* .........................................................            2,000               48,875
Computer Associates International, Inc.                                           616,325           26,270,853
Compuware Corp.* .......................................................          506,800           39,593,750
CSG Systems International, Inc.* .......................................              600               47,400
Learning Co., Inc.* ....................................................            1,700               44,094
Network Associates, Inc.* ..............................................           80,600            5,339,750
New Era of Networks, Inc.* .............................................            1,200               52,800
Oracle Corp.* ..........................................................          949,750           40,957,969
Rational Software Corp.* ...............................................            1,800               47,700
Siebel Systems, Inc.* ..................................................            1,300               44,119
SunGard Data Systems, Inc.* ............................................           22,700              900,906
Synopsys, Inc.* ........................................................           36,200            1,963,850
                                                                                                  ------------
                                                                                                  $154,277,803
                                                                                                  ------------
Consumer Goods and
  Services -- 6.8%
Carson, Inc., "A"* .....................................................          117,000         $    468,000
Dial Corp. .............................................................            1,700               49,088
First Brands Corp. .....................................................            1,130               44,564
Sotheby's Holdings, Inc. ...............................................            1,800               57,600
Sportsline USA, Inc.* ..................................................           56,500              879,281
Tyco International Ltd. ................................................          637,079           48,059,647
                                                                                                  ------------
                                                                                                  $ 49,558,180
                                                                                                  ------------
Electrical Equipment
Jabil Circuit, Inc.* ...................................................              600         $     44,775
Micrel, Inc.* ..........................................................            1,100               60,500
                                                                                                  ------------
                                                                                                  $    105,275
                                                                                                  ------------
Electronics -- 4.3%
Altera Corp.* ..........................................................           94,100         $  5,728,337
Analog Devices, Inc.* ..................................................          107,100            3,360,262
Applied Micro Circuits Corp.* ..........................................            1,300               44,159
Burr-Brown Corp.* ......................................................            1,700               39,844
Cable Design Technologies Corp.*........................................              500                9,250
Flextronics International Ltd.* ........................................              590               50,519
Intel Corp. ............................................................          110,700           13,124,869
Lattice Semiconductor Corp.* ...........................................           66,700            3,061,947
Level One Communications, Inc.* ........................................            1,400               49,700
Linear Technology Corp. ................................................           15,100            1,352,394
Maxim Integrated Products, Inc.* .......................................            1,100               48,056
Microchip Technology, Inc.* ............................................            1,300               48,100
MIPS Technologies, Inc.* ...............................................            1,800               57,600
Photronics, Inc.* ......................................................            2,000               47,938
PMC-Sierra, Inc.* ......................................................            1,100               69,437
Sanmina Corp.* .........................................................              750               46,875
SCI Systems, Inc.* .....................................................              820               47,355
SIPEX Corp.* ...........................................................            1,300               45,663
Teradyne, Inc.* ........................................................            1,900               80,512
The DII Group, Inc.* ...................................................            2,100               48,300
Xilinx, Inc.* ..........................................................           67,200            4,376,400
                                                                                                  ------------
                                                                                                  $ 31,737,517
                                                                                                  ------------
Entertainment -- 5.8%
CBS Corp. ..............................................................           43,100         $  1,411,525
Clear Channel Communications,
  Inc.* ................................................................          121,850            6,640,825
Comcast Corp., "A" .....................................................           86,750            5,091,141
Cox Radio, Inc., "A"* ..................................................           73,200            3,092,700
Gemstar International Group Ltd.* ......................................           15,500              887,375

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Entertainment -- continued
Hearst-Argyle Television, Inc.* ........................................            1,700         $     56,100
Jacor Communications, Inc.* ............................................           62,700            4,036,312
Macromedia, Inc.* ......................................................           14,800              498,575
MediaOne Group, Inc.* ..................................................           69,200            3,252,400
Premier Parks, Inc.* ...................................................            2,000               60,500
Time Warner, Inc. ......................................................          278,000           17,253,375
Univision Communications, Inc., "A"*                                               15,400              557,287
USA Networks, Inc.* ....................................................            2,500               82,813
                                                                                                  ------------
                                                                                                  $ 42,920,928
                                                                                                  ------------
Financial Institutions -- 1.4%
Associates First Capital Corp., "A" ....................................           72,800         $  3,084,900
Bear Stearns Cos., Inc. ................................................           47,200            1,764,100
CIT Group, Inc., "A" ...................................................            1,200               38,175
Franklin Resources, Inc. ...............................................           62,900            2,012,800
Morgan Stanley Dean Witter & Co. .......................................           43,400            3,081,400
Paine Webber Group, Inc. ...............................................            1,000               38,625
U.S. Trust Corp. .......................................................            2,500              190,000
Waddell & Reed Financial, Inc., "A".....................................            1,800               42,637
                                                                                                  ------------
                                                                                                  $ 10,252,637
                                                                                                  ------------
Food and Beverage Products -- 0.1%
Coors Adolph Co. .......................................................            6,800         $    383,775
Keebler Foods Co.* .....................................................            1,300               48,913
Smithfield Foods, Inc.* ................................................            1,400               47,425
                                                                                                  ------------
                                                                                                  $    480,113
                                                                                                  ------------
Machinery -- 0.1%
SI Handling Systems, Inc. ..............................................           25,350         $    354,900
                                                                                                  ------------
Medical and Health Products -- 2.1%
Agouron Pharmaceuticals, Inc.* .........................................              900         $     52,875
Allegiance Corp. .......................................................          104,100            4,853,662
Allergan, Inc. .........................................................           29,200            1,890,700
AmeriSource Health Corp.,"A"* ..........................................              600               39,000
Arterial Vascular Engineering, Inc.*....................................              800               42,000
Bausch & Lomb, Inc. ....................................................            1,200               72,000
Biomet, Inc. ...........................................................            1,800               72,450
Boston Scientific Corp.* ...............................................            1,900               50,944
Chattem, Inc. ..........................................................            1,100               52,663
Haemonetics Corp.* .....................................................            3,000               68,250
IDEC Pharmaceuticals Corp.* ............................................           22,700            1,066,900
Immunex Corp.* .........................................................               71                8,933
King Pharmaceuticals, Inc.* ............................................            4,500              118,687
McKesson Corp. .........................................................           71,200            5,629,250
PSS World Medical, Inc.* ...............................................           45,300            1,041,900
                                                                                                  ------------
                                                                                                  $ 15,060,214
                                                                                                  ------------
Medical and Health Technology
  and Services -- 4.5%
Alpharma, Inc. .........................................................            1,300         $     45,906
Biogen, Inc.* ..........................................................            8,200              680,600
Cardinal Health, Inc. ..................................................           50,550            3,835,481
Cyberonics, Inc.* ......................................................              200                2,700
Express Scripts, Inc.* .................................................              800               53,700
Gentex Corp.* ..........................................................            2,500               50,000
Genzyme Corp.* .........................................................            1,100               54,725
Guidant Corp. ..........................................................           87,300            9,624,825
Health Management Associates,
  Inc., "A"* ...........................................................            3,150               68,119
HealthSouth Corp.* .....................................................            5,200               80,275
Medtronic, Inc. ........................................................          116,300            8,635,275
Mid Atlantic Medical Services, Inc.*....................................            4,500               44,156
Orthodontic Centers of America,
  Inc.* ................................................................            2,200               42,763
PacifiCare Health Systems, Inc., "B"*...................................              800               63,600
Province Healthcare Co.* ...............................................            1,300               46,637

                                                                          17-EGS

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- continued
Schein (Henry), Inc.* ..................................................               900        $     40,275
Steris Corp.* ..........................................................             1,700              48,344
Total Renal Care Holdings, Inc.* .......................................             1,402              41,447
United Healthcare Corp. ................................................           226,300           9,745,044
Wellpoint Health Networks, Inc., "A"*...................................               500              43,500
                                                                                                  ------------
                                                                                                  $ 33,247,372
                                                                                                  ------------
Oil Services
Global Industries, Inc.* ...............................................             7,100        $     43,488
                                                                                                  ------------
Pharmaceuticals -- 1.4%
Bergen Brunswig Corp. ..................................................             9,200        $    320,850
Sepracor, Inc.* ........................................................           104,200           9,182,625
Watson Pharmaceuticals, Inc.* ..........................................            16,300           1,024,862
                                                                                                  ------------
                                                                                                  $ 10,528,337
                                                                                                  ------------
Printing and Publishing
Electronics for Imaging, Inc.* .........................................             1,500        $     60,281
Mail-Well, Inc.* .......................................................             1,000              11,438
                                                                                                  ------------
                                                                                                  $     71,719
                                                                                                  ------------
Railroads -- 0.2%
Kansas City Southern Industries, Inc.                                               29,200        $  1,436,275
                                                                                                  ------------
Restaurants and Lodging -- 3.1%
Applebee's International, Inc. .........................................             2,000        $     41,250
Brinker International, Inc.* ...........................................             1,800              51,975
Buffets, Inc.* .........................................................             5,200              62,075
CEC Entertainment, Inc.* ...............................................             1,600              44,400
Cendant Corp.* .........................................................         1,146,304          21,851,420
CKE Restaurants, Inc. ..................................................             1,210              35,619
IHOP Corp.* ............................................................               700              27,956
Outback Steakhouse, Inc.* ..............................................             1,700              67,788
Papa John's International, Inc.* .......................................             1,200              52,950
Promus Hotel Corp.* ....................................................            10,313             333,883
                                                                                                  ------------
                                                                                                  $ 22,569,316
                                                                                                  ------------
Special Products and Services -- 0.5%
Newport News Shipbuilding, Inc. ........................................            96,500        $  3,226,719
Rayovac Corp.* .........................................................             3,100              82,731
Verisign, Inc.* ........................................................               800              47,300
                                                                                                  ------------
                                                                                                  $  3,356,750
                                                                                                  ------------
Stores -- 9.2%
Abercrombie & Fitch Co.* ...............................................               700        $     49,525
AnnTaylor Stores Corp.* ................................................             1,300              51,269
Boise Cascade Office Products Corp.*                                                 2,400              32,400
Borders Group, Inc.* ...................................................             1,700              42,394
CompUSA, Inc.* .........................................................            21,800             284,762
Consolidated Stores Corp.* .............................................             1,350              27,253
Corporate Express, Inc.* ...............................................            96,300             499,556
CSK Auto Corp.* ........................................................             1,400              37,363
CVS Corp. ..............................................................           221,152          12,163,360
Duane Reade, Inc.* .....................................................             1,100              42,350
General Nutrition Cos., Inc.* ..........................................             3,000              48,750
Gymboree Corp.* ........................................................            27,900             177,863
Home Depot, Inc. .......................................................            87,000           5,323,312
Linens 'n Things, Inc.* ................................................             1,300              51,513
Micro Warehouse, Inc.* .................................................           157,300           5,318,706
Office Depot, Inc.* ....................................................           453,800          16,762,237
Republic Industries, Inc.* .............................................            15,100             222,725
Rite Aid Corp. .........................................................           269,100          13,337,269
Staples, Inc.* .........................................................           284,050          12,409,434
TJX Cos., Inc. .........................................................            39,700           1,151,300
                                                                                                  ------------
                                                                                                  $ 68,033,341
                                                                                                  ------------

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Supermarkets -- 3.1%
Kroger Co.* ............................................................            46,000        $  2,783,000
Meyer (Fred), Inc.* ....................................................           235,170          14,168,993
Safeway, Inc.* .........................................................            97,900           5,965,781
                                                                                                  ------------
                                                                                                  $ 22,917,774
                                                                                                  ------------
Technology
Galileo Technology Ltd.* ...............................................             3,600        $     97,200
                                                                                                  ------------
Telecommunications -- 21.5%
3Com Corp.* ............................................................            75,200        $  3,369,900
Alltel Corp. ...........................................................            47,300           2,829,131
Amdocs Ltd.* ...........................................................             3,100              53,088
American Tower Corp., "A"* .............................................            19,900             588,294
Ascend Communications, Inc.* ...........................................           122,000           8,021,500
Aspect Telecommunications Corp.*........................................             2,400              41,400
Century Telephone Enterprises, Inc......................................           114,900           7,755,750
Cisco Systems, Inc.* ...................................................           516,563          47,943,503
DSP Communications, Inc.* ..............................................             3,100              47,469
EchoStar Communications, Corp., *.......................................             1,200              58,050
Gilat Satellite Networks Ltd.* .........................................               820              45,203
Global TeleSystems Group, Inc.* ........................................           219,800          12,253,850
Hyperion Telecommunications, Inc.,
  "A"* .................................................................             3,800              57,475
Iridium World Communications Co.*.......................................            16,400             648,825
Lucent Technologies, Inc. ..............................................           122,000          13,420,000
MCI WorldCom, Inc.* ....................................................           577,073          41,404,988
Metromedia Fiber Network, Inc.,
  "A"* .................................................................             1,600              53,600
Qwest Communications
  International, Inc.* .................................................           140,100           7,005,000
Sprint Corp. ...........................................................           111,900           9,413,587
TCA Cable TV, Inc. .....................................................             1,510              53,888
Tel-Save.com, Inc.* ....................................................            74,500           1,247,875
Tele-Communications, Inc.* .............................................            16,100             741,606
Tellabs, Inc.* .........................................................            21,200           1,453,525
                                                                                                  ------------
                                                                                                  $158,507,507
                                                                                                  ------------
Transportation -- 0.2%
FDX Corp.* .............................................................            17,000        $  1,513,000
                                                                                                  ------------
  Total U.S. Stocks ....................................................                          $713,113,293
                                                                                                  ------------
Foreign Stocks -- 2.1%
Bermuda -- 0.1%
Ace Ltd. (Insurance) ...................................................             2,000        $     68,875
Global Crossing Ltd.
  (Telecommunications)* ................................................             3,200             144,400
                                                                                                  ------------
                                                                                                  $    213,275
                                                                                                  ------------
Canada
Loewen Group, Inc. (Business
  Services) ............................................................             3,700        $     31,219
                                                                                                  ------------
Finland -- 0.5%
Nokia Corp., ADR
  (Telecommunications) .................................................            26,500        $  3,191,594
Tieto Corp. (Computer
  Software - Systems) ..................................................            10,800             481,036
                                                                                                  ------------
                                                                                                  $  3,672,630
                                                                                                  ------------
France -- 0.1%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................            37,500        $    916,406
                                                                                                  ------------
Germany
SAP AG, Preferred (Computer
  Software - Systems) ..................................................               110        $     52,441
                                                                                                  ------------
Ireland -- 0.3%
Elan Corp. PLC, ADR (Health
  Products)* ...........................................................            31,900        $  2,219,044
                                                                                                  ------------


18-EGS

Issuer                                    Shares          Value
Foreign Stocks -- continued
Netherlands -- 0.4%
Elsag Bailey Process Automation
  N.V. (Machinery)* ..................    21,700      $    849,012
Equant N.V. (Computer Software -
  Services)* .........................    35,900         2,434,469
                                                      ------------
                                                      $  3,283,481
United Kingdom -- 0.7%
ARM Holdings PLC, ADR (Computer
  Software - Systems)* ...............    24,580      $  1,480,945
CBT Group PLC, ADR (Computer
  Software - Personal Computers)*.....    43,260           643,493
ICON PLC, ADR (Biotechnology)* .......       400            13,400
Sema Group PLC (Computer
  Software - Systems) ................   214,800         2,113,047
Taylor Nelson Sofres PLC (Market
  Research) ..........................   674,900           856,488
                                                      ------------
                                                      $  5,107,373
                                                      ------------
  Total Foreign Stocks ..........................     $ 15,495,869
                                                      ------------
  Total Stocks
    (Identified Cost, $494,746,334) .............     $728,609,162
                                                      ------------
Short-Term Obligation -- 0.5%


                                    Principal Amount
                                    (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/14/99,
  at Amortized Cost ................     $3,800        $  3,793,016
                                                       ------------
  Total Investments
    (Identified Cost, $498,539,350) ..............     $732,402,178
Other Assets,
  Less Liabilities -- 0.5%                                3,849,008
                                                       ------------
  Net Assets -- 100.0% ...........................     $736,251,186
                                                       ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
Managed Sectors Series
Stocks -- 97.6%

Issuer                                       Shares          Value
Financial Institutions -- 0.9%
Associates First Capital Corp., "A" .....    19,800      $    839,025
Schwab (Charles) Corp. ..................    40,500         2,275,594
                                                         ------------
                                                         $  3,114,619
                                                         ------------
Leisure -- 17.3%
Ascend Communications, Inc.* ............    64,800      $  4,260,600
CBS Corp. ...............................    22,200           727,050
Century Telephone Enterprises, Inc.......    54,300         3,665,250
Colt Telecom Group (United
  Kingdom) ..............................    72,000         1,086,911
Comcast Corp., "A" ......................    60,200         3,532,987
Gemstar International Group Ltd.* .......     6,200           354,950
Infinity Broadcasting Corp.* ............    15,100           413,363
Jacor Communications, Inc.* .............    70,600         4,544,875
MCI WorldCom, Inc.* .....................   306,100        21,962,675
MediaOne Group, Inc.* ...................    17,800           836,600
Nokia Corp., ADR (Finland) ..............    34,100         4,106,919
Qwest Communications
  International, Inc.* ..................    77,700         3,885,000
Sprint Corp. ............................    63,200         5,316,700
Time Warner, Inc. .......................   138,200         8,577,037
                                                         ------------
                                                         $ 63,270,917
                                                         ------------
Medical and Health Technology
  and Services -- 13.3%
Amgen, Inc.* ............................    27,000      $  2,823,187
Bausch & Lomb, Inc. .....................    18,400         1,104,000
Bergen Brunswig Corp. ...................    22,200           774,225
Biogen, Inc.* ...........................    18,100         1,502,300
Biomet, Inc. ............................    17,500           704,375
Cardinal Health, Inc. ...................    50,450         3,827,894
CVS Corp. ...............................   123,100         6,770,500
Guidant Corp. ...........................    50,400         5,556,600
HealthSouth Corp.* ......................    88,300         1,363,131
Idec Pharmaceuticals Corp.* .............    10,800           507,600
McKesson Corp. ..........................    20,300         1,604,969
Medtronic, Inc. .........................    71,200         5,286,600
Pfizer, Inc. ............................    18,500         2,320,594
Rite Aid Corp. ..........................   123,400         6,116,012
Schering Plough Corp. ...................    40,800         2,254,200
Sepracor, Inc.* .........................    54,600         4,811,625
United Healthcare Corp. .................     7,900           340,194
Warner-Lambert Co. ......................    10,100           759,394
                                                         ------------
                                                         $ 48,427,400
                                                         ------------
Technology -- 44.6%
3Com Corp.* .............................    90,200      $  4,042,087
Alltel Corp. ............................    35,900         2,147,269
Altera Corp.* ...........................    36,300         2,209,762
Analog Devices, Inc.* ...................    77,200         2,422,150
ARM Holdings PLC
  (United Kingdom) ......................    43,300           933,795
BMC Software, Inc.* .....................   104,700         4,665,694
Cisco Systems, Inc.* ....................   270,400        25,096,500
Compaq Computer Corp. ...................    32,600         1,367,163
Computer Associates International, Inc.     161,800         6,896,725
Computer Sciences Corp. .................    12,400           799,025
Compuware Corp.* ........................   233,000        18,203,125
EMC Corp.* ..............................    81,600         6,936,000
Equant N.V. (Netherlands)* ..............    13,700           929,031
Global Crossing Ltd. (Bermuda)* .........    16,500           744,563
Global TeleSystems Group, Inc.* .........   109,400         6,099,050
Intel Corp. .............................    59,700         7,078,181
International Business Machines
  Corp. .................................    17,100         3,159,225
Lattice Semiconductor Corp.* ............     6,700           307,572
Lexmark International Group, Inc.* ......    11,100         1,115,550

                                                                          19-MSS

Issuer                                       Shares          Value
Technology -- continued
Linear Technology Corp. .................    12,600       $  1,128,488
Lucent Technologies, Inc. ...............    72,600          7,986,000
Micro Warehouse, Inc.* ..................    29,100            983,944
Microsoft Corp.* ........................   163,500         22,675,406
Network Associates, Inc.* ...............    42,300          2,802,375
Oracle Corp.* ...........................   443,600         19,130,250
Sun Microsystems, Inc.* .................    46,000          3,938,750
TeleCommunications, Inc.* ...............    60,100          2,768,356
Tellabs, Inc.* ..........................    22,500          1,542,656
Vodafone Group PLC (United
  Kingdom)* .............................    92,200          1,495,857
Xerox Corp. .............................     6,000            708,000
Xilinx, Inc.* ...........................    33,600          2,188,200
                                                          ------------
                                                          $162,500,749
                                                          ------------
Other -- 21.5%
Albertsons, Inc. ........................    10,900       $    694,194
Anheuser Busch Cos., Inc. ...............    36,400          2,388,750
FDX Corp.* ..............................    36,200          3,221,800
Galileo International, Inc.* ............    20,200            878,700
Gulfstream Aerospace Corp.* .............    13,400            713,550
Home Depot, Inc. ........................    45,600          2,790,150
Meyer (Fred), Inc.* .....................   149,500          9,007,375
Office Depot, Inc.* .....................   205,400          7,586,962
Philip Morris Cos., Inc. ................    52,600          2,814,100
Safeway, Inc.* ..........................    65,900          4,015,781
Staples, Inc.* ..........................   149,400          6,526,913
Tyco International Ltd. .................   421,200         31,774,275
Wal-Mart Stores, Inc. ...................    75,600          6,156,675
                                                          ------------
                                                          $ 78,569,225
                                                          ------------
  Total Stocks
    (Identified Cost, $281,604,851) ................      $355,882,910
                                                          ------------
Short-Term Obligations -- 2.8%
                                       Principal Amount
                                         (000 Omitted)
Federal National Mortgage Assn.,
  due 1/13/99 ...........................   $ 5,030       $  5,021,415
Ford Motor Credit Corp.,
  due 1/04/99 ...........................     5,260          5,257,800
                                                          ------------
  Total Short-Term Obligations, at Amortized Cost .       $ 10,279,215
                                                          ------------
  Total Investments
    (Identified Cost, $291,884,066) ................      $366,162,125
Other Assets,
  Less Liabilities -- (0.4)%                                (1,371,049)
                                                          ------------
  Net Assets -- 100.0% .............................      $364,791,076
                                                          ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
Research Series
Stocks -- 98.1%

Issuer                                          Shares          Value
U.S. Stocks -- 92.2%
Aerospace -- 2.8%
Lockheed-Martin Corp. ......................    67,400      $  5,712,150
United Technologies Corp. ..................   204,900        22,282,875
                                                            ------------
                                                            $ 27,995,025
                                                            ------------
Automotive -- 0.5%
Federal-Mogul Corp. ........................    81,100      $  4,825,450
                                                            ------------
Banks and Credit Companies -- 2.3%
Bank of New York, Inc. .....................   215,600      $  8,677,900
Chase Manhattan Corp. ......................   111,424         7,583,796
Wells Fargo Co.* ...........................   169,500         6,769,406
                                                            ------------
                                                            $ 23,031,102
                                                            ------------
Business Machines -- 2.0%
Sun Microsystems, Inc.* ....................   125,000      $ 10,703,125
Xerox Corp. ................................    80,500         9,499,000
                                                            ------------
                                                            $ 20,202,125
                                                            ------------
Business Services -- 0.2%
Modis Professional Services, Inc.* .........   141,000      $  2,044,500
                                                            ------------
Chemicals -- 0.5%
Cambrex Corp. ..............................    92,400      $  2,217,600
E. I. du Pont de Nemours & Co. .............    59,100         3,135,994
                                                            ------------
                                                            $  5,353,594
                                                            ------------
Computer Software -- Personal
  Computers -- 4.7%
Microsoft Corp.* ...........................   337,200      $ 46,765,425
                                                            ------------
Computer Software --
  Services -- 0.8%
EMC Corp.* .................................    88,400      $  7,514,000
                                                            ------------
Computer Software --
  Systems -- 8.2%
BMC Software, Inc.* ........................   254,900      $ 11,358,981
Cadence Design Systems, Inc.* ..............   355,700        10,582,075
Computer Associates International, Inc.        255,600        10,894,950
Compuware Corp.* ...........................   230,500        18,007,812
Oracle Corp.* ..............................   518,725        22,370,016
Synopsys, Inc.* ............................   135,800         7,367,150
                                                            ------------
                                                            $ 80,580,984
                                                            ------------
Consumer Goods and
  Services -- 11.2%
Monsanto Co. ...............................   172,800      $  8,208,000
Black & Decker Corp. .......................    53,000         2,971,313
Clorox Co. .................................    75,700         8,842,706
Colgate-Palmolive Co. ......................   101,000         9,380,375
Dial Corp. .................................   267,600         7,726,950
Gillette Co. ...............................   217,800        10,522,463
Newell Co. .................................   108,000         4,455,000
Philip Morris Cos., Inc. ...................   258,175        13,812,362
Procter & Gamble Co. .......................   150,900        13,779,056
Tyco International Ltd. ....................   411,512        31,043,436
                                                            ------------
                                                            $110,741,661
                                                            ------------
Containers -- 0.6%
Smurfit Stone Container Corp.* .............   386,798      $  6,116,243
                                                            ------------
Electrical Equipment -- 1.4%
Emerson Electric Co. .......................   234,200      $ 14,169,100
                                                            ------------
Electronics -- 3.0%
Analog Devices, Inc.* ......................   341,133      $ 10,703,048
Intel Corp. ................................   140,200        16,622,462
Lattice Semiconductor Corp.* ...............    52,900         2,428,441
                                                            ------------
                                                            $ 29,753,951
                                                            ------------

20-RES

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Entertainment -- 4.2%
CBS Corp. ..............................................................          326,800         $ 10,702,700
Disney (Walt) Co. ......................................................          383,900           11,517,000
Jacor Communications, Inc.* ............................................           14,400              927,000
MediaOne Group, Inc.* ..................................................          153,400            7,209,800
Time Warner, Inc. ......................................................          180,000           11,171,250
                                                                                                  ------------
                                                                                                  $ 41,527,750
                                                                                                  ------------
Financial Institutions -- 6.8%
American Express Co. ...................................................           51,500         $  5,265,875
Associates First Capital Corp., "A" ....................................          244,306           10,352,467
Bear Stearns Cos., Inc. ................................................          134,500            5,026,938
CIT Group, Inc., "A" ...................................................          131,600            4,186,525
Citigroup, Inc. ........................................................          113,000            5,593,500
Federal Home Loan Mortgage
  Corp. ................................................................          180,700           11,643,856
Federal National Mortgage Assn. ........................................          134,400            9,945,600
First Union Corp. ......................................................          153,188            9,315,745
Morgan Stanley Dean Witter & Co. .......................................           75,300            5,346,300
                                                                                                  ------------
                                                                                                  $ 66,676,806
                                                                                                  ------------
Food and Beverage Products -- 3.0%
Archer-Daniels-Midland Co. .............................................          244,840         $  4,208,188
Dean Foods Co. .........................................................           77,700            3,171,131
Hershey Foods Corp. ....................................................          133,500            8,302,031
Hormel Foods Corp. .....................................................           82,200            2,692,050
McCormick & Co., Inc. ..................................................           99,455            3,362,822
Ralston-Ralston Purina Co. .............................................          242,500            7,850,938
                                                                                                  ------------
                                                                                                  $ 29,587,160
                                                                                                  ------------
Insurance -- 6.3%
Allstate Corp. .........................................................           88,000         $  3,399,000
CIGNA Corp. ............................................................          126,200            9,756,837
Conseco, Inc. ..........................................................          192,039            5,869,192
Equitable Cos., Inc. ...................................................          183,400           10,614,275
Hartford Financial Services Group, Inc.                                           160,300            8,796,462
Lincoln National Corp. .................................................          146,000           11,944,625
Nationwide Financial Services, Inc., "A"                                           99,600            5,148,075
ReliaStar Financial Corp. ..............................................          146,796            6,770,966
                                                                                                  ------------
                                                                                                  $ 62,299,432
                                                                                                  ------------
Machinery -- 0.2%
Federal Signal Corp. ...................................................           81,100         $  2,220,113
                                                                                                  ------------
Manufacturing -- 0.2%
Illinois Tool Works, Inc. ..............................................           32,400         $  1,879,200
                                                                                                  ------------
Medical and Health Products -- 5.3%
American Home Products Corp. ...........................................          376,700         $ 21,212,918
Bristol-Myers Squibb Co. ...............................................           89,900           12,029,744
Pfizer, Inc. ...........................................................          151,600           19,016,325
                                                                                                  ------------
                                                                                                  $ 52,258,987
                                                                                                  ------------
Medical and Health Technology
  and Services -- 6.0%
Cardinal Health, Inc. ..................................................           74,200         $  5,629,925
Guidant Corp. ..........................................................          129,800           14,310,450
HBO & Co. ..............................................................          616,400           17,682,975
HealthSouth Corp.* .....................................................          576,981            8,907,144
United Healthcare Corp. ................................................          290,100           12,492,431
                                                                                                  ------------
                                                                                                  $ 59,022,925
                                                                                                  ------------
Oil Services -- 0.2%
Cooper Cameron Corp.* ..................................................           63,300         $  1,550,850
                                                                                                  ------------
Oils -- 0.2%
Mobil Corp. ............................................................           25,600         $  2,230,400
                                                                                                  ------------
Pollution Control -- 0.4%
Browning Ferris Industries, Inc. .......................................          134,200         $  3,816,313
                                                                                                  ------------

Issuer                                                                            Shares                 Value
U.S. Stocks -- continued
Restaurants and Lodging -- 2.0%
Cendant Corp.* .........................................................          237,000         $  4,517,813
CKE Restaurants, Inc. ..................................................          191,290            5,631,099
McDonalds Corp. ........................................................          122,900            9,417,212
                                                                                                  ------------
                                                                                                  $ 19,566,124
                                                                                                  ------------
Special Products and
  Services -- 0.9%
Newport News Shipbuilding, Inc. ........................................          256,900         $  8,590,094
                                                                                                  ------------
Stores -- 6.5%
American Stores Co. ....................................................           79,600         $  2,940,225
CompUSA, Inc.* .........................................................          208,200            2,719,613
CVS Corp. ..............................................................          251,500           13,832,500
Dayton Hudson Corp. ....................................................          171,600            9,309,300
Home Depot, Inc. .......................................................          125,700            7,691,269
Office Depot, Inc.* ....................................................          160,300            5,921,081
Rite Aid Corp. .........................................................          406,200           20,132,287
TJX Cos., Inc. .........................................................           73,000            2,117,000
                                                                                                  ------------
                                                                                                  $ 64,663,275
                                                                                                  ------------
Supermarkets -- 3.0%
Albertsons, Inc. .......................................................           47,300         $  3,012,419
Meyer (Fred), Inc.* ....................................................          214,018           12,894,585
Safeway, Inc.* .........................................................          219,993           13,405,823
                                                                                                  ------------
                                                                                                  $ 29,312,827
                                                                                                  ------------
Telecommunications -- 7.4%
3Com Corp.* ............................................................          158,100         $  7,084,856
Aspect Telecommunications Corp.*........................................          146,300            2,523,675
Cisco Systems, Inc.* ...................................................          149,975           13,919,555
Intermedia Communications, Inc.* .......................................          106,000            1,828,500
Lucent Technologies, Inc. ..............................................           98,800           10,868,000
MCI WorldCom, Inc.* ....................................................          382,864           27,470,492
Sprint Corp. ...........................................................           97,800            8,227,425
Sprint PCS* ............................................................           48,850            1,129,656
                                                                                                  ------------
                                                                                                  $ 73,052,159
                                                                                                  ------------
Utilities -- Electric -- 0.5%
CalEnergy Co., Inc.* ...................................................          152,000         $  5,272,500
                                                                                                  ------------
Utilities -- Gas -- 0.9%
Columbia Energy Group ..................................................           65,100         $  3,759,525
KN Energy, Inc. ........................................................          127,500            4,637,813
                                                                                                  ------------
                                                                                                  $  8,397,338
                                                                                                  ------------
   Total U.S. Stocks ....................................................................         $911,017,413
                                                                                                  ------------
Foreign Stocks -- 5.9%
Bermuda -- 0.8%
Ace Ltd. (Insurance) ...................................................          139,000         $  4,786,813
EXEL Ltd., "A" (Insurance) .............................................           38,238            2,867,850
                                                                                                  ------------
                                                                                                  $  7,654,663
                                                                                                  ------------
France -- 0.7%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................          292,300         $  7,143,081
                                                                                                  ------------
Italy -- 0.8%
San Paolo Imi S.p.A (Banks and
  Credit Cos.) .........................................................          431,040         $  7,621,635
                                                                                                  ------------
Netherlands -- 1.0%
ING Groep N.V. (Financial
  Services)* ...........................................................          157,930         $  9,621,168
                                                                                                  ------------
Switzerland
Amoco Corp. (Oils) .....................................................           11,200         $    660,800
                                                                                                  ------------

                                                                          21-RES

Issuer                                               Shares           Value
Foreign Stocks -- continued
United Kingdom -- 2.6%
British Aerospace PLC (Aerospace
  and Defense)* ..................................   626,292       $  5,329,844
British Petroleum PLC, ADR (Oils) ................   176,095         16,729,025
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ......................................   907,200          1,760,797
LucasVarity PLC (Automotive) .....................   681,500          2,272,386
                                                                   ------------
                                                                   $ 26,092,052
                                                                   ------------
  Total Foreign Stocks ......................................      $ 58,793,399
                                                                   ------------
  Total Stocks
    (Identified Cost, $744,115,581) .........................      $969,810,812
                                                                   ------------
Short-Term Obligations -- 2.7%
                                               Principal Amount
                                                (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/14/99 .............................   $ 8,900       $  8,883,641
General Electric Capital Corp.,
  due 1/04/99 ....................................    17,700         17,692,596
                                                                   ------------
  Total Short-Term Obligations, at Amortized Cost ...........      $ 26,576,237
                                                                   ------------
  Total Investments
    (Identified Cost, $770,691,817) .........................      $996,387,049
Other Assets,
  Less Liabilities -- (0.8)%                                         (8,106,898)
                                                                   ------------
  Net Assets -- 100.0% ......................................      $988,280,151
                                                                   ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
Total Return Series
Stocks -- 55.3%

Issuer                                          Shares         Value
U.S. Stocks -- 48.3%
Aerospace -- 2.4%
Allied Signal, Inc. .........................   535,000     $ 23,707,187
General Dynamics Corp. ......................   145,700        8,541,663
Raytheon Co., "A" ...........................   133,404        6,895,319
Raytheon Co., "B" ...........................   101,400        5,399,550
United Technologies Corp. ...................    17,600        1,914,000
                                                            ------------
                                                            $ 46,457,719
                                                            ------------
Automotive -- 0.7%
Ford Motor Co. ..............................    40,289     $  2,364,461
TRW, Inc. ...................................   202,300       11,366,731
                                                            ------------
                                                            $ 13,731,192
                                                            ------------
Banks and Credit Companies -- 2.6%
Bank of New York, Inc. ......................    57,812     $  2,326,933
Mellon Bank Corp. ...........................   122,800        8,442,500
National City Corp. .........................   248,360       18,006,100
PNC Bank Corp. ..............................    70,400        3,810,400
US Bancorp ..................................   117,100        4,157,050
Washington Mutual, Inc. .....................    62,600        2,390,538
Wells Fargo Co.* ............................   301,400       12,037,162
                                                            ------------
                                                            $ 51,170,683
                                                            ------------
Business Machines -- 1.5%
International Business Machines
  Corp. .....................................   148,000     $ 27,343,000
Xerox Corp. .................................    14,000        1,652,000
                                                            ------------
                                                            $ 28,995,000
                                                            ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ..............    84,900     $  3,815,194
                                                            ------------
Chemicals -- 0.2%
E. I. du Pont de Nemours & Co. ..............    83,500     $  4,430,719
                                                            ------------
Conglomerates -- 0.2%
Eastern Enterprises .........................   108,700     $  4,755,625
                                                            ------------
Consumer Goods and
  Services -- 2.5%
Gillette Co. ................................    63,200     $  3,053,350
Kimberly-Clark Corp. ........................   261,100       14,229,950
Philip Morris Cos., Inc. ....................   379,400       20,297,900
Rubbermaid, Inc. ............................   216,600        6,809,362
Tyco International Ltd. .....................    46,200        3,485,213
                                                            ------------
                                                            $ 47,875,775
                                                            ------------
Electrical Equipment -- 0.8%
Emerson Electric Co. ........................   192,000     $ 11,616,000
General Electric Co. ........................    38,100        3,888,581
                                                            ------------
                                                            $ 15,504,581
                                                            ------------
Electronics -- 0.3%
AMP, Inc. ...................................    91,586     $  4,768,196
Analog Devices, Inc.* .......................    50,000        1,568,750
                                                            ------------
                                                            $  6,336,946
                                                            ------------
Entertainment -- 1.9%
Disney (Walt) Co. ...........................   158,100     $  4,743,000
Time Warner, Inc. ...........................   296,800       18,420,150
Viacom, Inc., "B"* ..........................   191,900       14,200,600
                                                            ------------
                                                            $ 37,363,750
                                                            ------------
Financial Institutions -- 3.1%
American Express Co. ........................   175,500     $ 17,944,875
Associates First Capital Corp., "A" .........   349,806       14,823,029
Edwards (A.G.), Inc. ........................   273,550       10,189,738
Federal Home Loan Mortgage
  Corp. .....................................   254,200       16,380,012
                                                            ------------
                                                            $ 59,337,654
                                                            ------------

22-TRS

Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Food and Beverage Products -- 2.2%
Archer-Daniels-Midland Co. ...............................................          847,080         $ 14,559,187
General Mills, Inc. ......................................................          118,700            9,228,925
Hershey Foods Corp. ......................................................          151,900            9,446,281
Hubbell, Inc. ............................................................          112,000            4,256,000
McCormick & Co., Inc. ....................................................          129,100            4,365,194
                                                                                                    ------------
                                                                                                    $ 41,855,587
                                                                                                    ------------
Forest and Paper Products -- 1.3%
Bowater, Inc. ............................................................          108,800         $  4,508,400
Champion International Corp. .............................................          198,000            8,019,000
Weyerhaeuser Co. .........................................................          253,800           12,896,212
                                                                                                    ------------
                                                                                                    $ 25,423,612
                                                                                                    ------------
Insurance -- 5.0%
Allstate Corp. ...........................................................           65,900         $  2,545,388
Chubb Corp. ..............................................................          241,900           15,693,262
CIGNA Corp. ..............................................................           28,500            2,203,406
Equitable Cos., Inc. .....................................................          429,665           24,866,862
Jefferson Pilot Corp. ....................................................          134,100           10,057,500
Lincoln National Corp. ...................................................          242,900           19,872,256
Torchmark Corp. ..........................................................          165,800            5,854,813
Transamerica Corp. .......................................................          145,500           16,805,250
                                                                                                    ------------
                                                                                                    $ 97,898,737
                                                                                                    ------------
Machinery -- 0.1%
Lear Corp.* ..............................................................           40,340         $  1,553,090
                                                                                                    ------------
Manufacturing -- 0.3%
Illinois Tool Works, Inc. ................................................           85,400         $  4,953,200
                                                                                                    ------------
Medical and Health Products -- 1.6%
American Home Products Corp. .............................................          229,530         $ 12,925,408
Baxter International, Inc. ...............................................           52,300            3,363,544
Bristol-Myers Squibb Co. .................................................          116,200           15,549,012
                                                                                                    ------------
                                                                                                    $ 31,837,964
                                                                                                    ------------
Medical and Health Technology
  and Services -- 1.1%
Columbia/HCA Healthcare Corp. ............................................          660,000         $ 16,335,000
United Healthcare Corp. ..................................................          128,300            5,524,919
                                                                                                    ------------
                                                                                                    $ 21,859,919
                                                                                                    ------------
Metals and Minerals -- 0.4%
Aluminum Co. of America ..................................................          113,100         $  8,433,019
                                                                                                    ------------
Oil Services -- 0.4%
Schlumberger Ltd. ........................................................          148,300         $  6,840,338
                                                                                                    ------------
Oils -- 2.3%
Conoco, Inc., "A"* .......................................................          265,200         $  5,536,050
Exxon Corp. ..............................................................           88,100            6,442,313
Mobil Corp. ..............................................................          139,100           12,119,087
Texaco, Inc. .............................................................          239,600           12,668,850
Unocal Corp. .............................................................          260,400            7,600,425
                                                                                                    ------------
                                                                                                    $ 44,366,725
                                                                                                    ------------
Photographic Products -- 0.7%
Eastman Kodak Co. ........................................................          183,400         $ 13,204,800
                                                                                                    ------------
Pollution Control -- 0.5%
Browning Ferris Industries, Inc. .........................................          322,400         $  9,168,250
                                                                                                    ------------
Printing and Publishing -- 0.9%
Gannett Co., Inc. ........................................................          134,600         $  8,681,700
New York Times Co. .......................................................          225,000            7,804,687
                                                                                                    ------------
                                                                                                    $ 16,486,387
                                                                                                    ------------
Railroads -- 0.4%
Norfolk Southern Corp. ...................................................          234,100         $  7,418,044
                                                                                                    ------------
Real Estate Investment Trusts -- 0.6%
Arden Realty, Inc. .......................................................           81,100         $  1,880,506
Boston Properties, Inc. ..................................................           62,900            1,918,450

Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Real Estate Investment Trusts -- continued
Hospitality Properties Trust .............................................           43,000         $  1,037,375
Prime Group Realty Trust .................................................          115,100            1,740,888
TriNet Corporate Realty Trust, Inc. ......................................          200,400            5,360,700
                                                                                                    ------------
                                                                                                    $ 11,937,919
                                                                                                    ------------
Restaurants and Lodging -- 0.8%
McDonalds Corp. ..........................................................          202,900         $ 15,547,213
                                                                                                    ------------
Stores -- 1.7%
American Stores Co. ......................................................          202,300         $  7,472,456
Dayton Hudson Corp. ......................................................          262,600           14,246,050
Rite Aid Corp. ...........................................................          196,580            9,742,996
Sears, Roebuck & Co. .....................................................           20,700              879,750
                                                                                                    ------------
                                                                                                    $ 32,341,252
                                                                                                    ------------
Supermarkets -- 1.0%
Albertsons, Inc. .........................................................           69,200         $  4,407,175
Meyer (Fred), Inc.* ......................................................          214,800           12,941,700
Safeway, Inc.* ...........................................................           47,000            2,864,062
                                                                                                    ------------
                                                                                                    $ 20,212,937
                                                                                                    ------------
Telecommunications -- 4.2%
AT&T Corp. ...............................................................          190,300         $ 14,320,075
Bell Atlantic Corp. ......................................................          112,300            5,951,900
GTE Corp. ................................................................          407,600           26,494,000
SBC Communications, Inc. .................................................          355,006           19,037,197
Sprint Corp. .............................................................          192,200           16,168,825
                                                                                                    ------------
                                                                                                    $ 81,971,997
                                                                                                    ------------
Utilities -- Electric -- 4.3%
Carolina Power & Light Co. ...............................................          322,200         $ 15,163,537
CMS Energy Corp. .........................................................          131,700            6,379,219
DPL, Inc. ................................................................          218,000            4,714,250
GPU, Inc. ................................................................          216,400            9,562,175
New Century Energies, Inc. ...............................................           82,500            4,021,875
Pacificorp ...............................................................          237,800            5,008,663
Pinnacle West Capital Corp. ..............................................          268,000           11,356,500
Sempra Energy ............................................................          267,200            6,780,200
Sierra Pacific Resources .................................................          143,000            5,434,000
Southern Co. .............................................................          332,800            9,672,000
Texas Utilities Co. ......................................................          114,000            5,322,375
                                                                                                    ------------
                                                                                                    $ 83,414,794
                                                                                                    ------------
Utilities -- Gas -- 2.1%
Coastal Corp. ............................................................          578,000         $ 20,193,875
Columbia Energy Group ....................................................          216,300           12,491,325
National Fuel Gas Co. ....................................................           62,300            2,815,181
UGI Corp. ................................................................          130,000            3,087,500
Washington Gas Light Co. .................................................           44,700            1,212,488
Williams Cos., Inc. ......................................................           49,900            1,556,256
                                                                                                    ------------
                                                                                                    $ 41,356,625
                                                                                                    ------------
   Total U.S. Stocks ......................................................................         $937,857,247
                                                                                                    ------------
Foreign Stocks -- 7.0%
Canada -- 0.3%
Canadian National Railway Co.
  (Railroads) ............................................................          125,100         $  6,489,563
                                                                                                    ------------
France -- 0.1%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) ...................................................          122,000         $  2,981,375
                                                                                                    ------------
Netherlands -- 1.9%
Akzo Nobel N.V. (Chemicals) ..............................................          286,400         $ 13,028,571
ING Groep N.V. (Financial
  Services)* .............................................................          327,387           19,944,566
Royal Dutch Petroleum Co., ADR
  (Oils) .................................................................           64,300            3,078,363
                                                                                                    ------------
                                                                                                    $ 36,051,500
                                                                                                    ------------

                                                                          23-TRS

Issuer                                    Shares           Value
Foreign Stocks -- continued
Sweden -- 0.6%
Volvo AB, ADR (Automotive) ............   497,500      $   11,597,969
                                                       --------------
Switzerland -- 1.4%
Amoco Corp. (Oils) ....................   156,600      $    9,239,400
Nestle S.A. (Food and Beverage
  Products) ...........................     7,850          17,088,824
                                                       --------------
                                                       $   26,328,224
                                                       --------------
United Kingdom -- 2.7%
British Petroleum PLC, ADR (Oils) .....   220,044      $   20,904,180
Diageo PLC (Food and Beverage
  Products) ...........................    91,219           1,010,082
Glaxo Wellcome PLC, ADR (Medical
  and Health Products) ................   249,100          17,312,450
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) .......   204,600          14,219,700
                                                       --------------
                                                       $   53,446,412
                                                       --------------
  Total Foreign Stocks ...........................     $  136,895,043
                                                       --------------
  Total Stocks
    (Identified Cost, $914,024,982) ..............     $1,074,752,290
                                                       --------------
Convertible Preferred Stocks -- 1.8%
Consumer Goods and
  Services -- 0.5%
Newell Financial Trust Co.,
  5.25%*## ............................   144,200      $    7,606,550
Newell Financial Trust I 5.25%* .......    42,000           2,215,500
                                                       --------------
                                                       $    9,822,050
                                                       --------------
Entertainment -- 0.4%
MediaOne Group, Inc., 6.25% ...........   117,200      $    7,793,800
                                                       --------------
Financial Institutions -- 0.2%
Mckesson Financing Trust, 5% ..........    38,000      $    4,123,000
                                                       --------------
Insurance -- 0.4%
Lincoln National Corp., 7.75% .........   312,000      $    7,351,500
                                                       --------------
Utilities -- Electric -- 0.3%
Texas Utilities Co., 9.25% ............   112,000      $    6,314,000
                                                       --------------
  Total Convertible Preferred Stocks
   (Identified Cost, $34,341,981) ................     $   35,404,350
                                                       --------------
Preferred Stocks --
  0.1%
Banks and Credit Companies -- 0.1%
NB Capital Corp. ......................    68,000      $    1,772,250
                                                       --------------
Utilities -- Gas
El Paso Tennessee Pipeline Co.,
  8.25% ...............................    16,000      $      868,000
                                                       --------------
  Total Preferred Stocks
   (Identified Cost, $2,500,000) .................     $    2,640,250
                                                       --------------
Bonds -- 37.8%
                                     Principal Amount
                                      (000 Omitted)
U.S. Bonds -- 37.1%
Aerospace -- 0.2%
Northrup Grumman Corp., 9.375s,
  2024 ................................   $ 1,145      $    1,307,086
Raytheon Co., 6.4s, 2018## ............     1,585           1,573,113
                                                       --------------
                                                       $    2,880,199
                                                       --------------
Airlines -- 0.9%
Continental Airlines, Inc., 9.5s,
  2001 ................................   $ 4,675      $    4,897,062
Jet Equipment Trust, 9.41s, 2010##.....     1,000           1,208,860
Jet Equipment Trust, 8.64s, 2012##.....       924           1,028,667


Bonds -- continued

                                             Principal Amount
Issuer                                        (000 Omitted)          Value
U.S. Bonds -- continued
Airlines -- continued
Jet Equipment Trust, 11.44s,
  2014## ................................        $  1,200       $  1,541,856
Jet Equipment Trust, 10.69s,
  2015## ................................           1,000          1,230,000
Northwest Airlines, Inc., 7.625s,
  2005 ..................................           2,943          2,789,846
Northwest Airlines, Inc., 8.7s, 2007.....           1,385          1,364,918
United Airlines Pass-Through Trust,
  7.27s, 2013+ ..........................           3,673          3,715,191
                                                                ------------
                                                                $ 17,776,400
                                                                ------------
Apparel and Textiles -- 0.1%
Jones Apparel, 6.25s, 2001## ............        $  2,725       $  2,711,866
                                                                ------------
Automotive -- 0.3%
Federal-Mogul Corp., 7.5s, 2004 .........        $  2,360       $  2,382,774
Federal-Mogul Corp., 7.75s, 2006 ........             815            827,584
Ford Motor Co., 8.9s, 2032 ..............           2,140          2,852,213
                                                                ------------
                                                                $  6,062,571
                                                                ------------
Banks and Credit Companies -- 0.9%
Beaver Valley Funding Corp., 9s,
  2017 ..................................        $  5,221       $  6,024,042
Capital One Financial Corp., 7.25s,
  2003 ..................................           1,500          1,478,535
Colonial Capital II, 8.92s, 2027 ........           1,115          1,195,893
First Chicago NBD Institutional
  Capital, 7.95s, 2026## ................             850            932,493
MBNA Capital, 8.278s, 2026 ..............           3,700          3,796,052
Riggs National Corp., 8.5s, 2006 ........           1,000          1,040,840
State Street Bank & Trust I, 7.94s,
  2026## ................................           1,700          1,908,148
Washington Mutual Capital I,
  8.375s, 2027 ..........................           1,750          1,919,452
                                                                ------------
                                                                $ 18,295,455
                                                                ------------
Beverages -- 0.3%
Seagram (Joseph E) & Sons, Inc.,
  6.4s, 2003 ............................        $  5,950       $  5,924,891
                                                                ------------
Building -- 0.3%
Mcdermott, Inc., 9.375s, 2002 ...........        $  4,780       $  4,973,638
Owens Corning Fiberglass Corp.,
  9.9s, 2015## ..........................             723            780,647
                                                                ------------
                                                                $  5,754,285
                                                                ------------
Business Machines -- 0.1%
Xerox Corp., 0s, 2018 ...................        $  4,280       $  2,648,250
                                                                ------------
Chemicals -- 0.2%
Solutia, Inc., 7.375s, 2027 .............        $  4,490       $  4,401,592
                                                                ------------
Construction Services -- 0.3%
Georgia Pacific Corp., 9.875s, 2021......        $  2,825       $  3,192,674
Georgia Pacific Corp., 9.5s, 2022 .......           2,240          2,524,569
                                                                ------------
                                                                $  5,717,243
                                                                ------------
Consumer Goods and
  Services -- 0.4%
Hilfiger (Tommy) USA, Inc., 6.5s,
  2003 ..................................        $  2,370       $  2,335,801
Hilfiger (Tommy) USA, Inc., 6.85s,
  2008 ..................................           1,795          1,728,818
Protection One Alarm Monit Inc.,
  7.375s, 2005## ........................           3,820          3,842,385
                                                                ------------
                                                                $  7,907,004
                                                                ------------

24-TRS

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- continued
Corporate Asset Backed -- 5.5%
AT&T Universal Card Master Trust,
  5.319s, 2003 .......................................................   $ 18,000              $ 17,938,080
AT&T Universal Card Master Trust,
  5.492s, 2004 .......................................................      6,000                 5,979,360
Banamex Credit Card Merchant
  Voucher, 6.25s, 2003## .............................................      2,000                 2,001,875
BCF LLC, 7.75s, 2026## ...............................................        867                   771,010
Beneficial Home Equity Loan Trust,
  5.168s, 2037 .......................................................      8,744                 8,664,842
Charming Shoppes Master Trust,
  7s, 1999 ...........................................................      3,193                 3,203,952
Contimorgage Home Equity, 6.13s,
  2013 ...............................................................      5,000                 5,010,900
Continental Airlines Pass-Through
  Trust, Inc., 6.41s, 2007 ...........................................        650                   636,376
Continental Airlines Pass-Through
  Trust, Inc., 7.461s, 2015 ..........................................        395                   409,401
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2017 ..........................................      1,375                 1,353,165
Continental Airlines, Inc., 9.5s,
  2013 ...............................................................        811                   915,000
Continental Airlines, Inc., 10.22s,
  2014 ...............................................................      2,704                 3,199,163
Criimi Mae Commercial Mortgage
  Trust, 7s, 2011 ....................................................      1,630                 1,529,908
First Chicago Master Trust, 5.816s,
  2003 ...............................................................      5,054                 5,046,103
Ford Credit Auto Owner Trust, 5.8s,
  2000 ...............................................................      4,129                 4,137,187
MBNA Master Credit Card Trust II,
  5.458s, 2005 .......................................................      3,100                 3,083,508
Merrill Lynch Mortgage Investors,
  Inc., 8.333s, 2022+ ................................................        514                   485,971
Partners First Credit Card Master
  Trust, 5.635s, 2027 ................................................     14,000                13,960,625
Peoples Bank Credit Card Master
  Trust, 5.655s, 2004 ................................................      6,772                 6,762,993
Residential Accredit Lns, Inc., 7s,
  2028 ...............................................................      3,000                 3,045,000
SLM Student Loan Trust, 5.541s,
  2007 ...............................................................      7,578                 7,462,285
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ................................................     11,780                11,969,776
                                                                                               ------------
                                                                                               $107,566,480
                                                                                               ------------
Entertainment -- 1.5%
Circus Circus Enterprises, Inc., 7s,
  2036 ...............................................................   $  1,548              $  1,414,114
Disney (Walt) Co., 5.125s, 2003 ......................................      3,515                 3,485,087
Hearst Argyle Television, Inc., 7s,
  2018 ...............................................................      1,110                 1,108,812
Hearst Argyle Television, Inc., 7.5s,
  2027 ...............................................................      2,511                 2,619,902
News America Holdings, Inc., 8s,
  2016 ...............................................................      4,130                 4,549,236
News America Holdings, Inc.,
  8.875s, 2023 .......................................................      1,540                 1,866,727
News America Holdings, Inc., 9.5s,
  2024 ...............................................................      1,750                 2,253,405
News America Holdings, Inc., 7.75s,
  2045 ...............................................................        600                   635,400
Time Warner, Inc., 7.57s, 2024 .......................................      1,540                 1,743,049
Viacom, Inc., 6.75s, 2003 ............................................      9,325                 9,594,026
                                                                                               ------------
                                                                                               $ 29,269,758
                                                                                               ------------


Bonds -- continued

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- continued
Financial Institutions -- 2.4%
Associates Corp., 5.75s, 2003 ........................................   $  6,020              $  6,069,665
Capital One Bank, 6.7s, 2008 .........................................      4,070                 3,935,771
Contifinancial Corp., 7.5s, 2002 .....................................        500                   359,535
Donaldson Lufkin & Jenrette, 6.5s,
  2008 ...............................................................        810                   832,883
First Empire Capital Trust I, 8.234s,
  2027 ...............................................................      3,800                 4,200,292
First Merchants Acceptance Corp.,
  9.5s, 2006** .......................................................        640                   256,000
Goldman Sachs Group LP, 5.9s,
  2003 ...............................................................      3,400                 3,438,284
GS Escrow Corp., 6.75s, 2001## .......................................      9,130                 8,916,084
GS Escrow Corp., 7.125s, 2005## ......................................      6,425                 6,330,681
Leucadia Capital Trust, 8.65s, 2027...................................      1,300                 1,395,069
Natexis Ambs Co. LLC, 8.44s,
  2049## .............................................................      1,625                 1,495,000
Providian National Bank, 6.7s, 2003...................................      2,500                 2,528,425
Riggs Capital II, 8.875s, 2027 .......................................      1,150                 1,224,244
Salton Sea Funding Corp., 7.37s,
  2005 ...............................................................      1,267                 1,318,381
Salton Sea Funding Corp., 7.84s,
  2010 ...............................................................      2,325                 2,672,564
Salton Sea Funding Corp., 8.3s,
  2011 ...............................................................        800                   888,720
United Cos. Financial Corp., 7.7s,
  2004 ...............................................................        850                   597,941
                                                                                               ------------
                                                                                               $ 46,459,539
                                                                                               ------------
Food Products -- 0.1%
Nabisco, Inc., 6.375s, 2035 ..........................................   $  1,554              $  1,504,552
                                                                                               ------------
Forest and Paper Products -- 0.2%
Boise Cascade Co., 7.43s, 2005 .......................................   $    717              $    708,360
Georgia Pacific Corp., 7.25s, 2028....................................      3,390                 3,415,154
                                                                                               ------------
                                                                                               $  4,123,514
                                                                                               ------------
Industrial -- 0.8%
Lowes Cos., Inc., 6.875s, 2028 .......................................   $    850              $    892,254
Owens Illinois, Inc., 7.35s, 2008 ....................................      4,500                 4,590,900
Owens Illinois, Inc., 7.5s, 2010 .....................................      4,000                 4,076,080
Owens Illinois, Inc., 7.8s, 2018 .....................................      5,300                 5,287,492
                                                                                               ------------
                                                                                               $ 14,846,726
                                                                                               ------------
Insurance -- 1.2%
Atlantic Mutual Insurance Co.,
  8.15s, 2028## ......................................................   $  4,983              $  5,014,443
Conseco, Inc., 6.4s, 2001 ............................................      2,875                 2,769,717
Fairfax Financial Holdings Ltd.,
  7.375s, 2018 .......................................................      2,125                 2,057,489
NGC Corp. Capital Trust I, 8.316s,
  2027 ...............................................................      5,580                 5,655,051
Providian Capital I, 9.525s, 2027##...................................      3,050                 3,089,497
Safeco Capital Trust I, 8.072s, 2037..................................      3,965                 4,418,081
                                                                                               ------------
                                                                                               $ 23,004,278
                                                                                               ------------
Medical and Health Products -- 0.2%
Bausch & Lomb, Inc., 6.5s, 2005 ......................................   $  1,560              $  1,517,240
Bausch & Lomb, Inc., 7.125s, 2028.....................................      1,560                 1,457,212
Merck & Company, Inc., 5.95s,
  2028 ...............................................................      1,135                 1,133,014
                                                                                               ------------
                                                                                               $  4,107,466
                                                                                               ------------
Medical and Health Technology
  and Services -- 0.4%
Columbia/HCA Healthcare Corp.,
  6.5s, 1999 .........................................................   $    850              $    849,031
Columbia/HCA Healthcare Corp.,
  6.875s, 2001 .......................................................        850                   843,574

                                                                          25-TRS

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- continued
Medical and Health Technology
  and Services -- continued
Columbia/HCA Healthcare Corp.,
  7.69s, 2025 ........................................................   $ 3,035               $  2,750,560
Tenet Healthcare Corp., 7.625s,
  2008## .............................................................     2,250                  2,283,750
                                                                                               ------------
                                                                                               $  6,726,915
                                                                                               ------------
Oil Services -- 0.1%
KCS Energy, Inc., 8.875s, 2008 .......................................   $   850               $    595,000
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 .........................................................     1,680                  1,672,541
                                                                                               ------------
                                                                                               $  2,267,541
                                                                                               ------------
Oils -- 1.0%
Husky Oil Ltd., 8.9s, 2028 ...........................................   $ 3,850               $  3,974,663
Lasmo USA, Inc., 7.125s, 2003 ........................................       801                    804,260
Lasmo USA, Inc., 6.75s, 2007 .........................................     2,680                  2,697,768
Occidental Petroleum Corp.,
  10.125s, 2001 ......................................................     2,760                  3,017,674
Oryx Energy Co., 8.375s, 2004 ........................................     2,645                  2,827,743
Petroleum Geo Services, 7.125s,
  2028 ...............................................................     3,670                  3,429,211
Seagull Energy Corp., 7.5s, 2027 .....................................     2,009                  1,799,401
                                                                                               ------------
                                                                                               $ 18,550,720
                                                                                               ------------
Railroads -- 0.1%
Union Pacific Corp., 6.34s, 2003 .....................................   $ 1,510               $  1,518,154
                                                                                               ------------
Restaurants and Lodging -- 0.1%
Circus Circus Enterprises, Inc.,
  6.7s, 2096 .........................................................   $ 1,700               $  1,593,886
                                                                                               ------------
Stores -- 0.4%
Dillards, Inc., 7.13s, 2018 ..........................................   $ 1,560               $  1,595,537
Saks, Inc., 8.25s, 2008 ..............................................     6,195                  6,606,162
                                                                                               ------------
                                                                                               $  8,201,699
                                                                                               ------------
Telecommunications -- 1.3%
Continental Cablevision, Inc., 11s,
  2007 ...............................................................   $ 1,350               $  1,450,035
MCI Worldcom, Inc., 7.55s, 2004 ......................................       770                    839,670
Qwest Communications
  International, Inc., 7.5s, 2008## ..................................     2,210                  2,295,637
TCI Communications Financing III,
  9.65s, 2027 ........................................................     4,505                  5,562,954
TCI Communications, Inc., 8s, 2005....................................     1,312                  1,477,036
TCI Communications, Inc., 7.125s,
  2028 ...............................................................     1,570                  1,710,908
Tele-Communications, Inc, 7.375s,
  2000 ...............................................................     7,000                  7,152,250
Tele-Communications, Inc., 7.875s,
  2013 ...............................................................     2,110                  2,472,013
Turner Broadcasting Systems, Inc.,
  8.375s, 2013 .......................................................       523                    625,131
WorldCom, Inc., 8.875s, 2006 .........................................     1,600                  1,748,752
                                                                                               ------------
                                                                                               $ 25,334,386
                                                                                               ------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014....................................   $ 1,182               $  1,230,488
                                                                                               ------------
U.S. Federal Agencies -- 2.0%
Federal National Mortgage
  Association -- 2.0%
FNMA, 6s, 2013 .......................................................   $26,517               $ 26,583,470
FNMA, 6.5s, 2027 -- 2029 .............................................    13,068                 13,153,737
                                                                                               ------------
   Total U.S. Federal Agencies .....................................................           $ 39,737,207
                                                                                               ------------


Bonds -- continued

                                                                     Principal Amount
Issuer                                                                (000 Omitted)               Value
U.S. Bonds -- continued
U.S. Government Guaranteed -- 11.3%
U.S. Treasury Obligations -- 6.6%
U.S. Treasury Bonds, 12.375s,
  2004 ...............................................................   $ 1,900               $  2,579,250
U.S. Treasury Bonds, 9.875s, 2015.....................................     5,900                  8,873,954
U.S. Treasury Bonds, 6.375s, 2027.....................................    23,595                 27,119,385
U.S. Treasury Bonds, 6.125s, 2027.....................................    39,177                 43,853,559
U.S. Treasury Bonds, 5.25s, 2028 .....................................    14,655                 15,003,056
U.S. Treasury Notes, 6.625s, 2002 ....................................     1,600                  1,691,248
U.S. Treasury Notes, 6.5s, 2005 ......................................     3,185                  3,500,506
U.S. Treasury Notes, 4.75s, 2008 .....................................    24,937                 25,131,758
                                                                                               ------------
                                                                                               $127,752,716
                                                                                               ------------
Government National Mortgage
  Association -- 4.7%
GNMA, 6.5s, 2028 -- 2028 .............................................   $14,746               $ 14,893,459
GNMA, 7s, 2027 -- 2028 ...............................................    10,051                 10,283,030
GNMA, 7.5s, 2024 -- 2028 .............................................    43,063                 44,394,950
GNMA, 8s, 2025 -- 2027 ...............................................    20,704                 21,454,820
                                                                                               ------------
                                                                                               $ 91,026,259
                                                                                               ------------
     Total U.S. Government Guaranteed.............................................             $218,778,975
                                                                                               ------------
Utilities -- Electric -- 3.7%
CalEnergy Co., Inc., 7.23s, 2005 .....................................   $ 1,505               $  1,532,948
CalEnergy Co., Inc., 7.63s, 2007 .....................................     1,000                  1,071,100
CalEnergy Co., Inc., 7.52s, 2008 .....................................     2,255                  2,360,489
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ........................................................     2,800                  2,893,856
Cleveland Electric Illuminating Co.,
  9s, 2023 ...........................................................     2,325                  2,559,244
Comed Financing II, 8.5s, 2027 .......................................     1,500                  1,715,040
Commonwealth Edison Co., 7.625s,
  2007 ...............................................................     1,635                  1,806,397
Commonwealth Edison Co., 6.95s,
  2018 ...............................................................     3,295                  3,413,653
Connecticut Light & Power Co.,
  8.59s, 2003 ........................................................     3,000                  3,112,500
Connecticut Light & Power Co.,
  7.875s, 2024 .......................................................     2,500                  2,593,500
Edison Mission Energy, 7.33s,
  2008## .............................................................       475                    503,940
El Paso Electric Co., 8.9s, 2006 .....................................     1,490                  1,652,052
GGIB Funding Corp., 7.43s, 2011 ......................................     7,335                  7,623,756
Illinois Power Special Purpose Trust,
  5.26s, 2003 ........................................................     1,429                  1,428,500
Long Island Lighting Co., 8.2s,
  2023 ...............................................................     3,650                  3,959,775
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ................................................       457                    487,186
Midland Funding Corp. II, "A",
  11.75s, 2005 .......................................................     1,125                  1,304,888
Niagara Mohawk Power Corp.,
  7.75s, 2006 ........................................................     2,987                  3,279,696
Niagara Mohawk Power Corp.,
  8.77s, 2018 ........................................................     3,015                  3,429,351
Niagara Mohawk Power Corp.,
  8.75s, 2022 ........................................................     2,345                  2,557,223
Niagara Mohawk Power Corp., 8.5s,
  2023 ...............................................................     1,400                  1,491,602
North Atlantic Energy, 9.05s, 2002 ...................................     1,137                  1,181,332
Northeast Utilities, 8.58s, 2006 .....................................     1,002                  1,070,135
PP&L, Inc., 6.125s, 2001 .............................................     3,000                  3,044,610
Seabrook Station -- Unit 1, 7.83s,
  2019 ...............................................................     1,649                  1,867,602
Texas & New Mexico Power Co.,
  12.5s, 1999 ........................................................     2,500                  2,504,075

26-TRS

                                                                      Principal Amount
Issuer                                                                 (000 Omitted)              Value
U.S. Bonds -- continued
Utilities -- Electric -- continued
Texas Utilities Co., 6.375s, 2008 ....................................   $3,000                $  2,948,040
Toledo Edison Co., 7.875s, 2004 ......................................    2,350                   2,450,650
Utilicorp United, Inc., 8.45s, 1999 ..................................    3,790                   3,873,115
Waterford 3 Funding Energy Corp.,
  8.09s, 2017 ........................................................    2,340                   2,536,911
                                                                                               ------------
                                                                                               $ 72,253,166
                                                                                               ------------
Utilities -- Gas -- 0.7%
Coastal Corp., 6.5s, 2008 ............................................   $2,070                $  2,121,854
Coastal Corp., 7.75s, 2035 ...........................................    1,495                   1,645,397
Coastal Corp., 7.42s, 2037 ...........................................    2,595                   2,741,254
Louis Dreyfus Natural Gas Corp.,
  6.875s, 2007 .......................................................    1,800                   1,594,818
Tennessee Gas Pipeline Co., 7s,
  2028 ...............................................................      880                     897,890
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .......................................................    2,126                   2,337,941
Texas Gas Transmission Corp.,
  7.25s, 2027 ........................................................    1,700                   1,743,180
                                                                                               ------------
                                                                                               $ 13,082,334
                                                                                               ------------
    Total U.S. Bonds .....................................................................     $720,237,540
                                                                                               ------------
Foreign Bonds -- 0.7%
Argentina -- 0.2%
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities -- Electric)## ..........................................   $4,296                $  4,188,600
                                                                                               ------------
Canada -- 0.1%
Gulf Canada Resources, 9.25s,
  2004 (Oils) ........................................................   $2,445                $  2,505,343
                                                                                               ------------
Chile -- 0.1%
Empresa Nacional de Electric,
  7.325s, 2037 (Utilities -- Electric)................................   $1,610                $  1,419,199
                                                                                               ------------
Colombia -- 0.1%
Republic of Colombia, 8.75s, 1999
  (Government) .......................................................   $1,000                $  1,007,500
                                                                                               ------------
Finland -- 0.1%
UPM Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products)## ......................................   $2,000                $  2,001,640
                                                                                               ------------
Mexico
Corporacion Andina de Fomento,
  7.1s, 2003 (Banks and Credit
  Cos.) ..............................................................   $  390                $    384,189
                                                                                               ------------
Netherlands -- 0.1%
Daimler Benz, 0s,
  2017(Automotive)## .................................................   $1,850                $  1,093,812
                                                                                               ------------
Norway
Union Bank Norway, 7.35s, 2049
  (Banks and Credit Cos.)## ..........................................   $  727                $    724,928
                                                                                               ------------
Thailand
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011 (Industrial)## ........................................   $  750                $    622,523
                                                                                               ------------
    Total Foreign Bonds ..................................................................     $ 13,947,734
                                                                                               ------------
  Total Bonds
      (Identified Cost, $727,537,253) ....................................................     $734,185,274
                                                                                               ------------
Convertible Bonds -- 0.6%
Business Machines -- 0.2%
Xerox Corp., 0s, 2018## ..............................................   $7,250                $  4,485,937
                                                                                               ------------
Financial Services -- 0.2%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## ......................................................   $4,170                $  4,274,250
                                                                                               ------------


Convertible Bonds -- continued

                                                                    Principal Amount
Issuer                                                               (000 Omitted)               Value
Medical and Health Technology
  and Services -- 0.2%
HealthSouth Corp., 3.25s, 2003 .......................................   $3,180                $  2,699,025
                                                                                               ------------
  Total Convertible Bonds
     (Identified Cost, $11,222,517) ...........................................                $ 11,459,212
                                                                                               ------------
Municipal Bonds -- 0.2%
Electric and Gas Utility
  Revenue -- 0.2%
Long Island, NY, 5.125s, 2022
  (Identified Cost $2,851,773)........................................   $2,900                $  2,922,417
                                                                                               ------------
Rights -- 0.4%

                                                                         Shares
CVS Corp.* (Identified Cost,
  $4,990,547)........................................................    66,900                $    6,702,544
                                                                                               --------------
Short-Term Obligations -- 3.0%
                                                                    Principal Amount
                                                                     (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/14/99 -- 2/04/99 .....................................   $28,900                $   28,808,388
Federal National Mortgage Assn.,
  due 1/07/99 .......................................................    17,240                    17,225,375
General Electric Capital Corp.,
  due 1/04/99 .......................................................     2,900                     2,898,787
Merrill Lynch & Co., Inc.,
  due 1/12/99 .......................................................     8,800                     8,785,426
                                                                                               --------------
  Total Short-Term Obligations, at Amortized Cost ............                                 $   57,717,976
                                                                                               --------------
  Total Investments
    (Identified Cost, $1,755,187,029) ........................                                 $1,925,784,313
Other Assets,
  Less Liabilities -- 0.8%                                                                         16,326,360
                                                                                               --------------
  Net Assets -- 100.0% .......................................                                 $1,942,110,673
                                                                                               ==============

           See portfolio footnotes and notes to financial statements


                                                                          27-TRS

Portfolio of Investments -- December 31, 1998
Utilities Series
Stocks -- 81.7%

Issuer                                                                             Shares            Value
U.S. Stocks -- 59.2%
Conglomerates -- 1.5%
Eastern Enterprises ....................................................            78,400        $  3,430,000
                                                                                                  ------------
Entertainment -- 0.7%
MediaOne Group, Inc.* ..................................................            33,200        $  1,560,400
                                                                                                  ------------
Real Estate Investment Trusts -- 6.1%
Beacon Capital Partners, Inc.*## .......................................            66,000        $  1,047,750
Camden Property Trust ..................................................            52,900           1,375,400
CarrAmerica Realty Corp. ...............................................            45,800           1,099,200
CBL & Associates Properties, Inc. ......................................            27,800             717,588
Equity Office Properties Trust .........................................            35,300             847,200
Equity Residential Properties Trust ....................................            16,300             659,131
First Industrial Realty Trust, Inc. ....................................            32,700             876,769
Highwoods Properties, Inc. .............................................            52,500           1,351,875
Kilroy Realty Corp. ....................................................            31,800             731,400
Koger Equity, Inc. .....................................................            44,100             757,969
Mack-Cali Realty Corp. .................................................            28,800             889,200
Meditrust Cos. .........................................................            86,400           1,306,800
SL Green Realty Corp. ..................................................            47,300           1,022,862
TriNet Corporate Realty Trust, Inc. ....................................            47,200           1,262,600
                                                                                                  ------------
                                                                                                  $ 13,945,744
                                                                                                  ------------
Special Products and Services -- 2.2%
MCN Energy Group, Inc. .................................................           182,100        $  3,471,281
USEC, Inc. .............................................................           104,600           1,451,325
                                                                                                  ------------
                                                                                                  $  4,922,606
                                                                                                  ------------
Telecommunications -- 13.7%
AirTouch Communications, Inc.* .........................................             7,300        $    526,513
Allegiance Telecom, Inc.* ..............................................            30,600             371,025
Alltel Corp. ...........................................................            77,500           4,635,469
Ameritech Corp. ........................................................            67,700           4,290,487
Bell Atlantic Corp. ....................................................            33,956           1,799,668
Cellular Communications
  International, Inc.* .................................................             1,300              88,400
Century Telephone Enterprises, Inc......................................            27,350           1,846,125
Cincinnati Bell, Inc. ..................................................            54,100           2,045,656
Cincinnati Bell, Inc.* .................................................            34,500             586,500
GTE Corp. ..............................................................            52,100           3,386,500
Intermedia Communications, Inc.* .......................................           206,000           3,553,500
IXC Communications, Inc.* ..............................................            32,300           1,086,088
MCI WorldCom, Inc.* ....................................................            32,866           2,358,135
Qwest Communications
  International, Inc.* .................................................            14,000             700,000
SBC Communications, Inc. ...............................................            42,036           2,254,181
Tele-Communications, Inc.* .............................................            25,700           1,421,531
                                                                                                  ------------
                                                                                                  $ 30,949,778
                                                                                                  ------------
Utilities -- Electric -- 24.0%
AES Corp.* .............................................................            27,700        $  1,312,288
Atmos Energy Corp. .....................................................            92,400           2,979,900
BEC Energy .............................................................            12,200             502,488
CalEnergy Co., Inc.* ...................................................           150,300           5,213,531
Cinergy Corp. ..........................................................            35,600           1,223,750
CMS Energy Corp. .......................................................            80,000           3,875,000
CMS Energy Corp., "G" ..................................................            51,700           1,305,425
DQE, Inc. ..............................................................            38,700           1,700,381
Edison International ...................................................            63,300           1,764,487
El Paso Electric Co.* ..................................................           155,300           1,358,875
FirstEnergy Corp. ......................................................           107,700           3,506,981
GPU, Inc. ..............................................................           101,600           4,489,450
Illinova Corp. .........................................................            72,400           1,810,000
Niagara Mohawk Power Corp.* ............................................           152,300           2,455,837
NIPSCO Industries, Inc. ................................................            30,200             919,213
Northern States Power Co. ..............................................            13,900             385,725
Peco Energy Co. ........................................................            99,200           4,129,200
Pinnacle West Capital Corp. ............................................           104,300           4,419,712

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
Public Service Co. of New Mexico .......................................            28,000        $    572,250
Public Service Enterprise Group ........................................            31,400           1,256,000
Sierra Pacific Resources ...............................................            85,700           3,256,600
Texas Utilities Co. ....................................................            90,800           4,239,225
Unicom Corp. ...........................................................            42,600           1,642,763
                                                                                                  ------------
                                                                                                  $ 54,319,081
                                                                                                  ------------
Utilities -- Gas -- 11.0%
Coastal Corp. ..........................................................            72,700        $  2,539,956
Columbia Energy Group ..................................................            80,450           4,645,987
Connecticut Energy Group ...............................................            17,700             539,850
Consolidated Natural Gas Co. ...........................................             9,100             491,400
El Paso Energy Corp. ...................................................           124,000           4,316,750
Energen Corp. ..........................................................            57,800           1,127,100
KN Energy, Inc. ........................................................            89,400           3,251,925
National Fuel Gas Co. ..................................................            32,900           1,486,669
NICOR, Inc. ............................................................            51,800           2,188,550
NUI Corp. ..............................................................            39,400           1,056,413
ONEOK, Inc. ............................................................            46,300           1,672,587
Washington Gas Light Co. ...............................................            59,200           1,605,800
                                                                                                  ------------
                                                                                                  $ 24,922,987
                                                                                                  ------------
  Total U.S. Stocks ......................................................................        $134,050,596
                                                                                                  ------------
Foreign Stocks -- 22.5%
Argentina -- 0.8%
Telecom Argentina S.A., ADR
  (Telecommunications) .................................................            14,300        $    393,250
Telefonica de Argentina, ADR
  (Utilities -- Telephone) .............................................            53,800           1,503,038
                                                                                                  ------------
                                                                                                  $  1,896,288
                                                                                                  ------------
Bermuda -- 0.6%
Global Crossing Ltd.
  (Telecommunications)* ................................................            28,100        $  1,268,013
                                                                                                  ------------
Brazil -- 2.9%
Companhia Electricas est Rio de
  Janeiro (Utilities -- Electric)* .....................................         2,520,100        $    834,470
Companhia Energetica do Ceara,
  Preferred, "A" (Utilities --
  Electric) ............................................................           102,000             253,311
Companhia Paranaense de Energia,
  ADR (Utilities -- Electric) ..........................................           135,600             966,150
Companhia Paranaense de Energia,
  Preferred, "B" (Utilities -- Electric)*...............................           125,482             903,720
Companhia Riogrand
  Telecomunicacoes
  (Utilities -- Telephone) .............................................             1,556             560,351
Espirito Santo Centrais Eletricas
  S.A. (Utilities -- Electric) .........................................             5,400             357,571
Espirito Santo Centrais Eletricas S.A.,
  Preferred, "B" (Utilities -- Electric)................................               986             440,628
Light Servicos de Electricidade S.A.
  (Utilities -- Electric) ..............................................             1,283             156,127
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .............................................            17,100           1,242,956
Telesp Participacoes S.A.
  (Telecommunications)* ................................................            36,179             823,611
                                                                                                  ------------
                                                                                                  $  6,538,895
                                                                                                  ------------
Canada -- 2.0%
BCE, Inc. (Telecommunications) .........................................            29,900        $  1,134,331
Bell Canada International, Inc.
  (Telecommunications)* ................................................            74,100             833,625
Northern Telecom Ltd.
  (Telecommunications) .................................................            49,200           2,466,150
                                                                                                  ------------
                                                                                                  $  4,434,106
                                                                                                  ------------

28-UTS

Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Chile -- 0.9%
Chilectra S.A., ADR
  (Utilities -- Electric) ..............................................           92,800         $  2,056,448
                                                                                                  ------------
China
China Telecom Hong Kong Ltd.
  (Telecommunications) .................................................            2,800         $     97,300
                                                                                                  ------------
Denmark -- 0.4%
Tele Danmark, ADR
  (Telecommunications) .................................................           11,900         $    807,713
                                                                                                  ------------
Finland -- 0.2%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................            8,600         $    511,292
                                                                                                  ------------
France -- 1.0%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................           46,800         $  1,143,675
France Telecom S.A.
  (Telecommunications) .................................................           14,300            1,134,900
                                                                                                  ------------
                                                                                                  $  2,278,575
                                                                                                  ------------
Germany -- 1.9%
Mannesmann AG (Conglomerate) ...........................................           26,200         $  3,000,120
VEBA AG, ADR (Oil and Gas) .............................................           22,000            1,317,250
                                                                                                  ------------
                                                                                                  $  4,317,370
                                                                                                  ------------
Greece -- 1.3%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................          112,799         $  2,999,652
                                                                                                  ------------
Hungary -- 1.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................................................           79,200         $  2,361,150
                                                                                                  ------------
Italy -- 2.3%
Telecom Italia Di Risp S.p.A.
  (Telecommunications)* ................................................          470,775         $  2,964,793
Telecom Italia S.p.A.
  (Telecommunications)* ................................................          270,400            2,308,732
                                                                                                  ------------
                                                                                                  $  5,273,525
                                                                                                  ------------
Peru -- 0.5%
Telefonica del Peru S.A., ADR
  (Telecommunications) .................................................           89,700         $  1,138,069
                                                                                                  ------------
Spain -- 4.9%
Endesa S.A., ADR (Utilities --
  Electric) ............................................................          128,200         $  3,461,400
Iberdrola S.A. (Utilities -- Electric) .................................          181,900            3,403,174
Telefonica de Espana S.A., ADR
  (Telecommunications) .................................................           11,413            1,545,035
Union Electrica Fenosa S.A.
  (Utilities -- Electric) ..............................................          155,700            2,693,563
                                                                                                  ------------
                                                                                                  $ 11,103,172
                                                                                                  ------------
Switzerland -- 0.6%
Swisscom AG
  (Telecommunications)* ................................................            3,200         $  1,339,643
                                                                                                  ------------
United Kingdom -- 1.1%
Orange PLC (Telecommunications).........................................          113,300         $  1,296,878
PowerGen PLC (Utilities -- Electric)....................................           93,700            1,227,968
                                                                                                  ------------
                                                                                                  $  2,524,846
                                                                                                  ------------
  Total Foreign Stocks ...................................................................        $ 50,946,057
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $174,473,474) ......................................................        $184,996,653
                                                                                                  ------------


Convertible Preferred Stocks -- 2.3%

Issuer                                                                            Shares             Value
Entertainment -- 0.8%
MediaOne Group, Inc., 6.25% ............................................           28,200         $  1,875,300
                                                                                                  ------------
Telecommunications -- 1.0%
IXC Communications, Inc., 6.75% ........................................           20,600         $    630,875
Qwest Trends Trust, 5.75%*## ...........................................           34,100            1,585,650
                                                                                                  ------------
                                                                                                  $  2,216,525
                                                                                                  ------------
Utilities -- Electric -- 0.5%
CalEnergy Capital Trust III, 6.5% ......................................            8,300         $    421,225
CalEnergy Capital Trust III, 6.5%*##....................................           16,100              817,075
                                                                                                  ------------
                                                                                                  $  1,238,300
                                                                                                  ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $5,182,621) .......................................................         $  5,330,125
                                                                                                  ------------
Preferred Stocks -- 1.5%
U.S. Stocks -- 1.0%
Utilities -- Gas -- 1.0%
KN Energy, Inc.* .......................................................           59,400         $  2,231,213
                                                                                                  ------------
Foreign Stocks -- 0.5%
France -- 0.5%
France Telecom S.A.
  (Telecommunications) .................................................            1,160         $  1,146,080
                                                                                                  ------------
  Total Preferred Stocks
    (Identified Cost, $3,627,494) .......................................................         $  3,377,293
                                                                                                  ------------
Bonds -- 11.8%
                                                                             Principal Amount
                                                                              (000 Omitted)
U.S. Bonds -- 11.2%
Banks and Credit Companies -- 0.4%
Beaver Valley Funding Corp.,
  9s, 2017 .............................................................         $    250         $    288,453
Midland Funding Corp. I,
  10.33s, 2002 .........................................................              546              582,878
                                                                                                  ------------
                                                                                                  $    871,331
                                                                                                  ------------
Construction Services -- 0.3%
Georgia Pacific Corp., 9.5s, 2022 ......................................         $    500         $    563,520
                                                                                                  ------------
Corporate Asset Backed -- 0.1%
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ..................................................         $    305         $    309,914
                                                                                                  ------------
Electric and Gas Utility Revenue
Long Island Power Authority, New
  York Electric, 5.25s, 2026 ...........................................         $    100         $    100,296
                                                                                                  ------------
Entertainment -- 0.4%
Hearst Argyle Television, Inc.,
  7.5s, 2027 ...........................................................         $    400         $    417,348
News America Holdings, Inc.,
  8.875s, 2023 .........................................................              400              484,864
                                                                                                  ------------
                                                                                                  $    902,212
                                                                                                  ------------
Forest and Paper Products
Boise Cascade Co., 7.43s, 2005 .........................................         $     88         $     86,940
                                                                                                  ------------
Insurance -- 0.4%
NGC Corp. Capital Trust I,
  8.316s, 2027 .........................................................         $    830         $    841,163
                                                                                                  ------------
Oils -- 0.5%
Oryx Energy Co., 8.375s, 2004 ..........................................         $    500         $    534,545
Sun Co., Inc., 9s, 2024 ................................................              500              557,585
                                                                                                  ------------
                                                                                                  $  1,092,130
                                                                                                  ------------

                                                                          29-UTS

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)         Value
U.S. Bonds -- continued
Telecommunications -- 1.1%
Cellular Communications
  International, Inc., 2005 ............................................         $1,333       $  1,288,987
Tele-Communications, Inc.,
  7.875s, 2013 .........................................................          1,000          1,171,570
                                                                                              ------------
                                                                                              $  2,460,557
                                                                                              ------------
U.S. Government Agencies -- 0.3%
Federal National Mortgage
  Association -- 0.3%
FNMA, 6s, 2013 .........................................................         $  589       $    590,524
                                                                                              ------------
U.S. Government Guaranteed -- 2.8%
U.S. Treasury Obligations -- 1.6%
U.S. Treasury Bonds, 6.625s, 2027.......................................         $3,000       $  3,555,000
                                                                                              ------------
Government National Mortgage
  Association -- 1.2%
GNMA, 7s, 2027 .........................................................         $  175       $    178,600
GNMA, 7.5s, 2025 -- 2028 ...............................................          1,829          1,885,987
GNMA, 8s, 2025 -- 2027 .................................................            669            693,618
                                                                                              ------------
                                                                                              $  2,758,205
                                                                                              ------------
  Total U.S. Government Guaranteed ....................................................       $  6,313,205
                                                                                              ------------
Utilities -- Electric -- 4.2%
AEP Generating, 9.82s, 2022 ............................................         $  596       $    775,008
CalEnergy Co., Inc., 6.96s, 2003 .......................................            500            505,440
CalEnergy Co., Inc., 7.63s, 2007 .......................................            500            535,550
California Infrastructure, 6.17s, 2003..................................            944            955,652
Commonwealth Edison Co.,
  6.95s, 2018 ..........................................................            125            129,501
Commonwealth Edison Co.,
  7.625s, 2007 .........................................................            100            110,483
Connecticut Light & Power Co.,
  8.59s, 2003 ..........................................................            500            518,750
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..........................................................            513            512,820
Long Island Lighting Co., 8.2s, 2023....................................            600            650,922
National Rural Utilities Cooperative
  Finance, 5.75s, 2008 .................................................            916            936,637
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..........................................................            500            505,620
Niagara Mohawk Power Corp.,
  8.5s, 2023 ...........................................................            560            596,641
PP&L, Inc., 6.125s, 2001 ...............................................            750            761,152
Salton Sea Funding Corp.,
  6.69s, 2000 ..........................................................            156            157,980
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................................................            500            574,745
Seabrook Station -- Unit 1,
  7.83s, 2019 ..........................................................            366            415,023
Texas & New Mexico Power Co.,
  12.5s, 1999 ..........................................................            250            250,408
Texas Utilities Co., 6.375s, 2008 ......................................            600            589,608
Utilicorp United, Inc., 8.45s, 1999 ....................................            100            102,193
                                                                                              ------------
                                                                                              $  9,584,133
                                                                                              ------------
Utilities -- Gas -- 0.7%
Coastal Corp., 7.42s, 2037 .............................................         $  230       $    242,963
Coastal Corp., 7.75s, 2035 .............................................            140            154,084
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .........................................................            500            549,845
Texas Gas Transmission Corp.,
  7.25s, 2027 ..........................................................            550            563,970
                                                                                              ------------
                                                                                              $  1,510,862
                                                                                              ------------
  Total U.S. Bonds ....................................................................       $ 25,226,787
                                                                                              ------------

Bonds -- continued

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)         Value
Foreign Bonds -- 0.6%
Argentina -- 0.2%
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities -- Electric)## ............................................         $  425       $    414,375
                                                                                              ------------
Canada -- 0.1%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) ...................................................         $  250       $    256,170
                                                                                              ------------
Chile -- 0.3%
Empresa Electric Guacolda S.A.,
  7.6s, 2001 (Utilities -- Electric)##..................................         $  750       $    716,677
                                                                                              ------------
  Total Foreign Bonds .................................................                       $  1,387,222
                                                                                              ------------
  Total Bonds
    (Identified Cost, $25,997,554) ......................................................     $ 26,614,009
                                                                                              ------------
Convertible Bonds -- 2.9%
Financial Institutions -- 0.7%
ADT Operations, Inc., 0s, 2010 .........................................         $  723       $  1,472,209
                                                                                              ------------
Telecommunications -- 2.2%
Cellular Commerce International,
  Inc., 6s, 2005## .....................................................         $1,570       $  2,637,600
Global Telesystems Group, Inc.,
  5.75s, 2010 ..........................................................          2,190          2,447,325
                                                                                              ------------
                                                                                              $  5,084,925
                                                                                              ------------
  Total Convertible Bonds
    (Identified Cost, $4,475,549) ........................................................    $  6,557,134
                                                                                              ------------
  Total Investments
    (Identified Cost, $213,756,692) ......................................................    $226,875,214
Other Assets,
  Less Liabilities -- (0.2)%
                                                                                                  (583,342)
                                                                                              ------------
  Net Assets -- 100.0% ...................................................................    $226,291,872
                                                                                              ============

           See portfolio footnotes and notes to financial statements


30-UTS

Portfolio of Investments -- December 31, 1998
World Growth Series
Stocks -- 97.7%

Issuer                                                                             Shares            Value
U.S. Stocks -- 50.4%
Advertising
Lamar Advertising Co., "A"* ............................................              200         $      7,450
Outdoor Systems, Inc.* .................................................              400               12,000
                                                                                                  ------------
                                                                                                  $     19,450
                                                                                                  ------------
Aerospace -- 0.1%
Gulfstream Aerospace Corp.* ............................................            4,970         $    264,652
                                                                                                  ------------
Airlines
Atlas Air, Inc.* .......................................................              200         $      9,788
                                                                                                  ------------
Automotive -- 0.4%
Dura Automotive Systems, Inc.* .........................................              200         $      6,825
Federal-Mogul Corp. ....................................................           18,200            1,082,900
                                                                                                  ------------
                                                                                                  $  1,089,725
                                                                                                  ------------
Banks and Credit Companies -- 0.1%
Capital One Financial Corp. ............................................            2,300         $    264,500
                                                                                                  ------------
Biotechnology -- 0.1%
IDEXX Laboratories, Inc.* ..............................................            7,300         $    196,416
Waters Corp.* ..........................................................              900               78,525
                                                                                                  ------------
                                                                                                  $    274,941
                                                                                                  ------------
Broadcasting
Infinity Broadcasting Corp.* ...........................................            5,600         $    153,300
                                                                                                  ------------
Business Machines -- 0.5%
Affiliated Computer Services, Inc., "A"*                                            4,580         $    206,100
Sun Microsystems, Inc.* ................................................           12,700            1,087,437
                                                                                                  ------------
                                                                                                  $  1,293,537
                                                                                                  ------------
Business Services -- 1.2%
Affiliated Managers Group, Inc.* .......................................              300         $      8,963
Amgen, Inc.* ...........................................................            2,200              230,037
BISYS Group, Inc.* .....................................................            8,560              441,910
Building One Services Corp.* ...........................................              500               10,438
Ceridian Corp.* ........................................................            4,700              328,119
Computer Sciences Corp. ................................................            2,800              180,425
DST Systems, Inc.* .....................................................            6,800              388,025
First Data Corp. .......................................................              430               13,626
Fiserv, Inc.* ..........................................................              300               15,431
Global Directmail Corp.* ...............................................              500               11,687
Insight Enterprises, Inc.* .............................................              200               10,175
Interim Services, Inc.* ................................................              400                9,350
Learning Tree International, Inc.* .....................................           22,000              199,375
Metamor Worldwide, Inc.* ...............................................              300                7,500
Modis Professional Services, Inc.* .....................................           23,140              335,530
National Data Corp. ....................................................              200                9,738
Policy Management Systems Corp.*........................................           21,260            1,073,630
Professional Detailing, Inc.* ..........................................              300                8,475
Renaissance Worldwide, Inc.* ...........................................            2,900               17,762
Technology Solutions Co.* ..............................................            7,700               82,534
                                                                                                  ------------
                                                                                                  $  3,382,730
                                                                                                  ------------
Computer Hardware -- Systems -- 0.1%
Compaq Computer Corp. ..................................................            4,500         $    188,719
                                                                                                  ------------
Computer Software --
  Personal Computers -- 2.9%
Autodesk, Inc. .........................................................              300         $     12,806
Intuit, Inc.* ..........................................................              100                7,250
Microsoft Corp.* .......................................................           57,600            7,988,400
Verio, Inc.* ...........................................................              400                8,950
                                                                                                  ------------
                                                                                                  $  8,017,406
                                                                                                  ------------
Computer Software -- Services -- 0.8%
EMC Corp.* .............................................................           25,500         $  2,167,500
Ingram Micro, Inc.* ....................................................              200                6,975
Mobius Management Systems, Inc.*........................................            6,900              102,637
                                                                                                  ------------
                                                                                                  $  2,277,112
                                                                                                  ------------

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Computer Software --
  Systems -- 10.6%
Advantage Learning Systems, Inc.*.......................................              100         $      6,575
Aspen Technology, Inc.* ................................................              300                4,350
BMC Software, Inc.* ....................................................           94,300            4,202,244
Boole & Babbage, Inc.* .................................................              300                8,831
Cadence Design Systems, Inc.* ..........................................          107,910            3,210,323
Cambridge Technology Partners, Inc.*                                                7,900              174,788
Clarify, Inc.* .........................................................              400                9,775
Computer Associates International, Inc.                                           110,550            4,712,194
Compuware Corp.* .......................................................           95,300            7,445,312
CSG Systems International, Inc.* .......................................              110                8,690
Learning Co., Inc.* ....................................................              300                7,781
Network Associates, Inc.* ..............................................           13,900              920,875
New Era of Networks, Inc.* .............................................              200                8,800
Oracle Corp.* ..........................................................          185,555            8,002,059
Rational Software Corp.* ...............................................              300                7,950
Siebel Systems, Inc.* ..................................................              300               10,181
SunGard Data Systems, Inc.* ............................................            4,300              170,656
Synopsys, Inc.* ........................................................            7,100              385,175
                                                                                                  ------------
                                                                                                  $ 29,296,559
                                                                                                  ------------
Consumer Goods and
  Services -- 3.8%
Carson, Inc., "A"* .....................................................           27,900         $    111,600
Dial Corp. .............................................................              300                8,662
First Brands Corp. .....................................................              200                7,888
Galileo International, Inc. * ..........................................            7,700              334,950
Sotheby's Holdings, Inc. ...............................................              300                9,600
Sportsline USA, Inc.* ..................................................           10,800              168,075
Tyco International Ltd. ................................................          132,996           10,032,886
                                                                                                  ------------
                                                                                                  $ 10,673,661
                                                                                                  ------------
Electrical Equipment
Jabil Circuit, Inc.* ...................................................              100         $      7,463
Micrel, Inc.* ..........................................................              200               11,000
                                                                                                  ------------
                                                                                                  $     18,463
                                                                                                  ------------
Electronics -- 2.4%
Altera Corp.* ..........................................................           18,120         $  1,103,055
Amkor Technology, Inc.* ................................................          105,067            1,136,037
Analog Devices, Inc.* ..................................................           14,400              451,800
Applied Micro Circuits Corp.* ..........................................              200                6,794
Burr-Brown Corp.* ......................................................              300                7,031
Flextronics International Ltd.* ........................................              100                8,563
Intel Corp. ............................................................           19,090            2,263,358
Lattice Semiconductor Corp.* ...........................................           12,800              587,600
Level One Communications, Inc.* ........................................              300               10,650
Linear Technology Corp. ................................................            2,800              250,775
Maxim Integrated Products, Inc.* .......................................              200                8,738
Microchip Technology, Inc.* ............................................              200                7,400
MIPS Technologies, Inc.* ...............................................              300                9,600
Photronics, Inc.* ......................................................              400                9,587
PMC-Sierra, Inc.* ......................................................              200               12,625
Sanmina Corp.* .........................................................              100                6,250
SCI Systems, Inc.* .....................................................              110                6,353
SIPEX Corp.* ...........................................................              200                7,025
Teradyne, Inc.* ........................................................              300               12,712
The DII Group, Inc.* ...................................................              400                9,200
Xilinx, Inc.* ..........................................................           12,580              819,272
                                                                                                  ------------
                                                                                                  $  6,734,425
                                                                                                  ------------
Entertainment -- 2.9%
CBS Corp. ..............................................................            3,970         $    130,018
Clear Channel Communications, Inc.*                                                16,060              875,270
Comcast Corp., "A" .....................................................           16,200              950,737
Cox Radio, Inc., "A"* ..................................................           27,000            1,140,750

                                                                          31-WGS

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Entertainment -- continued
Gemstar International Group Ltd.* ......................................            3,300         $    188,925
Hearst-Argyle Television, Inc.* ........................................              300                9,900
Jacor Communications, Inc.* ............................................           12,180              784,087
Macromedia, Inc.* ......................................................            2,800               94,325
MediaOne Group, Inc.* ..................................................           12,500              587,500
Premier Parks, Inc.* ...................................................              400               12,100
Time Warner, Inc. ......................................................           50,800            3,152,775
Univision Communications, Inc., "A"*....................................            3,100              112,181
USA Networks, Inc.* ....................................................              500               16,563
                                                                                                  ------------
                                                                                                  $  8,055,131
                                                                                                  ------------
Financial Institutions -- 0.5%
Associates First Capital Corp., "A" ....................................            8,380         $    355,102
Bear Stearns Cos., Inc. ................................................            8,400              313,950
CIT Group, Inc., "A" ...................................................              200                6,363
Franklin Resources, Inc. ...............................................            3,280              104,960
Morgan Stanley Dean Witter & Co. .......................................            6,800              482,800
Paine Webber Group, Inc. ...............................................              200                7,725
U.S. Trust Corp. .......................................................            1,400              106,400
Waddell & Reed Financial, Inc., "A".....................................              300                7,106
                                                                                                  ------------
                                                                                                  $  1,384,406
                                                                                                  ------------
Food and Beverage Products
Coors Adolph Co. .......................................................              900         $     50,794
Keebler Foods Co.* .....................................................              300               11,287
Smithfield Foods, Inc.* ................................................              300               10,163
                                                                                                  ------------
                                                                                                  $     72,244
                                                                                                  ------------
Machinery -- 0.1%
SI Handling Systems, Inc. ..............................................           11,100         $    155,400
                                                                                                  ------------
Medical and Health Products -- 0.9%
Agouron Pharmaceuticals, Inc. ..........................................              150         $      8,813
Allegiance Corp. .......................................................           20,300              946,487
Allergan, Inc. .........................................................            4,300              278,425
AmeriSource Health Corp.,"A"* ..........................................              100                6,500
Arterial Vascular Engineering, Inc.*....................................              200               10,500
Bausch & Lomb, Inc. ....................................................              200               12,000
Biomet, Inc. ...........................................................              300               12,075
Boston Scientific Corp.* ...............................................              400               10,725
Chattem, Inc. ..........................................................              200                9,575
Haemonetics Corp.* .....................................................              500               11,375
IDEC Pharmaceuticals Corp.* ............................................            4,280              201,160
Immunex Corp.* .........................................................              100               12,581
King Pharmaceuticals, Inc.* ............................................              800               21,100
McKesson Corp. .........................................................            8,800              695,750
PSS World Medical, Inc.* ...............................................            8,700              200,100
                                                                                                  ------------
                                                                                                  $  2,437,166
                                                                                                  ------------
Medical and Health Technology
  and Services -- 2.4%
Alpharma, Inc. .........................................................              280         $      9,888
Biogen, Inc.* ..........................................................            1,500              124,500
Cardinal Health, Inc. ..................................................            9,485              719,674
Express Scripts, Inc.* .................................................              100                6,713
Gentex Corp.* ..........................................................              500               10,000
Genzyme Corp.* .........................................................              200                9,950
Guidant Corp. ..........................................................           19,400            2,138,850
Health Management Associates,
  Inc., "A"* ...........................................................              575               12,434
HealthSouth Corp.* .....................................................            1,000               15,437
Medtronic, Inc. ........................................................           19,800            1,470,150
Mid Atlantic Medical Services, Inc.*....................................              800                7,850
Orthodontic Centers of America, Inc.*                                                 530               10,302
PacifiCare Health Systems, Inc., "B"*...................................              190               15,105
Province Healthcare Co.* ...............................................              300               10,763
Schein (Henry), Inc.* ..................................................              200                8,950

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- continued
Steris Corp.* ..........................................................              300         $      8,531
Total Renal Care Holdings, Inc.* .......................................              296                8,751
United Healthcare Corp. ................................................           45,800            1,972,262
Wellpoint Health Networks, Inc., "A"*...................................              100                8,700
                                                                                                  ------------
                                                                                                  $  6,568,810
                                                                                                  ------------
Oil Services
Global Industries, Inc.* ...............................................            1,100         $      6,738
                                                                                                  ------------
Pharmaceuticals -- 0.7%
Bergen Brunswig Corp. ..................................................            1,000         $     34,875
Sepracor, Inc.* ........................................................           19,700            1,736,062
Watson Pharmaceuticals, Inc.* ..........................................            3,200              201,200
                                                                                                  ------------
                                                                                                  $  1,972,137
                                                                                                  ------------
Printing and Publishing
Electronics for Imaging, Inc.* .........................................              300         $     12,056
Mail-Well, Inc.* .......................................................              200                2,288
                                                                                                  ------------
                                                                                                  $     14,344
                                                                                                  ------------
Railroads
Kansas City Southern Industries, Inc.                                               1,600         $     78,700
                                                                                                  ------------
Restaurants and Lodging -- 1.5%
Applebee's International, Inc. .........................................              470         $      9,694
Brinker International, Inc.* ...........................................              400               11,550
Buffets, Inc.* .........................................................              500                5,969
CEC Entertainment, Inc.* ...............................................              300                8,325
Cendant Corp.* .........................................................          216,153            4,120,417
CKE Restaurants, Inc. ..................................................              220                6,476
IHOP Corp.* ............................................................              100                3,994
Outback Steakhouse, Inc.* ..............................................              300               11,962
Papa John's International, Inc.* .......................................              200                8,825
Promus Hotel Corp.* ....................................................            1,945               62,969
                                                                                                  ------------
                                                                                                  $  4,250,181
                                                                                                  ------------
Special Products and
  Services -- 4.6%
Cisco Systems, Inc.* ...................................................          129,225         $ 11,993,695
Newport News Shipbuilding, Inc. ........................................           20,540              686,806
Rayovac Corp.* .........................................................              600               16,013
Verisign, Inc.* ........................................................              170               10,051
                                                                                                  ------------
                                                                                                  $ 12,705,565
                                                                                                  ------------
Stores -- 4.4%
Abercrombie & Fitch Co.* ...............................................              100         $      7,075
AnnTaylor Stores Corp.* ................................................              210                8,282
Boise Cascade Office Products
  Corp.* ...............................................................              500                6,750
Borders Group, Inc.* ...................................................              400                9,975
CompUSA, Inc.* .........................................................            4,100               53,556
Consolidated Stores Corp.* .............................................              250                5,047
Corporate Express, Inc.* ...............................................            2,490               12,917
CSK Auto Corp.* ........................................................              300                8,006
CVS Corp. ..............................................................           42,040            2,312,200
Duane Reade, Inc.* .....................................................              200                7,700
General Nutrition Cos., Inc.* ..........................................              650               10,563
Gymboree Corp.* ........................................................            5,300               33,787
Home Depot, Inc. .......................................................           12,400              758,725
Linens 'n Things, Inc.* ................................................              200                7,925
Micro Warehouse, Inc.* .................................................           29,200              987,325
Office Depot, Inc.* ....................................................           79,940            2,952,784
Republic Industries, Inc.* .............................................            2,760               40,710
Rite Aid Corp. .........................................................           47,480            2,353,227
Staples, Inc.* .........................................................           53,350            2,330,728
TJX Cos., Inc. .........................................................            7,500              217,500
                                                                                                  ------------
                                                                                                  $ 12,124,782
                                                                                                  ------------

32-WGS

Issuer                                               Shares           Value
U.S. Stocks -- continued
Supermarkets -- 1.4%
Kroger Co.* .............................             6,800        $    411,400
Meyer (Fred), Inc.* .....................            42,750           2,575,687
Safeway, Inc.* ..........................            16,500           1,005,469
                                                                   ------------
                                                                   $  3,992,556
                                                                   ------------
Technology
Galileo Technology Ltd.* ................               700        $     18,900
                                                                   ------------
Telecommunications -- 7.8%
3Com Corp.* .............................            11,100        $    497,419
Alltel Corp. ............................             7,200             430,650
Amdocs Ltd.* ............................               600              10,275
American Tower Corp., "A"* ..............             4,100             121,206
Ascend Communications, Inc.* ............            20,800           1,367,600
Aspect Telecommunications Corp.*.........               400               6,900
Cellular Communications
  International, Inc.* ..................             6,700             455,600
Century Telephone Enterprises, Inc.                  21,470           1,449,225
DSP Communications, Inc.* ...............               600               9,188
EchoStar Communications, Corp., *........               200               9,675
Gilat Satellite Networks Ltd.* ..........               200              11,025
Global TeleSystems Group, Inc.* .........            62,561           3,487,776
Hyperion Telecommunications, Inc., "A"*                 800              12,100
International Business
  Communications Systems,
  Inc.*+++ ..............................            12,600                   0
Iridium World Communications Co.*........             3,200             126,600
Lucent Technologies, Inc. ...............            16,100           1,771,000
MCI WorldCom, Inc.* .....................           120,050           8,613,587
Metromedia Fiber Network, Inc., "A"*.....               200               6,700
Qwest Communications
  International, Inc.* ..................            18,000             900,000
Sprint Corp. ............................            20,000           1,682,500
TCA Cable TV, Inc. ......................               300              10,706
Tel-Save.com, Inc.* .....................            12,000             201,000
Tele-Communications, Inc.* ..............             3,000             138,188
Tellabs, Inc.* ..........................             3,900             267,394
                                                                   ------------
                                                                   $ 21,586,314
                                                                   ------------
Transportation
FDX Corp.* ..............................             1,600        $    142,400
Telekomunikacja Polska S.A.## ...........            91,120             464,712
                                                                   ------------
                                                                   $    607,112
                                                                   ------------
  Total U.S. Stocks .......................................        $139,990,454
                                                                   ------------
Foreign Stocks -- 47.3%
Argentina -- 0.7%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) ..........................             4,479        $     78,942
Perez Companc S.A. (Oils) ...............            65,034             275,356
Siderca S.A. (Steel) ....................            73,100              83,413
Telecom Argentina S.A., ADR
  (Telecommunications) ..................             2,610              71,775
Telefonica de Argentina, ADR
  (Utilities -- Telephone) ..............            27,950             780,853
YPF Sociedad Anonima, ADR (Oils).........            24,970             697,600
                                                                   ------------
                                                                   $  1,987,939
                                                                   ------------
Australia -- 0.7%
Cable & Wireless Optus
  (Telecommunications)* .................           168,000        $    352,140
QBE Insurance Group Ltd.
  (Insurance)* ..........................           380,270           1,568,586
                                                                   ------------
                                                                   $  1,920,726
                                                                   ------------
Bermuda -- 0.4%
Ace Ltd. (Insurance) ....................               400        $     13,775

Issuer                                              Shares             Value
Foreign Stocks -- continued
Bermuda -- continued
Dairy Farm International Holdings
  Ltd. (Consumer Goods and
  Services) .............................           855,000        $    983,250
Global Crossing Ltd.
  (Telecommunications)* .................             1,600              72,200
                                                                   ------------
                                                                   $  1,069,225
                                                                   ------------
Brazil -- 1.5%
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.) ...............        13,434,000        $     74,510
Centrais Eletricas Brasileiras S.A.,
  ADR (Utilities -- Electric) ...........            41,900             397,212
Companhia Cervejaria Brahma,
  Preferred (Beverages) .................           259,000             113,205
Companhia Energetica de Sao Paulo
  S.A., ADR (Utilities -- Electric) .....            10,212             194,436
Companhia Paranaense de Energia,
  Preferred, "B"
  (Utilities -- Electric)* ..............            11,962              86,150
Companhia Vale do Rio Doce, ADR
  (Steel) ...............................            18,500             237,355
Embratel Participacoes S.A.
  (Telecommunications)* .................        10,042,212              87,287
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) ..............           198,000             109,818
Petroleo Brasileiro S.A., Preferred
  (Oils) ................................         2,258,000             256,081
Tele Centro Sul Participacoes S.A.
  (Telecommunications)* .................        10,042,212              66,505
Tele Norte Lests Participacoes S.A.
  (Telecommunications)* .................        10,042,212              82,300
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications)* ............        10,042,212              28,265
Telebras Telecomunicacoes
  Brasileiras S.A.
  (Telecommunications)* .................         7,486,000             334,639
Telebras Telecomunicacoes
  Brasileiras S.A., Preferred
  (Telecommunications)* .................         3,100,000             227,368
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) ..............             6,885             500,453
Telecomunicacoes do Rio de
  Janeiro S.A.
  (Telecommunications) ..................         1,344,000              36,715
Telecomunicacoes do Rio de
  Janeiro S.A., Preferred, "B"
  (Telecommunications)* .................             1,510              35,625
Telesp Celular Participacoes S.A.
  (Telecommunications)* .................        10,042,212              43,228
Telesp Celular Participacoes S.A.,
  ADR (Telecommunications)* .............            28,400             497,000
Telesp Participacoes S.A., ADR
  (Telecommunications) ..................            23,300             515,513
Telesp Participacoes S.A.
  (Telecommunications)* .................        11,842,212             151,949
Unibanco S.A. (Banks and
  Credit Cos.) ..........................         3,287,000             114,283
                                                                   ------------
                                                                   $  4,189,897
                                                                   ------------
Canada -- 0.7%
Canadian National Railway Co.
  (Railroads) ...........................            35,815        $  1,857,903
Loewen Group, Inc. (Business
  Services) .............................               700               5,906
                                                                   ------------
                                                                   $  1,863,809
                                                                   ------------

                                                                          33-WGS

Issuer                                              Shares              Value
Foreign Stocks -- continued
Chile -- 0.3%
Embotelladora Andina S.A.
  (Consumer Goods and Services)...........            53,904        $    700,752
                                                                    ------------
China -- 0.3%
Huaneng Power International, Inc.,
  ADR (Utilities -- Electric)* ...........            42,700        $    619,150
Qingling Motors Co. (Automotive) .........         1,030,000             180,818
                                                                    ------------
                                                                    $    799,968
                                                                    ------------
Colombia
Cementos Diamante S.A., ADR
  (Construction)## .......................             8,130        $     46,829
                                                                    ------------
Egypt -- 0.2%
Egypt Gas (Utilities -- Gas) .............             1,500        $    111,454
Industrial & Engineering Enterprises
  Co. (Building) .........................             3,000              42,511
Madinet Nasar City (Housing) .............             2,425              73,313
Mi Bank (Banks and Credit Cos.) ..........             1,200              23,313
Misr Elgadida for Housing and
  Recreation (Housing) ...................               880              69,283
National Societe Generale Bank
  (Banks and Credit Cos.) ................             3,050              55,715
Suez Cement Co., GDR
  (Construction)## .......................            14,102             201,658
                                                                    ------------
                                                                    $    577,247
                                                                    ------------
Finland -- 1.4%
AO Mosenergo (Conglomerate) ..............            12,338        $     23,134
Helsingin Puhelin Oyj
  (Telecommunications) ...................            21,604           1,284,413
Nokia Corp., ADR
  (Telecommunications) ...................             4,900             590,144
Pohjola Insurance Group
  (Insurance) ............................            14,594             796,062
Rapala Normark Corp. (Consumer
  Goods and Services)* ...................            38,400             331,522
Tieto Corp. (Computer
  Software -- Systems) ...................            17,353             772,909
                                                                    ------------
                                                                    $  3,798,184
                                                                    ------------
France -- 2.9%
Alcatel Alsthom Compagnie
  (Telecommunications) ...................             8,054        $    984,706
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) ...................             7,200             175,950
Sanofi S.A. (Medical and Health
  Products) ..............................            10,700           1,759,585
SEITA (Tobacco) ..........................            18,500           1,157,387
Societe Industrielle de Transports
  Automobiles S.A. (Hazardous
  Waste) .................................             4,448           1,164,772
Television Francaise (Entertainment) .....             7,832           1,392,947
Thomson CSF (Aerospace and
  Defense) ...............................            35,728           1,532,705
                                                                    ------------
                                                                    $  8,168,052
                                                                    ------------
Germany -- 1.3%
Henkel KGaA (Chemicals) ..................            28,614        $  2,556,047
Mannesmann AG (Conglomerate) .............             9,942           1,138,442
SAP AG, Preferred (Computer
  Software -- Systems) ...................                40              19,070
                                                                    ------------
                                                                    $  3,713,559
                                                                    ------------
Greece -- 1.6%
Alpha Credit Bank (Banking) ..............             3,690        $    384,872
Athens Medic Center, GDR (Medical and
  Health Technology and Services) ........            36,900             723,775

Issuer                                              Shares             Value
Foreign Stocks -- continued
Greece -- continued
Attica Enterprises S.A., GDR
  (Transportation) .......................             4,100        $     36,734
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ...................            55,826           1,484,575
Intracom S.A. (Telecommunications)........             2,600             118,329
National Bank of Greece, GDR
  (Banks and Credit Cos.)* ...............             1,434             322,477
Panafon S.A.
  (Telecommunications)* ..................            26,540             710,512
Stet Hellas Telecommunications S.A.
  (Telecommunications)* ..................            18,800             608,650
Titan Cement Co., GDR (Building
  Materials) .............................             1,450             111,280
                                                                    ------------
                                                                    $  4,501,204
                                                                    ------------
Hong Kong -- 0.2%
Guangdong Kelon Electric Holdings
  (Consumer Goods and Services)...........           356,000        $    317,078
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils) ............................         1,134,000             174,191
                                                                    ------------
                                                                    $    491,269
                                                                    ------------
Hungary -- 0.6%
Magyar Olaj Es Gazipari KT (Gas) .........            23,532        $    642,722
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ..................            27,389             816,535
OTP Bank Rt. (Banks and
  Credit Cos.) ...........................             4,819             240,504
                                                                    ------------
                                                                    $  1,699,761
                                                                    ------------
India -- 0.6%
Bajaj Auto Ltd., GDR (Automotive) ........             5,000        $     77,500
Bajaj Auto Ltd., GDR
  (Automotive)## .........................             2,800              43,400
EIH Ltd., GDR (Restaurant and
  Lodging) ...............................            12,400              65,100
Formula System (1985) Ltd.
  (Computer Software -- Systems)*.........             7,313             181,298
Industrial Credit & Investment Corp.
  of India Ltd. (Finance) ................            23,000             150,650
ITC Ltd., GDR (Conglomerate) .............            10,500             231,000
Larsen & Toubro Ltd., GDR
  (Conglomerate) .........................            17,000             129,200
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)## .............            18,600             226,920
Reliance Industries Ltd., GDR
  (Conglomerate)## .......................            27,155             152,068
State Bank of India, GDR (Banks
  and Credit Cos.)## .....................            31,000             254,200
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## .................             9,100             109,200
                                                                    ------------
                                                                    $  1,620,536
                                                                    ------------
Ireland -- 1.8%
Allied Irish Banks PLC (Banks and
  Credit Cos.) ...........................           144,469        $  2,569,152
Anglo Irish Bank PLC (Banks and
  Credit Cos.)* ..........................           722,052           2,060,237
Elan Corp. PLC, ADR (Health
  Products)* .............................             3,800             264,337
                                                                    ------------
                                                                    $  4,893,726
                                                                    ------------
Israel -- 0.4%
Bank Hapoalim (Banks and Credit Cos.)                147,762        $    267,805
Bezek Israeli Telecommunications
  Corp. Ltd. (Telecommunications).........            50,400             157,580

34-WGS

Issuer                                             Shares                 Value
Foreign Stocks -- continued
Israel -- continued
Discount Investment Corp.
  (Financial Services) ..................            3,405         $     90,561
ECI Telecom Ltd.
  (Telecommunications) ..................            8,988              320,197
Makhteshim -- Agan Industries Ltd.
  (Chemicals)* ..........................           70,579              152,890
Super Sol Ltd. (Supermarkets) ...........           36,248               90,125
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) .................            3,602              146,556
                                                                   ------------
                                                                   $  1,225,714
                                                                   ------------
Italy -- 3.2%
Banca Carige S.p.A. (Banks and
  Credit Cos.) ..........................           62,472         $    615,868
ERG S.p.A. (Oils) .......................          221,118              764,554
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services)..........           35,457              881,993
Mediaset S.p.A. (Entertainment) .........          185,486            1,505,094
San Paolo Imi S.p.A (Banks and
  Credit Cos.) ..........................          133,964            2,368,747
Telecom Italia Mobile S.p.A.
  (Telecommunications) ..................           42,700              315,453
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ...........          233,446            1,099,800
Telecom Italia S.p.A.
  (Telecommunications)* .................          159,036            1,357,883
                                                                   ------------
                                                                   $  8,909,392
                                                                   ------------
Japan -- 7.6%
Aeon Credit Service Co. Ltd.
  (Financial Services) ..................           17,800         $  1,224,123
Bridgestone Corp. (Tire and
  Rubber) ...............................           40,000              904,602
Canon, Inc. (Special Products
  and Services) .........................           40,000              851,702
Fujimi, Inc. (Electronics) ..............           18,600              642,850
Itoen Ltd. (Conglomerate) ...............            7,600              390,654
Keyence Corp. (Electronics) .............            9,410            1,153,227
Kinki Coca-Cola Bottling Co.
  (Beverages) ...........................           18,600              245,824
Kirin Beverage Corp. (Beverages) ........           40,000              786,457
Meitec Corp. (Computer
  Software -- Systems) ..................           39,900              992,047
Mikuni Coca-Cola Bottling Co.
  (Beverages) ...........................           38,000              809,116
Nippon Broadcasting System Co.
  (Broadcasting) ........................            6,000              239,111
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) ..............              137            1,053,289
NTT Data Corp.
  (Telecommunications) ..................              220            1,088,168
Olympus Optical Co.
  (Conglomerate) ........................           83,000              950,600
Osaka Sanso Kogyo Ltd.
  (Chemicals) ...........................          190,000              363,516
Rohm Co. (Electronics) ..................           12,000            1,088,697
Secom Co. (Consumer Goods
  and Services) .........................           35,000            2,888,380
Softbank Corp.
  (Computer -- Software) ................            7,000              185,500
Takeda Chemical Industries Co.
  (Pharmaceuticals) .....................           60,000            2,301,181
Terumo Corp. (Pharmaceuticals) ..........           87,000            2,040,381
Ushio, Inc. (Electronics) ...............          111,000              969,855
                                                                   ------------
                                                                   $ 21,169,280
                                                                   ------------

Issuer                                             Shares             Value
Foreign Stocks -- continued
Jordan -- 0.1%
Arab Bank Corp. (Banks and Credit
  Cos.) .................................            1,250         $    377,292
                                                                   ------------
Luxembourg -- 0.1%
Egypt Trust (Real Estate Investment
  Trust)* ...............................           42,380         $    411,086
                                                                   ------------
Mexico -- 0.9%
Cemex S.A. (Construction)* ..............           47,957         $    103,391
Cifra S.A. de C.V. (Retail)* ............          159,897              193,756
Corporacion GEO S.A. de C.V.
  (Housing)*## ..........................            9,500              105,545
Desc S.A. de C.V., "B"
  (Conglomerate) ........................          106,000               90,769
Fomento Economico Mexicano S.A.
  (Beverages) ...........................            5,200              138,450
Grupo Carso S.A., "A1"
  (Conglomerate) ........................           64,700              219,848
Grupo Financiero Banamex, "B"
  (Finance)* ............................           69,800               91,629
Grupo Financiero Bancomer, "B"
  (Finance) .............................          200,000               42,815
Grupo Modelo S.A. de C.V.
  (Brewery) .............................          119,600              253,620
Grupo Television S.A. de C.V., GDR
  (Entertainment)* ......................            6,400              158,000
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products).......           61,000              194,648
Organiz Soriana S.A., "B" (Real
  Estate) ...............................           32,000              103,403
Telefonos de Mexico S.A.
  (Utilities -- Telephone) ..............          293,460              723,056
                                                                   ------------
                                                                   $  2,418,930
                                                                   ------------
Morocco -- 0.3%
Banque Marocaine Commerce
  (Banks and Credit Cos.) ...............            3,000         $    223,922
Brasseries Maroc (Consumer Goods
  and Services) .........................              601              170,334
Ona Omnium Nord Africain S.A.
  (Conglomerate) ........................            1,000              116,612
Societe Nationale d'Investissement
  (Conglomerate) ........................            1,500              160,477
Wafabank (Banks and Credit Cos.).........            1,404              176,178
                                                                   ------------
                                                                   $    847,523
                                                                   ------------
Netherlands -- 3.8%
Akzo Nobel N.V. (Chemicals) .............           24,920         $  1,133,631
Benckiser N.V., "B" (Consumer
  Goods and Services) ...................           38,763            2,536,764
Elsag Bailey Process Automation
  N.V. (Machinery)* .....................            4,400              172,150
Equant N.V. (Computer
  Software -- Services)* ................            6,700              454,344
Fugro N.V. (Engineering)* ...............           26,310              615,930
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*.........           27,695              916,536
IHC Caland N.V. (Marine
  Equipment)* ...........................           11,063              459,119
ING Groep N.V. (Financial Services)*.....           27,462            1,672,998
Koninklijke Ahold N.V.
  (Supermarkets)* .......................           21,510              794,251
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*.........           45,942            1,048,636
Van der Moolen Holding N.V.
  (Financial Services)* .................           11,401              733,983
                                                                   ------------
                                                                   $ 10,538,342
                                                                   ------------

                                                                          35-WGS

Issuer                                               Shares             Value
Foreign Stocks -- continued
Peru -- 0.5%
Alicorp S.A. (Consumer Goods
  and Services)* .........................           154,035        $     24,415
Compania de Minas Buenaventura
  S.A. (Mining) ..........................            32,700             196,957
CPT Telefonica del Peru S.A., "B"
  (Utilities-Telephone) ..................           345,974             435,415
Credicorp Ltd. Holdings Co. (Banks
  and Credit Cos.) .......................            15,918             143,262
Telefonica del Peru S.A., ADR
  (Telecommunications) ...................            35,200             446,600
                                                                    ------------
                                                                    $  1,246,649
                                                                    ------------
Poland -- 0.4%
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)*## .............             9,990        $    129,370
Bank Rozwoju Eksportu S.A. (Banks
  and Credit Cos.) .......................             6,700             154,836
BIG Bank Gdanski S.A. (Banks and
  Credit Cos.) ...........................             9,691             131,313
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment) .................            25,800             279,715
Orbis S.A. (Restaurants and Lodging)*                 19,600             154,340
WBK Wielkopolski S.A. (Consumer
  Goods and Services) ....................            19,500             122,953
                                                                    ------------
                                                                    $    972,527
                                                                    ------------
Portugal -- 1.1%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ................            98,564        $  1,865,908
BPI -- Soc Gestora S.p.A. (Banks
  and Credit Cos.) .......................            36,538           1,238,091
                                                                    ------------
                                                                    $  3,103,999
                                                                    ------------
Russia -- 0.2%
JSC Surgutneftegaz Co., ADR (Oils)........            30,240        $    102,060
Lukoil Oil Co., ADR (Oils) ...............            15,238             246,855
Rostelecom, GDR
  (Telecommunications)* ..................             5,682              73,511
Unified Energy Systems, GDR
  (Utilities -- Electric)* ...............            14,218              43,365
                                                                    ------------
                                                                    $    465,791
                                                                    ------------
Singapore -- 0.6%
City Developments Ltd. (Real Estate)                  18,000        $     78,024
DBS Land Ltd. (Real Estate) ..............            56,000              82,498
Development Bank of Singapore
  Ltd. (Banks and Credit Cos.) ...........            12,500             112,913
Natsteel Electronics Ltd.
  (Electronics) ..........................           259,000             659,472
Overseas Union Bank Ltd. (Banks
  and Credit Cos.) .......................            33,000             144,044
Singapore Press Holdings Ltd.
  (Printing and Publishing) ..............            36,400             397,211
Singapore Telecommunications Ltd.
  (Telecommunications) ...................           109,000             166,523
                                                                    ------------
                                                                    $  1,640,685
                                                                    ------------
South Africa -- 0.9%
Anglo American Corp. of South
  Africa Ltd. (Mining) ...................            15,135        $    426,367
DeBeers Centenary AG
  (Diamonds -- Precious Stones) ..........             3,661              46,653
Dimension Data Holdings Ltd.
  (Financial Institutions) ...............            72,804             309,252
Imperial Holdings Ltd.
  (Conglomerate) .........................            23,048             140,978
JD Group Ltd. (Stores)* ..................            24,586             108,612

Issuer                                               Shares            Value
Foreign Stocks -- continued
South Africa -- continued
Liberty Life Association of Africa
  Ltd. (Insurance) .......................            16,057        $    220,987
Nedcor Ltd. (Banks and Credit Cos.)*                  17,261             293,280
Real Africa Holdings Ltd.
  (Conglomerate) .........................           118,361             309,703
Sanlam Ltd. (Insurance) ..................            64,750              64,359
Sasol Ltd. (Oils) ........................            23,840              90,127
South African Breweries Ltd. (Brewery)                32,400             546,101
                                                                    ------------
                                                                    $  2,556,419
                                                                    ------------
South Korea -- 0.9%
Korea Electric Power Corp.
  (Utilities -- Electric) ................            22,000        $    546,334
Medison Co. (Medical and
  Health Products) .......................            15,200             177,333
Pohang Iron & Steel Co.
  (Construction) .........................            17,870           1,133,405
Samsung Electronics (Electronics) ........             8,908             599,063
SK Telecom Ltd.
  (Telecommunications) ...................               160             116,653
                                                                    ------------
                                                                    $  2,572,788
                                                                    ------------
Spain -- 0.4%
Cortefiel S.A. (Retail) ..................            10,200        $    268,818
Telefonica de Espana
  (Utilities -- Telephone) ...............            16,598             738,027
                                                                    ------------
                                                                    $  1,006,845
                                                                    ------------
Sweden -- 1.2%
Celsius AB (Aerospace) ...................            60,600        $    820,936
Saab AB, "B" (Aerospace)* ................           146,038           1,528,723
Volvo AB (Automotive) ....................            46,773           1,071,401
                                                                    ------------
                                                                    $  3,421,060
                                                                    ------------
Switzerland -- 2.0%
Barry Callebaut AG (Food and
  Beverage Products) .....................             3,151        $    715,771
Hiestand Holding AG (Food
  Products)* .............................             1,781             466,807
Julius Baer Holdings (Banks and
  Credit Cos.) ...........................               345           1,146,651
Kuoni Reisen Holdings AG
  (Transportation) .......................               203             805,497
Nestle S.A. (Food and Beverage
  Products) ..............................               602           1,310,506
UBS AG (Banks and Credit Cos.)* ..........             3,400           1,044,631
                                                                    ------------
                                                                    $  5,489,863
                                                                    ------------
Taiwan -- 0.3%
Taipei Fund (Finance)* ...................               101        $    868,600
                                                                    ------------
Thailand -- 0.3%
Bangkok Expressway Public Company
  Ltd. (Toll Road and Transit) ...........           123,000        $    122,321
Electricity Generating Public Co.
  Ltd. (Utilties -- Electric) ............            90,000             244,890
PTT Exploration and Production
  Public Co. Ltd., ADR (Oil Services).....            44,850             317,171
Thai Farmers Bank (Banks and
  Credit Cos.) ...........................            83,000             146,740
                                                                    ------------
                                                                    $    831,122
                                                                    ------------
Turkey -- 0.5%
Akbank (Banks and Credit Cos.)* ..........         9,530,989        $    193,553
Arcelik A.S. (Consumer Goods and
  Services) ..............................         5,967,511             172,313
Cimsa Cimento Sanayi ve Ticaret
  A.S. (Construction Services) ...........         5,629,728             133,977
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)*## ..................            29,423             110,336

36-WGS

Issuer                                                                              Shares             Value
Foreign Stocks -- continued
Turkey -- continued
Turkiye Is Bankasi (Banks and
  Credit Cos.) ...........................................................          9,908,040       $    257,801
Vestel Electronic (Electronics)* .........................................          2,384,100            196,689
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.) ...........................................................         28,468,811            329,720
                                                                                                    ------------
                                                                                                    $  1,394,389
                                                                                                    ------------
United Kingdom -- 6.4%
ARM Holdings PLC, ADR (Computer
  Software -- Systems)* ..................................................              4,805       $    289,501
British Aerospace PLC (Aerospace
  and Defense)* ..........................................................            214,162          1,822,553
British Petroleum PLC (Oils)* ............................................            155,652          2,313,572
Capital Radio PLC (Broadcasting) .........................................             77,000            747,252
CBT Group PLC, ADR (Computer
  Software -- Personal Computers)*.                                                     8,900            132,387
Glaxo Wellcome PLC
  (Pharmaceuticals)* .....................................................             62,400          2,144,839
ICON PLC, ADR (Biotechnology)* ...........................................                100              3,350
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ..............................................................            606,991          1,178,117
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ........................................................            139,853          1,119,410
LucasVarity PLC (Automotive) .............................................            470,845          1,569,981
Next PLC (Stores) ........................................................             97,616            798,341
Reuters Group PLC (Business
  Services) ..............................................................            112,600          1,186,130
Sema Group PLC (Computer
  Software -- Systems) ...................................................            186,801          1,837,613
Taylor Nelson Sofres PLC (Market
  Research) ..............................................................            969,820          1,230,758
Williams PLC (Conglomerate) ..............................................            234,952          1,340,781
                                                                                                    ------------
                                                                                                    $ 17,714,585
                                                                                                    ------------
  Total Foreign Stocks ......................................................................       $131,225,564
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $216,361,890) .........................................................       $271,216,018
                                                                                                    ------------

Issuer                                                                                Shares            Value
Rights
Banco Bradesco S.A. (Banks and
  Credit Cos.)* ..........................................................            556,827       $      2,812
Telefonica S.A.
  (Telecommunications)* ..................................................             16,598             14,737
                                                                                                    ------------
  Total Rights
    (Identified Cost, $14,686) ...........................................                          $     17,549
                                                                                                    ------------
Short-Term Obligation -- 1.9%
                                                                                Principal Amount
                                                                                 (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ......................................................        $     5,200       $  5,198,050
                                                                                                    ------------
  Total Investments
    (Identified Cost, $221,574,626) ......................................                          $276,431,617
Other Assets,
  Less Liabilities -- 0.4%
                                                                                                       1,087,360
                                                                                                    ------------
  Net Assets -- 100.0% ...................................................                          $277,518,977
                                                                                                    ============

           See portfolio footnotes and notes to financial statements.


Portfolio Footnotes:

 *Non-income producing security.
**Non-income producing security -- in default.
##SEC Rule 144A restriction.
 +Restricted security.
 ++Security valued by or at the direction of the Trustees.

                                                                          37-WGS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998

                                                                                                 Capital
                                                                                               Appreciation
Assets:                                                                                           Series
 Investments --                                                                              ---------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,195,028,231
  Unrealized appreciation ................................................................       492,501,682
                                                                                             ---------------
    Total investments, at value ..........................................................   $ 1,687,529,913
 Cash ....................................................................................            77,991
 Receivable for investments sold .........................................................        42,505,136
 Receivable for Series shares sold .......................................................         1,279,529
 Interest and dividends receivable .......................................................           402,677
 Other assets ............................................................................             8,550
                                                                                             ---------------
    Total assets .........................................................................   $ 1,731,803,796
                                                                                             ===============
Liabilities:
 Payable for investments purchased .......................................................   $     6,188,936
 Payable for Series shares reacquired ....................................................           280,062
 Payable to affiliate for investment advisory fee ........................................            33,549
 Accrued expenses and other liabilities ..................................................           146,282
                                                                                             ---------------
    Total liabilities ....................................................................   $     6,648,829
                                                                                             ---------------
     Net assets ..........................................................................   $ 1,725,154,967
                                                                                             ===============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,043,595,168
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                             492,501,672
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                                   189,058,127
 Accumulated undistributed net investment income .........................................          --
                                                                                             ---------------
     Total ...............................................................................   $ 1,725,154,967
                                                                                             ===============
 Shares of beneficial interest outstanding ...............................................        37,556,638
                                                                                             ===============
 Net asset value, offering price and redemption price per share (net assets [divided by]
   shares of beneficial interest outstanding) ............................................       $45.93
                                                                                                 ======


                                                                                               Conservative         Emerging
                                                                                                  Growth             Growth
Assets:                                                                                           Series             Series
 Investments --                                                                              ---------------     -------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,453,067,309     $ 498,539,350
  Unrealized appreciation ................................................................       399,967,076       233,862,828
                                                                                             ---------------     -------------
    Total investments, at value ..........................................................   $ 1,853,034,385     $ 732,402,178
 Cash ....................................................................................            87,333            72,253
 Receivable for investments sold .........................................................         1,320,591        13,049,335
 Receivable for Series shares sold .......................................................         1,199,566           400,537
 Interest and dividends receivable .......................................................         2,076,418            86,686
 Other assets ............................................................................             7,596             3,005
                                                                                             ---------------     -------------
    Total assets .........................................................................   $ 1,857,725,889     $ 746,013,994
                                                                                             ===============     =============
Liabilities:
 Payable for investments purchased .......................................................   $     2,740,790     $   8,865,541
 Payable for Series shares reacquired ....................................................         2,135,787           817,992
 Payable to affiliate for investment advisory fee ........................................            27,859            14,150
 Accrued expenses and other liabilities ..................................................            93,352            65,125
                                                                                             ---------------     -------------
    Total liabilities ....................................................................   $     4,997,788     $   9,762,808
                                                                                             ---------------     -------------
     Net assets ..........................................................................   $ 1,852,728,101     $ 736,251,186
                                                                                             ===============     =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,300,761,011     $ 493,605,556
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                             399,971,386       233,862,825
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                                   137,593,752         8,782,805
 Accumulated undistributed net investment income .........................................        14,401,952           --
                                                                                             ---------------     -------------
     Total ...............................................................................   $ 1,852,728,101     $ 736,251,186
                                                                                             ===============     =============
 Shares of beneficial interest outstanding ...............................................        48,440,327        31,631,744
                                                                                             ===============     =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of  beneficial interest outstanding) ............................................       $38.25             $23.28
                                                                                                 ======             ======

                                                                                              Managed
                                                                                              Sectors
Assets:                                                                                       Series
 Investments --                                                                             ------------
  Unaffiliated issuers, at cost ..........................................................  $291,884,066
  Unrealized appreciation ................................................................    74,278,059
                                                                                            ------------
    Total investments, at value ..........................................................  $366,162,125
 Cash ....................................................................................         6,601
 Receivable for investments sold .........................................................       387,234
 Receivable for Series shares sold .......................................................       236,004
 Interest and dividends receivable .......................................................        50,267
 Other assets ............................................................................         2,234
                                                                                            ------------
    Total assets .........................................................................  $366,844,465
                                                                                            ============
Liabilities:
 Payable for investments purchased .......................................................  $  1,661,389
 Payable for Series shares reacquired ....................................................       346,953
 Payable to affiliate for investment advisory fee ........................................         7,326
 Accrued expenses and other liabilities ..................................................        37,721
                                                                                            ------------
    Total liabilities ....................................................................  $  2,053,389
                                                                                            ------------
     Net assets ..........................................................................  $364,791,076
                                                                                            ============
Net assets consist of:
 Paid-in capital .........................................................................  $291,197,197
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                          74,278,059
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                                 (684,180)
 Accumulated undistributed net investment income .........................................       --
                                                                                            ------------
     Total ...............................................................................  $364,791,076
                                                                                            ============
 Shares of beneficial interest outstanding ...............................................    12,915,332
                                                                                            ============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................      $28.24
                                                                                                ======

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998 -- continued


                                                                                                 Research
Assets:                                                                                           Series
 Investments --                                                                              ---------------
  Unaffiliated issuers, at cost ..........................................................   $   770,691,817
  Unrealized appreciation ................................................................       225,695,232
                                                                                             ---------------
    Total investments, at value ..........................................................   $   996,387,049
 Cash ....................................................................................            17,405
 Foreign currency, at value (identified cost, $372,912)...................................          --
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements                                                                                --
 Receivable for investments sold .........................................................         5,646,297
 Receivable for Series shares sold .......................................................           519,188
 Interest and dividends receivable .......................................................           585,593
 Other assets ............................................................................             4,399
                                                                                             ---------------
    Total assets .........................................................................   $ 1,003,159,931
                                                                                             ===============
Liabilities:
 Payable to custodian ....................................................................   $      --
 Payable for investments purchased .......................................................        14,707,027
 Payable for Series shares reacquired ....................................................            71,698
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements                                                                                        --
 Payable to affiliate for investment advisory fee ........................................            18,766
 Accrued expenses and other liabilities ..................................................            82,289
                                                                                             ---------------
    Total liabilities ....................................................................   $    14,879,780
                                                                                             ---------------
     Net assets ..........................................................................   $   988,280,151
                                                                                             ===============
Net assets consist of:
 Paid-in capital .........................................................................   $   729,916,259
 Unrealized appreciation on investments and translation of assets and liabilities in             225,707,710
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                  29,598,595
  transactions
 Accumulated undistributed net investment income .........................................         3,057,587
                                                                                             ---------------
     Net assets ..........................................................................   $   988,280,151
                                                                                             ===============
 Shares of beneficial interest outstanding ...............................................        42,925,526
                                                                                             ===============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) .............................................            $23.02
                                                                                                      ======
                                                                                                  Total
                                                                                                  Return           Utilities
Assets:                                                                                           Series             Series
 Investments --                                                                              ---------------     -------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,755,187,029     $ 213,756,692
  Unrealized appreciation ................................................................       170,597,284        13,118,522
                                                                                             ---------------     -------------
    Total investments, at value ..........................................................   $ 1,925,784,313     $ 226,875,214
 Cash ....................................................................................           257,963            42,467
 Foreign currency, at value (identified cost, $372,912)...................................          --                --
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements                                                                                --                   5,086
 Receivable for investments sold .........................................................        30,414,222         6,855,216
 Receivable for Series shares sold .......................................................         1,494,435           179,724
 Interest and dividends receivable .......................................................        11,737,578           976,837
 Other assets ............................................................................            11,136               806
                                                                                             ---------------     -------------
    Total assets .........................................................................   $ 1,969,699,647     $ 234,935,350
                                                                                             ===============     =============
Liabilities:
 Payable to custodian ....................................................................   $      --           $   1,653,534
 Payable for investments purchased .......................................................        26,042,110         6,923,382
 Payable for Series shares reacquired ....................................................         1,349,423               248
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements                                                                                           1,156          --
 Payable to affiliate for investment advisory fee ........................................            34,505             4,599
 Accrued expenses and other liabilities ..................................................           161,780            61,715
                                                                                             ---------------     -------------
    Total liabilities ....................................................................   $    27,588,974     $   8,643,478
                                                                                             ---------------     -------------
     Net assets ..........................................................................   $ 1,942,110,673     $ 226,291,872
                                                                                             ===============     =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,484,245,744     $ 183,176,490
 Unrealized appreciation on investments and translation of assets and liabilities in             170,596,798        13,123,790
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                 222,675,048        25,541,584
  transactions
 Accumulated undistributed net investment income .........................................        64,593,083         4,450,008
                                                                                             ---------------     -------------
     Net assets ..........................................................................   $ 1,942,110,673     $ 226,291,872
                                                                                             ===============     =============
 Shares of beneficial interest outstanding ...............................................        91,335,344        13,246,800
                                                                                             ===============     =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
  shares of beneficial interest outstanding) ...........................................         $21.26              $17.08
                                                                                                 ======              ======




                                                                                                 World
                                                                                                 Growth
Assets:                                                                                          Series
 Investments --                                                                              -------------
  Unaffiliated issuers, at cost ..........................................................   $ 221,574,626
  Unrealized appreciation ................................................................      54,856,991
                                                                                             -------------
    Total investments, at value ..........................................................   $ 276,431,617
 Cash ....................................................................................         123,967
 Foreign currency, at value (identified cost, $372,912)...................................         375,772
 Net receivable for foreign currency exchange contracts closed or subject to master
  netting agreements                                                                                --
 Receivable for investments sold .........................................................         525,326
 Receivable for Series shares sold .......................................................         142,781
 Interest and dividends receivable .......................................................         241,430
 Other assets ............................................................................           1,657
                                                                                             -------------
    Total assets .........................................................................   $ 277,842,550
                                                                                             =============
Liabilities:
 Payable to custodian ....................................................................   $     --
 Payable for investments purchased .......................................................         225,214
 Payable for Series shares reacquired ....................................................          19,324
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements                                                                                       --
 Payable to affiliate for investment advisory fee ........................................           6,796
 Accrued expenses and other liabilities ..................................................          72,239
                                                                                             -------------
    Total liabilities ....................................................................   $     323,573
                                                                                             -------------
     Net assets ..........................................................................   $ 277,518,977
                                                                                             =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 212,490,696
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                            54,860,976
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                                   9,562,486
 Accumulated undistributed net investment income .........................................         604,819
                                                                                             -------------
     Net assets ..........................................................................   $ 277,518,977
                                                                                             =============
 Shares of beneficial interest outstanding ...............................................      17,726,803
                                                                                             =============
 Net asset value, offering price and redemption price per share (net assets [divided by]
 shares of beneficial interest outstanding) ..............................................       $15.66
                                                                                                 ======

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1998


                                                                                             Capital
                                                                                          Appreciation
Net investment income (loss):                                                                Series
 Income --                                                                                ------------
  Dividends ..........................................................................    $ 5,729,922
  Interest ...........................................................................      2,329,917
  Foreign taxes withheld .............................................................        (34,312)
                                                                                          ------------
   Total investment income ...........................................................    $ 8,025,527
                                                                                          ------------
 Expenses --
  Investment advisory fees ...........................................................    $10,821,120
  Trustees' fees .....................................................................          6,300
  Administrative fees ................................................................        174,654
  Custodian fees .....................................................................        327,919
  Auditing fees ......................................................................         40,693
  Legal fees .........................................................................            976
  Printing expenses ..................................................................         45,590
  Miscellaneous ......................................................................         70,489
                                                                                          ------------
   Total expenses ....................................................................    $11,487,741
  Fees paid indirectly ...............................................................        (27,289)
                                                                                          ------------
   Net expenses ......................................................................    $11,460,452
                                                                                          ------------
    Net investment income (loss) .....................................................    $(3,434,925)
                                                                                          ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................    $213,981,367
  Foreign currency transactions ......................................................         (5,544)
  Written options transactions .......................................................         --
                                                                                          ------------
   Net realized gain on investments and foreign currency transactions ................    $213,975,823
                                                                                          ------------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................    $176,762,868
  Translation of assets and liabilities in foreign currencies ........................               (3)
  Written options ....................................................................         --
                                                                                          -------------
   Net unrealized gain on investments and foreign currency translation ...............    $176,762,865
                                                                                          -------------
    Net realized and unrealized gain on investments and foreign currency .............    $390,738,688
                                                                                          -------------
     Increase in net assets from operations ..........................................    $387,303,763
                                                                                          =============



                                                                                         Conservative       Emerging
                                                                                            Growth           Growth
Net investment income (loss):                                                               Series           Series
 Income --                                                                               ------------     ------------
  Dividends ..........................................................................   $ 20,830,391     $  1,717,004
  Interest ...........................................................................      2,645,900        1,216,227
  Foreign taxes withheld .............................................................       (183,909)         (12,094)
                                                                                         ------------     ------------
   Total investment income ...........................................................   $ 23,292,382     $  2,921,137
                                                                                         ------------     ------------
 Expenses --
  Investment advisory fees ...........................................................   $  8,273,315     $  4,127,054
  Trustees' fees .....................................................................          6,300            6,300
  Administrative fees ................................................................        173,048           70,356
  Custodian fees .....................................................................        360,423          186,214
  Auditing fees ......................................................................         39,543           56,993
  Legal fees .........................................................................            729            1,304
  Printing expenses ..................................................................         20,792           26,973
  Miscellaneous ......................................................................         24,657            7,841
                                                                                         ------------     ------------
   Total expenses ....................................................................   $  8,898,807     $  4,483,035
  Fees paid indirectly ...............................................................        (23,963)         (23,548)
                                                                                         ------------     ------------
   Net expenses ......................................................................   $  8,874,844     $  4,459,487
                                                                                         ------------     ------------
    Net investment income (loss) .....................................................   $ 14,417,538     $ (1,538,350)
                                                                                         ------------     ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $141,485,298     $ 12,434,659
  Foreign currency transactions ......................................................        (14,425)         (26,718)
  Written options transactions .......................................................        --               --
                                                                                         ------------     ------------
   Net realized gain on investments and foreign currency transactions ................   $141,470,873     $ 12,407,941
                                                                                         ------------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $162,215,224     $163,219,114
  Translation of assets and liabilities in foreign currencies ........................          6,230               17
  Written options ....................................................................        --               --
                                                                                         ------------     ------------
   Net unrealized gain on investments and foreign currency translation ...............   $162,221,454     $163,219,131
                                                                                         ------------     ------------
    Net realized and unrealized gain on investments and foreign currency .............   $303,692,327     $175,627,072
                                                                                         ------------     ------------
     Increase in net assets from operations ..........................................   $318,109,865     $174,088,722
                                                                                         ============     ============



                                                                                           Managed
                                                                                           Sectors
Net investment income (loss):                                                               Series
 Income --                                                                               -----------
  Dividends ..........................................................................   $ 1,436,913
  Interest ...........................................................................       680,030
  Foreign taxes withheld .............................................................        --
                                                                                         -----------
   Total investment income ...........................................................   $ 2,116,943
                                                                                         -----------
 Expenses --
  Investment advisory fees ...........................................................   $ 2,604,753
  Trustees' fees .....................................................................         6,300
  Administrative fees ................................................................        44,335
  Custodian fees .....................................................................       105,080
  Auditing fees ......................................................................        43,072
  Legal fees .........................................................................           484
  Printing expenses ..................................................................        15,609
  Miscellaneous ......................................................................         2,904
                                                                                         -----------
   Total expenses ....................................................................   $ 2,822,537
  Fees paid indirectly ...............................................................       (16,170)
                                                                                         -----------
   Net expenses ......................................................................   $ 2,806,367
                                                                                         -----------
    Net investment income (loss) .....................................................   $  (689,424)
                                                                                         -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ 1,363,346
  Foreign currency transactions ......................................................          (386)
  Written options transactions .......................................................       741,148
                                                                                         -----------
   Net realized gain on investments and foreign currency transactions ................   $ 2,104,108
                                                                                         -----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $36,398,332
  Translation of assets and liabilities in foreign currencies ........................        --
  Written options ....................................................................     2,643,732
                                                                                         -----------
   Net unrealized gain on investments and foreign currency translation ...............   $39,042,064
                                                                                         -----------
    Net realized and unrealized gain on investments and foreign currency .............   $41,146,172
                                                                                         -----------
     Increase in net assets from operations ..........................................   $40,456,748
                                                                                         ===========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1998 -- continued


                                                                                           Research
Net investment income:                                                                      Series
 Income --                                                                              -------------
  Dividends ..........................................................................  $  8,171,113
  Interest ...........................................................................     1,389,435
  Foreign taxes withheld .............................................................      (144,782)
                                                                                        ------------
   Total investment income ...........................................................  $  9,415,766
                                                                                        ------------
 Expenses --
  Investment advisory fees ...........................................................  $  5,864,116
  Trustees' fees .....................................................................         6,300
  Administrative fees ................................................................       102,617
  Custodian fees .....................................................................       253,008
  Auditing fees ......................................................................        55,593
  Legal fees .........................................................................         1,145
  Printing expenses ..................................................................        35,448
  Miscellaneous ......................................................................        13,591
                                                                                        ------------
   Total expenses ....................................................................  $  6,331,818
  Fees paid indirectly ...............................................................       (13,876)
                                                                                        ------------
   Net expenses ......................................................................  $  6,317,942
                                                                                        ------------
    Net investment income ............................................................  $  3,097,824
                                                                                        ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $ 31,309,198
  Foreign currency transactions ......................................................       (39,751)
                                                                                        ------------
   Net realized gain on investments and foreign currency transactions ................  $ 31,269,447
                                                                                        ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................  $138,876,470
  Translation of assets and liabilities in foreign currencies ........................        13,024
                                                                                        ------------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $138,889,494
                                                                                        ------------
    Net realized and unrealized gain on investments and foreign currency .............  $170,158,941
                                                                                        ------------
     Increase in net assets from operations ..........................................  $173,256,765
                                                                                        ============



                                                                                             Total
                                                                                            Return         Utilities
Net investment income:                                                                      Series           Series
 Income --                                                                              -------------    ------------
  Dividends ..........................................................................  $  23,366,801    $  4,386,013
  Interest ...........................................................................     53,681,977       1,751,541
  Foreign taxes withheld .............................................................       (202,470)       (132,710)
                                                                                        -------------    ------------
   Total investment income ...........................................................  $  76,846,308    $  6,004,844
                                                                                        -------------    ------------
 Expenses --
  Investment advisory fees ...........................................................  $  12,047,998    $  1,273,825
  Trustees' fees .....................................................................          6,300           6,300
  Administrative fees ................................................................        212,371          20,222
  Custodian fees .....................................................................        404,203          75,998
  Auditing fees ......................................................................         44,893          35,036
  Legal fees .........................................................................            922           1,067
  Printing expenses ..................................................................         48,070           7,432
  Miscellaneous ......................................................................        120,584          46,716
                                                                                        -------------    ------------
   Total expenses ....................................................................  $  12,885,341    $  1,466,596
  Fees paid indirectly ...............................................................        (69,004)        (13,820)
                                                                                        -------------    ------------
   Net expenses ......................................................................  $  12,816,337    $  1,452,776
                                                                                        -------------    ------------
    Net investment income ............................................................  $  64,029,971    $  4,552,068
                                                                                        -------------    ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $ 223,532,925    $ 25,577,388
  Foreign currency transactions ......................................................       (133,282)       (102,165)
                                                                                        -------------    ------------
   Net realized gain on investments and foreign currency transactions ................  $ 223,399,643    $ 25,475,223
                                                                                        -------------    ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................  $ (85,131,339)   $ (1,843,017)
  Translation of assets and liabilities in foreign currencies ........................          1,752           6,485
                                                                                        -------------    ------------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $ (85,129,587)   $ (1,836,532)
                                                                                        -------------    ------------
    Net realized and unrealized gain on investments and foreign currency .............  $ 138,270,056    $ 23,638,691
                                                                                        -------------    ------------
     Increase in net assets from operations ..........................................  $ 202,300,027    $ 28,190,759
                                                                                        =============    ============



                                                                                            World
                                                                                            Growth
Net investment income:                                                                      Series
 Income --                                                                               -----------
  Dividends ..........................................................................   $ 3,159,696
  Interest ...........................................................................       622,726
  Foreign taxes withheld .............................................................      (253,870)
                                                                                         -----------
   Total investment income ...........................................................   $ 3,528,552
                                                                                         -----------
 Expenses --
  Investment advisory fees ...........................................................   $ 2,410,105
  Trustees' fees .....................................................................         6,300
  Administrative fees ................................................................        33,728
  Custodian fees .....................................................................       175,498
  Auditing fees ......................................................................        71,693
  Legal fees .........................................................................         1,990
  Printing expenses ..................................................................        16,803
  Miscellaneous ......................................................................           377
                                                                                         -----------
   Total expenses ....................................................................   $ 2,716,494
  Fees paid indirectly ...............................................................       (19,517)
                                                                                         -----------
   Net expenses ......................................................................   $ 2,696,977
                                                                                         -----------
    Net investment income ............................................................   $   831,575
                                                                                         -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $10,745,457
  Foreign currency transactions ......................................................      (206,993)
                                                                                         -----------
   Net realized gain on investments and foreign currency transactions ................   $10,538,464
                                                                                         -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $22,761,035
  Translation of assets and liabilities in foreign currencies ........................         8,899
                                                                                         -----------
   Net unrealized gain (loss) on investments and foreign currency translation ........   $22,769,934
                                                                                         -----------
    Net realized and unrealized gain on investments and foreign currency .............   $33,308,398
                                                                                         -----------
     Increase in net assets from operations ..........................................   $34,139,973
                                                                                         ===========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1998


                                                                                                 Capital
                                                                                              Appreciation
Increase (decrease) in net assets:                                                               Series
From operations --                                                                          --------------
 Net investment income (loss) ............................................................  $   (3,434,925)
 Net realized gain on investments and foreign currency transactions ......................     213,975,823
 Net unrealized gain on investments and foreign currency translation .....................     176,762,865
                                                                                            --------------
  Increase in net assets from operations .................................................  $  387,303,763
                                                                                            --------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $     --
 From net realized gain on investments and foreign currency transactions .................    (169,375,578)
 In excess of net realized gain on investments and foreign currency transactions .........        --
                                                                                            --------------
  Total distributions declared to shareholders ...........................................  $ (169,375,578)
                                                                                            --------------
Net increase in net assets from Series share transactions ................................  $  180,986,295
                                                                                            --------------
   Total increase in net assets ..........................................................  $  398,914,480
Net assets:
 At beginning of year ....................................................................   1,326,240,487
                                                                                            --------------
 At end of year ..........................................................................  $1,725,154,967
                                                                                            ==============
Accumulated undistributed net investment income included in net assets at end of year ....  $     --
                                                                                            ==============



                                                                                             Conservative       Emerging
                                                                                                Growth           Growth
Increase (decrease) in net assets:                                                              Series           Series
From operations --                                                                          --------------   -------------
 Net investment income (loss) ............................................................  $   14,417,538   $ (1,538,350)
 Net realized gain on investments and foreign currency transactions ......................     141,470,873     12,407,941
 Net unrealized gain on investments and foreign currency translation .....................     162,221,454    163,219,131
                                                                                            --------------   ------------
  Increase in net assets from operations .................................................  $  318,109,865   $174,088,722
                                                                                            --------------   ------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (10,399,191)  $    --
 From net realized gain on investments and foreign currency transactions .................     (91,293,748)   (19,671,422)
 In excess of net realized gain on investments and foreign currency transactions .........        --              --
                                                                                            --------------   ------------
  Total distributions declared to shareholders ...........................................  $ (101,692,939)  $(19,671,422)
                                                                                            --------------   ------------
Net increase in net assets from Series share transactions ................................  $  478,176,003   $124,482,468
                                                                                            --------------   ------------
   Total increase in net assets ..........................................................  $  694,592,929   $278,899,768
Net assets:
 At beginning of year ....................................................................   1,158,135,172    457,351,418
                                                                                            --------------   ------------
 At end of year ..........................................................................  $1,852,728,101   $736,251,186
                                                                                            ==============   ============
Accumulated undistributed net investment income included in net assets at end of year ....  $   14,401,952   $    --
                                                                                            ==============   ============



                                                                                              Managed
                                                                                              Sectors
Increase (decrease) in net assets:                                                            Series
From operations --                                                                         ------------
 Net investment income (loss) ............................................................ $   (689,424)
 Net realized gain on investments and foreign currency transactions ......................    2,104,108
 Net unrealized gain on investments and foreign currency translation .....................   39,042,064
                                                                                           ------------
  Increase in net assets from operations ................................................. $ 40,456,748
                                                                                           ------------
Distributions declared to shareholders --
 From net investment income .............................................................. $    --
 From net realized gain on investments and foreign currency transactions .................  (53,763,881)
 In excess of net realized gain on investments and foreign currency transactions .........      (27,666)
                                                                                           ------------
  Total distributions declared to shareholders ........................................... $(53,791,547)
                                                                                           ------------
Net increase in net assets from Series share transactions ................................ $ 37,498,438
                                                                                           ------------
   Total increase in net assets .......................................................... $ 24,163,639
Net assets:
 At beginning of year ....................................................................  340,627,437
                                                                                           ------------
 At end of year .......................................................................... $364,791,076
                                                                                           ============
Accumulated undistributed net investment income included in net assets at end of year .... $    --
                                                                                           ============



                                                                                                Research
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           -------------
 Net investment income ...................................................................   $   3,097,824
 Net realized gain on investments and foreign currency transactions ......................      31,269,447
 Net unrealized gain (loss) on investments and foreign currency translation ..............     138,889,494
                                                                                             -------------
  Increase in net assets from operations .................................................   $ 173,256,765
                                                                                             -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (1,809,857)
 From net realized gain on investments and foreign currency transactions .................     (33,497,705)
                                                                                             -------------
  Total distributions declared to shareholders ...........................................   $ (35,307,562)
                                                                                             -------------
Net increase in net assets from Series share transactions ................................   $ 180,028,715
                                                                                             -------------
   Total increase in net assets ..........................................................   $ 317,977,918
Net assets:
 At beginning of year ....................................................................     670,302,233
                                                                                             -------------
 At end of year ..........................................................................   $ 988,280,151
                                                                                             =============
Accumulated undistributed net investment income included in net assets at end of year ....   $   3,057,587
                                                                                             =============



                                                                                                  Total
                                                                                                 Return           Utilities
Increase (decrease) in net assets:                                                               Series             Series
From operations --                                                                           --------------     -------------
 Net investment income ...................................................................   $   64,029,971     $   4,552,068
 Net realized gain on investments and foreign currency transactions ......................      223,399,643        25,475,223
 Net unrealized gain (loss) on investments and foreign currency translation ..............      (85,129,587)       (1,836,532)
                                                                                             --------------     -------------
  Increase in net assets from operations .................................................   $  202,300,027     $  28,190,759
                                                                                             --------------     -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (56,012,276)    $  (2,736,379)
 From net realized gain on investments and foreign currency transactions .................     (144,585,110)      (15,722,165)
                                                                                             --------------     -------------
  Total distributions declared to shareholders ...........................................   $ (200,597,386)    $ (18,458,544)
                                                                                             --------------     -------------
Net increase in net assets from Series share transactions ................................   $  244,299,890     $  93,551,190
                                                                                             --------------     -------------
   Total increase in net assets ..........................................................   $  246,002,531     $ 103,283,405
Net assets:
 At beginning of year ....................................................................    1,696,108,142       123,008,467
                                                                                             --------------     -------------
 At end of year ..........................................................................   $1,942,110,673     $ 226,291,872
                                                                                             ==============     =============
Accumulated undistributed net investment income included in net assets at end of year ....   $   64,593,083     $   4,450,008
                                                                                             ==============     =============



                                                                                                 World
                                                                                                 Growth
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           -------------
 Net investment income ...................................................................   $     831,575
 Net realized gain on investments and foreign currency transactions ......................      10,538,464
 Net unrealized gain (loss) on investments and foreign currency translation ..............      22,769,934
                                                                                             -------------
  Increase in net assets from operations .................................................   $  34,139,973
                                                                                             -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $    (973,450)
 From net realized gain on investments and foreign currency transactions .................     (19,232,791)
                                                                                             -------------
  Total distributions declared to shareholders ...........................................   $ (20,206,241)
                                                                                             -------------
Net increase in net assets from Series share transactions ................................   $  11,183,242
                                                                                             -------------
   Total increase in net assets ..........................................................   $  25,116,974
Net assets:
 At beginning of year ....................................................................     252,402,003
                                                                                             -------------
 At end of year ..........................................................................   $ 277,518,977
                                                                                             =============
Accumulated undistributed net investment income included in net assets at end of year ....   $     604,819
                                                                                             =============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997


                                                                                                 Capital
                                                                                              Appreciation
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           --------------
 Net investment income (loss) ............................................................   $   (1,276,188)
 Net realized gain on investments and foreign currency transactions ......................      150,372,261
 Net unrealized gain on investments and foreign currency translation .....................       96,165,766
                                                                                             --------------
  Increase in net assets from operations .................................................   $  245,261,839
                                                                                             --------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $     --
 From net realized gain on investments and foreign currency transactions .................     (104,376,322)
 In excess of net investment income ......................................................         --
                                                                                             --------------
  Total distributions declared to shareholders ...........................................   $ (104,376,322)
                                                                                             ---------------
Net increase in net assets from Series share transactions ................................   $  123,723,539
                                                                                             --------------
   Total increase in net assets ..........................................................   $  264,609,056
Net assets:
 At beginning year .......................................................................    1,061,631,431
                                                                                             --------------
 At end of year ..........................................................................   $1,326,240,487
                                                                                             ==============
Accumulated undistributed net investment income included in net assets at end of year ....   $     --
                                                                                             ==============



                                                                                              Conservative        Emerging
                                                                                                 Growth            Growth
Increase (decrease) in net assets:                                                               Series            Series
From operations --                                                                           --------------     ------------
 Net investment income (loss) ............................................................   $   10,441,809     $ (1,164,413)
 Net realized gain on investments and foreign currency transactions ......................       87,763,278       18,073,943
 Net unrealized gain on investments and foreign currency translation .....................      127,467,772       48,269,898
                                                                                             --------------     ------------
  Increase in net assets from operations .................................................   $  225,672,859     $ 65,179,428
                                                                                             --------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $   (7,189,349)    $   (188,684)
 From net realized gain on investments and foreign currency transactions .................      (31,498,498)      (1,150,020)
 In excess of net investment income ......................................................         --                   (916)
                                                                                             --------------     ------------
  Total distributions declared to shareholders ...........................................   $  (38,687,847)    $ (1,339,620)
                                                                                             --------------     ------------
Net increase in net assets from Series share transactions ................................   $  400,142,125     $142,685,385
                                                                                             --------------     ------------
   Total increase in net assets ..........................................................   $  587,127,137     $206,525,193
Net assets:
 At beginning year .......................................................................      571,008,035      250,826,225
                                                                                             --------------     ------------
 At end of year ..........................................................................   $1,158,135,172     $457,351,418
                                                                                             ==============     ============
Accumulated undistributed net investment income included in net assets at end of year ....   $   10,398,030     $    --
                                                                                             ==============     ============



                                                                                                Managed
                                                                                                Sectors
Increase (decrease) in net assets:                                                              Series
From operations --                                                                          -------------
 Net investment income (loss) ............................................................  $    (648,724)
 Net realized gain on investments and foreign currency transactions ......................     51,889,931
 Net unrealized gain on investments and foreign currency translation .....................     14,553,559
                                                                                            -------------
  Increase in net assets from operations .................................................  $  65,794,766
                                                                                            -------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $    (196,596)
 From net realized gain on investments and foreign currency transactions .................    (31,648,262)
 In excess of net investment income ......................................................       --
                                                                                            -------------
  Total distributions declared to shareholders ...........................................  $ (31,844,858)
                                                                                            -------------
Net increase in net assets from Series share transactions ................................  $  40,309,615
                                                                                            -------------
   Total increase in net assets ..........................................................  $  74,259,523
Net assets:
 At beginning year .......................................................................    266,367,914
                                                                                            -------------
 At end of year ..........................................................................  $ 340,627,437
                                                                                            =============
Accumulated undistributed net investment income included in net assets at end of year ....  $    --
                                                                                            =============


                                                                                                Research
Increase (decrease) in net assets:                                                               Series
From operations --                                                                           -------------
 Net investment income ...................................................................   $   1,849,477
 Net realized gain on investments and foreign currency transactions ......................      31,875,765
 Net unrealized gain on investments and foreign currency translation .....................      54,470,900
                                                                                             -------------
  Increase in net assets from operations .................................................   $  88,196,142
                                                                                             -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $    (954,883)
 From net realized gain on investments and foreign currency transactions .................     (12,012,838)
                                                                                             -------------
  Total distributions declared to shareholders ...........................................   $ (12,967,721)
                                                                                             -------------
Net increase in net assets from Series share transactions ................................   $ 269,684,599
                                                                                             -------------
   Total increase in net assets ..........................................................   $ 344,913,020
Net assets:
 At beginning of year ....................................................................     325,389,213
                                                                                             -------------
 At end of year ..........................................................................   $ 670,302,233
                                                                                             =============
Accumulated undistributed net investment income included in net assets at end of year ....   $   1,809,371
                                                                                             =============



                                                                                                 Total
                                                                                                 Return          Utilities
Increase (decrease) in net assets:                                                               Series           Series
From operations --                                                                          --------------     ------------
 Net investment income ...................................................................  $   56,405,941     $  2,826,189
 Net realized gain on investments and foreign currency transactions ......................     143,862,974       15,682,458
 Net unrealized gain on investments and foreign currency translation .....................      97,588,192        8,439,251
                                                                                            --------------     ------------
  Increase in net assets from operations .................................................  $  297,857,107     $ 26,947,898
                                                                                            --------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................................  $  (49,958,857)    $ (2,296,378)
 From net realized gain on investments and foreign currency transactions .................     (96,304,382)      (7,017,680)
                                                                                            --------------     ------------
  Total distributions declared to shareholders ...........................................  $ (146,263,239)    $ (9,314,058)
                                                                                            --------------     ------------
Net increase in net assets from Series share transactions ................................  $  209,492,111     $ 34,694,449
                                                                                            --------------     ------------
   Total increase in net assets ..........................................................  $  361,085,979     $ 52,328,289
Net assets:
 At beginning of year ....................................................................   1,335,022,163       70,680,178
                                                                                            --------------     ------------
 At end of year ..........................................................................  $1,696,108,142     $123,008,467
                                                                                            ==============     ============
Accumulated undistributed net investment income included in net assets at end of year ....  $   56,291,661     $  2,848,753
                                                                                            ==============     ============



                                                                                                 World
                                                                                                Growth
Increase (decrease) in net assets:                                                              Series
From operations --                                                                           ------------
 Net investment income ...................................................................   $    742,576
 Net realized gain on investments and foreign currency transactions ......................     19,190,288
 Net unrealized gain on investments and foreign currency translation .....................     11,906,216
                                                                                             ------------
  Increase in net assets from operations .................................................   $ 31,839,080
                                                                                             ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (1,004,799)
 From net realized gain on investments and foreign currency transactions .................     (4,111,083)
                                                                                             ------------
  Total distributions declared to shareholders ...........................................   $ (5,115,882)
                                                                                             ------------
Net increase in net assets from Series share transactions ................................   $ 22,573,299
                                                                                             ------------
   Total increase in net assets ..........................................................   $ 49,296,497
Net assets:
 At beginning of year ....................................................................    203,105,506
                                                                                             ------------
 At end of year ..........................................................................   $252,402,003
                                                                                             ============
Accumulated undistributed net investment income included in net assets at end of year ....   $    515,458
                                                                                             ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                 Capital Appreciation Series
                                                                                 ---------------------------
                                                                                    Year Ended December 31,
                                                                                 ---------------------------
                                                                                    1998             1997
Per share data (for a share outstanding throughout each year):                   ---------- ----------------
Net asset value -- beginning of year ........................................   $  40.1392       $  35.8316
                                                                                 ---------        ---------
Income (loss) from investment operations# --
 Net investment income (loss) ...............................................   $  (0.0962)      $  (0.0405)
 Net realized and unrealized gain (loss) on investments and foreign currency      11.0414           7.8691
                                                                                 ---------        ---------
   Total from investment operations .........................................   $  10.9452       $   7.8286
                                                                                 ---------        ---------
Less distributions declared to shareholders --
 From net investment income .................................................   $    --          $    --
 From net realized gain on investments and foreign currency transactions ....    ( 5.1496)        ( 3.5210)
                                                                                 ---------        ---------
   Total distributions declared to shareholders .............................   $  (5.1496)      $  (3.5210)
                                                                                 ---------        ---------
Net asset value -- end of year ..............................................   $  45.9348       $  40.1392
                                                                                 =========        =========
Total return@ ...............................................................       28.70%           23.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................        0.77%            0.78%
 Net investment income (loss) ...............................................      (0.23)%          (0.10)%
Portfolio turnover ..........................................................          79%              68%
Net assets at end of year (000 omitted) .....................................   $1,725,155       $1,326,240



                                                                                      Capital Appreciation Series
                                                                                ---------------------------------------
                                                                                        Year Ended December 31,
                                                                                ---------------------------------------
                                                                                   1996            1995          1994
Per share data (for a share outstanding throughout each year):                  ----------       --------      --------
Net asset value -- beginning of year ........................................   $  31.9878       $24.4076      $28.1892
                                                                                ----------       --------      --------
Income (loss) from investment operations# --
 Net investment income (loss) ...............................................   $  (0.0200)      $ 0.0933      $ 0.0523
 Net realized and unrealized gain (loss) on investments and foreign currency        6.7422         8.1619       (1.1104)
                                                                                ----------       --------      --------
   Total from investment operations .........................................   $   6.7222       $ 8.2552      $(1.0581)
                                                                                ----------       --------      --------
Less distributions declared to shareholders --
 From net investment income .................................................   $  (0.0322)      $(0.0568)     $(0.1306)
 From net realized gain on investments and foreign currency transactions ....    (  2.8462)        0.6182)     ( 2.5929)
                                                                                ----------       --------      --------
   Total distributions declared to shareholders .............................   $  (2.8784)      $(0.6750)     $(2.7235)
                                                                                ----------       --------      --------
Net asset value -- end of year ..............................................   $  35.8316       $31.9878      $24.4076
                                                                                ==========       ========      ========
Total return@ ...............................................................       21.48%         34.46%       (3.60)%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................        0.80%          0.83%         0.83%
 Net investment income (loss) ...............................................      (0.05)%          0.32%         0.24%
Portfolio turnover ..........................................................          67%            89%           52%
Net assets at end of year (000 omitted) .....................................   $1,061,631       $797,102      $476,508


                                                                        Conservative Growth Series
                                                          -----------------------------------------------------
                                                                          Year Ended December 31,
                                                          -----------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
                                                             1998            1997           1996         1995
                                                          ----------      ----------      --------     --------
Net asset value -- beginning of year .................    $  33.1489      $  26.4978      $22.0182     $16.4563
                                                          ----------      ----------      --------     --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ...................    $   0.3382      $   0.3714      $ 0.4100     $ 0.4318
 Net realized and unrealized gain (loss) on
  investments and foreign currency ...................        7.3482          7.8153        5.0415       5.6172
                                                          ----------      ----------      --------     --------
   Total from investment operations ..................    $   7.6864      $   8.1867      $ 5.4515     $ 6.0490
                                                          ----------      ----------      --------     --------
Less distributions declared to shareholders --
 From net investment income ..........................    $  (0.2646)     $  (0.2854)     $(0.2936)    $(0.3037)
 From net realized gain on investments and foreign
  currency transactions ..............................     (  2.3231)       ( 1.2502)       0.6783)      0.1834)
                                                          ----------      ----------      --------     --------
   Total distributions declared to shareholders ......    $  (2.5877)     $  (1.5356)     $(0.9719)    $(0.4871)
                                                          ----------      ----------      --------     --------
Net asset value -- end of year .......................    $  38.2476      $  33.1489      $26.4978     $22.0182
                                                          ==========      ==========      ========     ========
Total return@ ........................................        23.85%          31.94%        25.41%       37.41%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ..........................................         0.59%           0.61%         0.61%        0.64%
 Net investment income (loss) ........................         0.96%           1.23%         1.71%        2.25%
Portfolio turnover ...................................           61%             52%           51%          60%
Net assets at end of year (000 omitted) ..............    $1,852,728      $1,158,135      $571,008     $302,024



                                                        Conservative
                                                        Growth Series
                                                        -------------
                                                         Year Ended
                                                        December 31,
                                                        -------------
Per share data (for a share outstanding
  throughout each year):
                                                            1994
                                                          --------
Net asset value -- beginning of year .................    $16.9289
                                                          --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ...................    $ 0.2942
 Net realized and unrealized gain (loss) on
  investments and foreign currency ...................     (0.4790)
                                                          --------
   Total from investment operations ..................    $(0.1848)
                                                          --------
Less distributions declared to shareholders --
 From net investment income ..........................    $(0.1996)
 From net realized gain on investments and foreign
  currency transactions ..............................    ( 0.0882)
                                                          --------
   Total distributions declared to shareholders ......    $(0.2878)
                                                          --------
Net asset value -- end of year .......................    $16.4563
                                                          ========
Total return@ ........................................     (1.10)%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ..........................................       0.64%
 Net investment income (loss) ........................       2.42%
Portfolio turnover ...................................        146%
Net assets at end of year (000 omitted) ..............    $150,318



                                                                             Emerging Growth Series
                                                          -------------------------------------------------------
                                                                  Year Ended December 31,
                                                          --------------------------------------     Period Ended
Per share data (for a share outstanding                                                               December 31,
throughout each year):                                      1998           1997           1996          1995*
                                                          --------       --------       --------       --------
Net asset value -- beginning of year .................    $18.0032       $14.8305       $12.6867       $10.0000
                                                          --------       --------       --------       --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ...................    $(0.0530)      $(0.0551)      $ 0.0175       $ 0.0788
 Net realized and unrealized gain (loss) on
  investments and foreign currency ...................      6.0356         3.2968         2.1506         2.6079
                                                          --------       --------       --------       --------
   Total from investment operations ..................    $ 5.9825       $ 3.2417       $ 2.1681       $ 2.6867
                                                          --------       --------       --------       --------
Less distributions declared to shareholders --
 From net investment income ..........................    $     --       $(0.0098)      $(0.0243)      $     --
 From net realized gain on investments and foreign
  currency transactions ..............................     (0.7101)       (0.0592)            --             --
                                                          --------       --------       --------       --------
   Total distributions declared to shareholders ......    $(0.7100)      $(0.0690)      $(0.0243)      $     --
                                                          --------       --------       --------       --------
Net asset value -- end of year .......................    $23.2757       $18.0032       $14.8305       $12.6867
                                                          ========       ========       ========       ========
Total return@ ........................................      33.88%         21.93%         17.15%         26.80%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ..........................................       0.78%          0.81%          0.70%          0.24%+
 Net investment income (loss) ........................     (0.27)%        (0.33)%          0.12%          1.13%+
Portfolio turnover ...................................         80%           109%            88%            28%
Net assets at end of year (000 omitted) ..............    $736,251       $457,351       $250,826       $ 67,255

    *For the period from the commencement of the Series' investment operations,
     May 1, 1995, through December 31, 1995.
    +Annualized.
   ++Not annualized.
    #Per share data are based on average shares outstanding.
   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
    @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If this fee had been incurred by the Series, the net investment income (loss) per share and the ratios would have been:



                                              Emerging Growth Series
                                           ------------------------------
                                            Year Ended      Period Ended
                                           December 31,     December 31,
                                               1996            1995*
                                           ------------     ------------
Net investment income (loss) ..........     $(0.0406)         $0.0265
Ratios (to average net assets):
 Expenses## ...........................        0.84%            1.00%+
 Net investment income (loss) .........      (0.02)%            0.38%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                     Managed Sectors Series
                                                                                    ------------------------
                                                                                     Year Ended December 31,
                                                                                    ------------------------
                                                                                      1998            1997
Per share data (for a share outstanding throughout each year):                      --------        --------
Net asset value -- beginning of year ...........................................    $29.1601        $26.2503
                                                                                    --------        --------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................    $(0.0544)       $(0.0597)
 Net realized and unrealized gain (loss) on investments and foreign currency ...      3.7082          6.2302
                                                                                    --------        --------
   Total from investment operations ............................................    $ 3.6538        $ 6.1705
                                                                                    --------        --------
Less distributions declared to shareholders --
 From net investment income ....................................................    $    --         $(0.0201)
 From net realized gain on investments and foreign currency transactions .......    (4.5668)         (3.2406)
 In excess of net realized gain on investments and foreign currency transactions    (0.0023)              --
                                                                                    --------        --------
   Total distributions declared to shareholders ................................    $(4.5691)       $(3.2607)
                                                                                    --------        --------
Net asset value -- end of year .................................................    $28.2448        $29.1601
                                                                                    ========        ========
Total return@ ..................................................................      12.25%          25.63%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................       0.80%           0.82%
 Net investment income (loss) ..................................................     (0.20)%         (0.21)%
Portfolio turnover .............................................................        161%            103%
Net assets at end of year (000 omitted) ........................................    $364,791        $340,627



                                                                                         Managed Sectors Series
                                                                                   ----------------------------------
                                                                                         Year Ended December 31,
                                                                                   ----------------------------------
                                                                                     1996         1995         1994
Per share data (for a share outstanding throughout each year):                     --------     --------     --------
Net asset value -- beginning of year ...........................................   $25.4468     $19.8823     $23.2419
                                                                                   --------     --------     --------
Income (loss) from investment operations# --
 Net investment income (loss) ..................................................   $ 0.0200     $ 0.0979     $ 0.0982
 Net realized and unrealized gain (loss) on investments and foreign currency ...     4.2817       6.1880      (0.6610)
                                                                                   --------     --------     --------
   Total from investment operations ............................................   $ 4.3017     $ 6.2859     $(0.5628)
                                                                                   --------     --------     --------
Less distributions declared to shareholders --
 From net investment income ....................................................   $(0.0758)    $(0.0542)    $(0.0239)
 From net realized gain on investments and foreign currency transactions .......    (3.4224)     (0.6672)     (2.7729)
 In excess of net realized gain on investments and foreign currency transactions         --           --          --
                                                                                   --------     --------     --------
   Total distributions declared to shareholders ................................   $(3.4982)    $(0.7214)    $(2.7968)
                                                                                   --------     --------     --------
Net asset value -- end of year .................................................   $26.2503     $25.4468     $19.8823
                                                                                   ========     ========     ========
Total return@ ..................................................................     17.58%       32.29%      (1.94)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................      0.82%        0.84%        0.87%
 Net investment income (loss) ..................................................      0.09%        0.42%        0.53%
Portfolio turnover .............................................................       121%         113%         103%
Net assets at end of year (000 omitted) ........................................   $266,368     $194,351     $118,987


                                                                                    Research Series
                                                                                ---------------------
                                                                                Year Ended December 31,
                                                                                ---------------------
                                                                                  1998         1997
Per share data (for a share outstanding throughout each year):                  --------     --------
Net asset value -- beginning of year ........................................   $19.4313     $16.5735
                                                                                --------     --------
Income (loss) from investment operations# --
 Net investment income[sec] .................................................   $ 0.0780     $ 0.0678
 Net realized and unrealized gain (loss) on investments and foreign currency      4.4449       3.3159
                                                                                --------     --------
   Total from investment operations .........................................   $ 4.5229     $ 3.3837
                                                                                --------     --------
Less distributions declared to shareholders --
 From net investment income .................................................   $(0.0477)    $(0.0387)
 From net realized gain on investments and foreign currency transactions ....    (0.8834)     (0.4872)
                                                                                --------     --------
   Total distributions declared to shareholders .............................   $(0.9311)    $(0.5259)
                                                                                --------     --------
Net asset value -- end of year ..............................................   $23.0231     $19.4313
                                                                                ========     ========
Total return@ ...............................................................     23.61%       20.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................      0.76%        0.79%
 Net investment income ......................................................      0.37%        0.37%
Portfolio turnover ..........................................................        81%          79%
Net assets at end of year (000 omitted) .....................................   $988,280     $670,302



                                                                                               Research Series
                                                                                -------------------------------------------------
                                                                                                          Period Ended
                                                                                                          December 31,
                                                                                  1996         1995           1994*
Per share data (for a share outstanding throughout each year):                  --------     --------       --------
Net asset value -- beginning of year ........................................   $13.5777     $ 9.8761       $10.0000
                                                                                --------     --------       --------
Income (loss) from investment operations# --
 Net investment income[sec] .................................................   $ 0.0797     $ 0.1401         0.0131
 Net realized and unrealized gain (loss) on investments and foreign currency      3.1330       3.5651        (0.1370)
                                                                                --------     --------       --------
   Total from investment operations .........................................   $ 3.2127     $ 3.7052        (0.1239)
                                                                                --------     --------       ---------
Less distributions declared to shareholders --
 From net investment income .................................................   $(0.0328)    $(0.0036)            --
 From net realized gain on investments and foreign currency transactions ....    (0.1841)          --             --
                                                                                --------     --------       --------
   Total distributions declared to shareholders .............................   $(0.2169)    $(0.0036)            --
                                                                                --------     --------       --------
Net asset value -- end of year ..............................................   $16.5735     $13.5777         9.8761
                                                                                ========     ========       ========
Total return@ ...............................................................     23.76%       37.50%        (1.20)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................      0.84%        0.58%          1.50%+
 Net investment income ......................................................      0.52%        1.16%          1.80%+
Portfolio turnover ..........................................................        70%          81%             3%
Net assets at end of year (000 omitted) .....................................   $325,389     $ 71,828       $  3,869

    *For the period from the commencement of the Series' investment operations,
     November 7, 1994, through December 31, 1994.
    +Annualized.
   ++Not annualized.
    #Per share data are based on average shares outstanding.
   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this expense offset arrangement.
    @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

[sec]For the period ended December 31, 1994, the investment adviser agreed to maintain the expenses of the Research Series, exclusive of investment advisory fees, at not more than 1.50% of average daily net assets. In addition, for both periods indicated below, the investment adviser voluntarily waived all or a portion of its advisory fee for the Research Series. To the extent actual expenses were over this limitation and/or the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:



                                                  Research Series
                                           ----------------------------
                                            Year Ended     Period Ended
                                           December 31,    December 31,
                                               1995           1994*
                                           ------------    ------------
Net investment income (loss) ..........      $0.0954        $(0.0145)
Ratios (to average net assets):
 Expenses## ...........................        0.95%            3.49%+
 Net investment income (loss) .........        0.79%          (0.19)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                    Total Return Series
                                                                                 --------------------------
                                                                                  Year Ended December 31,
                                                                                 --------------------------
                                                                                    1998            1997
Per share data (for a share outstanding throughout each year):                   ----------      ----------
Net asset value -- beginning of year ........................................    $  21.3173      $  19.4397
                                                                                 ----------      ----------
Income (loss) from investment operations# --
 Net investment income ......................................................    $   0.7305      $   0.7546
 Net realized and unrealized gain (loss) on investments and foreign currency         1.6718          3.2409
                                                                                 ----------      ----------
   Total from investment operations .........................................    $   2.4023      $   3.9955
                                                                                 ----------      ----------
Less distributions declared to shareholders --
 From net investment income .................................................    $  (0.6858)     $  (0.7234)
 From net realized gain on investments and foreign currency transactions ....      (1.7703)         (1.3945)
                                                                                 ----------      ----------
   Total distributions declared to shareholders .............................    $  (2.4561)     $  (2.1179)
                                                                                 ----------      ----------
Net asset value -- end of year ..............................................    $  21.2635      $  21.3173
                                                                                 ==========      ==========
Total return@ ...............................................................        11.71%          21.98%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................         0.70%           0.71%
 Net investment income ......................................................         3.47%           3.72%
Portfolio turnover ..........................................................          116%            113%
Net assets at end of year (000 omitted) .....................................    $1,942,111      $1,696,108



                                                                                            Total Return Series
                                                                                 ------------------------------------------
                                                                                          Year Ended December 31,
                                                                                 ------------------------------------------
                                                                                    1996             1995           1994
Per share data (for a share outstanding throughout each year):                   ----------       ----------       --------
Net asset value -- beginning of year ........................................    $  18.3848       $  15.0862       $16.0946
                                                                                 ----------       ----------       --------
Income (loss) from investment operations# --
 Net investment income ......................................................    $   0.7677       $   0.7824       $ 0.5639
 Net realized and unrealized gain (loss) on investments and foreign currency         1.6795           3.1527        (0.9310)
                                                                                 ----------       ----------       --------
   Total from investment operations .........................................    $   2.4472       $   3.9351       $(0.3671)
                                                                                 ----------       ----------       --------
Less distributions declared to shareholders --
 From net investment income .................................................    $  (0.7189)      $  (0.6365)      $(0.4344)
 From net realized gain on investments and foreign currency transactions ....       (0.6734)              --        (0.2069)
                                                                                 ----------       ----------       --------
   Total distributions declared to shareholders .............................    $  (1.3923)      $  (0.6365)      $(0.6413)
                                                                                 ----------       ----------       --------
Net asset value -- end of year ..............................................    $  19.4397       $  18.3848       $15.0862
                                                                                 ==========       ==========       ========
Total return@ ...............................................................        14.10%           26.71%        (2.22)%
Ratios (to average net assets)/Supplemental data:
 Expenses## .................................................................         0.72%            0.76%          0.76%
 Net investment income ......................................................         4.15%            4.70%          4.34%
Portfolio turnover ..........................................................          134%             108%            66%
Net assets at end of year (000 omitted) .....................................    $1,335,022       $1,099,887       $839,614


                                                                                   Utilities Series
                                                                                ---------------------
                                                                                Year Ended December 31,
                                                                                ---------------------
                                                                                  1998         1997
Per share data (for a share outstanding throughout each year):                  --------     --------
Net asset value -- beginning of year ........................................   $16.4093     $13.9874
                                                                                --------     --------
Income (loss) from investment operations# --
 Net investment income[sec] .................................................   $ 0.4394     $ 0.4576
 Net realized and unrealized gain (loss) on investments and foreign currency      2.3048       3.6873
                                                                                --------     --------
   Total from investment operations .........................................   $ 2.7442     $ 4.1449
                                                                                --------     --------
Less distributions declared to shareholders --
 From net investment income .................................................   $(0.3070)    $(0.4248)
 From net realized gain on investments and foreign currency transactions ....    (1.7637)     (1.2982)
                                                                                --------     --------
   Total distributions declared to shareholders -- ..........................   $(2.0707)    $(1.7230)
                                                                                --------     --------
Net asset value -- end of year ..............................................   $17.0828     $16.4093
                                                                                ========     ========
Total return@ ...............................................................     17.54%       32.71%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................      0.86%        0.86%
 Net investment income ......................................................      2.68%        3.15%
Portfolio turnover ..........................................................       148%         144%
Net assets at end of year (000 omitted) .....................................   $226,292     $123,008



                                                                                            Utilities Series
                                                                                ----------------------------------
                                                                                         Year Ended December 31,
                                                                                ----------------------------------
                                                                                  1996         1995         1994
Per share data (for a share outstanding throughout each year):                  --------     --------     --------
Net asset value -- beginning of year ........................................   $12.2598     $ 9.5209     $10.0164
                                                                                --------     --------     --------
Income (loss) from investment operations# --
 Net investment income[sec] .................................................   $ 0.5322     $ 0.4918     $ 0.2899
 Net realized and unrealized gain (loss) on investments and foreign currency      1.8548       2.5197      (0.7817)
                                                                                --------     --------     --------
   Total from investment operations .........................................   $ 2.3870     $ 3.0115     $(0.4918)
                                                                                --------     --------     --------
Less distributions declared to shareholders --
 From net investment income .................................................   $(0.3160)    $(0.2726)    $(0.0037)
 From net realized gain on investments and foreign currency transactions ....    (0.3434)          --          --
                                                                                --------     --------     --------
   Total distributions declared to shareholders -- ..........................   $(0.6594)    $(0.2726)    $(0.0037)
                                                                                --------     --------     --------
Net asset value -- end of year ..............................................   $13.9874     $12.2598     $ 9.5209
                                                                                ========     ========     ========
Total return@ ...............................................................     20.37%       32.36%      (4.96)%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .................................................................      0.88%        0.44%        0.39%
 Net investment income ......................................................      4.23%        4.62%        4.59%
Portfolio turnover ..........................................................       131%         119%         103%
Net assets at end of year (000 omitted) .....................................   $ 70,680     $ 43,134     $ 21,448

    #Per share data are based on average shares outstanding.
   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this offset arrangement.
    @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series for certain of the periods indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:



                                       Utilities Series
                                  ---------------------------
                                    Year Ended December 31,
                                  ---------------------------
                                      1995           1994
                                  ------------   ------------
Net investment income .......       $0.4375        $0.2412
Ratios (to average net assets):
 Expenses## .................         0.95%          1.14%
 Net investment income ......         4.12%          3.84%

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                              World Growth Series
                                                                            -----------------------
                                                                            Year Ended December 31,
                                                                            -----------------------
                                                                              1998          1997
Per share data (for a share outstanding throughout each year):              --------      --------
Net asset value -- beginning of year ....................................   $14.6844      $13.0338
                                                                            --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................   $ 0.0466      $ 0.0446
 Net realized and unrealized gain on investments and foreign currency ...     2.0973        1.9245
                                                                            --------      --------
   Total from investment operations .....................................   $ 2.1439      $ 1.9691
                                                                            --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................   $(0.0565)     $(0.0626)
 From net realized gain on investments and foreign currency transactions     (1.1163)      (0.2559)
                                                                            --------      --------
   Total distributions declared to shareholders .........................   $(1.1728)     $(0.3185)
                                                                            --------      --------
Net asset value -- end of year ..........................................   $15.6555      $14.6844
                                                                            ========      ========
Total return@ ...........................................................     14.61%        15.32%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................      1.01%         1.02%
 Net investment income ..................................................      0.31%         0.31%
Portfolio turnover ......................................................        92%          105%
Net assets at end of year (000 omitted) .................................   $277,519      $252,402



                                                                                     World Growth Series
                                                                            ----------------------------------
                                                                                   Year Ended December 31,
                                                                            ----------------------------------
                                                                              1996          1995          1994
Per share data (for a share outstanding throughout each year):              --------     --------     --------
Net asset value -- beginning of year ....................................   $12.3464     $10.9425     $10.6366
                                                                            --------     --------     --------
Income from investment operations# --
 Net investment income[sec] .............................................   $ 0.0232     $ 0.0689     $ 0.1506
 Net realized and unrealized gain on investments and foreign currency ...     1.5878       1.6388       0.1590
                                                                            --------     --------     --------
   Total from investment operations .....................................   $ 1.6110     $ 1.7077     $ 0.3096
                                                                            --------     --------     --------
Less distributions declared to shareholders --
 From net investment income .............................................   $(0.0886)    $(0.1361)    $(0.0037)
 From net realized gain on investments and foreign currency transactions     (0.8350)     (0.1677)          --
                                                                            --------     --------     --------
   Total distributions declared to shareholders .........................   $(0.9236)    $(0.3038)    $(0.0037)
                                                                            --------     --------     --------
Net asset value -- end of year ..........................................   $13.0338     $12.3464     $10.9425
                                                                            ========     ========     ========
Total return@ ...........................................................     13.02%       16.06%        2.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................      1.04%        1.07%        0.47%
 Net investment income ..................................................      0.18%        0.60%        2.20%
Portfolio turnover ......................................................        81%         162%         231%
Net assets at end of year (000 omitted) .................................   $203,106     $146,388     $100,045

    #Per share data are based on average shares outstanding.
   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian. For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for this offset arrangement.
    @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Growth Series for the period indicated. If this fee had been incurred by the Series, the net investment income per share and the ratios would have been:



                                   World Growth Series
                                  --------------------
                                       Year Ended
                                    December 31, 1994
                                  --------------------
Net investment income .......           $ 0.0989
Ratios (to average net assets):
 Expenses## .................              1.20%
 Net investment income ......              1.47%

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series (formerly Value Series), Conservative Growth Series*, Emerging Growth Series*, Equity Income Series, Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Money Market Series, Massachusetts Investors Growth Stock Series, MFS/Foreign & Colonial Emerging Markets Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Income Series, Total Return Series*, Utilities Series*, World Asset Allocation Series, World Governments Series, World Growth Series*, World Total Return Series, and Zero Coupon Series 2000 Portfolio. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial Statements.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.
Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of each Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Series. This amount is shown as a reduction of expenses on the Statements of Operations.
Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.
Each Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.
Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset values per share.


                                                                Capital       Conservative        Emerging         Managed
                                                             Appreciation        Growth            Growth          Sectors
         -------------------------------------------------------------------------------------------------------------------
         Increase (decrease):
         Paid-in capital ................................    $ 1,301,554       $     --         $(1,565,068)      $ (32,910)
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions .     (4,736,479)        14,425              26,718        (656,514)
         Accumulated undistributed net investment income       3,434,925        (14,425)          1,538,350         689,424


                                                                                  Total                           World
                                                               Research          Return         Utilities         Growth
                                                                Series           Series           Series          Series
         -------------------------------------------------------------------------------------------------------------------
         Increase (decrease):
         Paid-in capital ................................    $        --       $ (276,299)      $   34,280       $  (18,096)
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions .         39,751           (7,428)         180,154         (213,140)
         Accumulated undistributed net investment income         (39,751)         283,727         (214,434)         231,236

At December 31, 1998, the Managed Sectors Series, for federal income tax purposes, had a capital loss carry forward of $475,355 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each Series. Investment advisory fees and expense limitations are as follows:

                                                    Investment        Expense
                                                  Advisory Fees     Limitations
         ----------------------------------------------------------------------
         Capital Appreciation Series .........            0.75%*           1.25%
         Conservative Growth Series ..........            0.55%            1.25%
         Emerging Growth Series ..............            0.75%*             N/A
         Managed Sectors Series ..............            0.75%*           1.25%
         Research Series .....................            0.75%*             N/A
         Total Return Series .................            0.75%*           1.25%
         Utilities Series ....................            0.75%*             N/A
         World Growth Series .................            0.90%              N/A

*The investment advisory fee for the Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The investment advisory fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The advisory agreement with respect to the World Growth Series permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

Administrator - The Trust has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of each Series' average daily net assets:


         First $1 billion................       0.0150%
         Next $1 billion.................       0.0125%
         Next $1 billion.................       0.0100%
         In excess of $3 billion.........       0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:


                                                            Capital        Conservative       Emerging         Managed
                                                          Appreciation        Growth           Growth          Sectors
                                                             Series           Series           Series           Series
------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $     --          $   10,903,085    $    --         $  7,410,907
                                                        ==============    ==============    ============    ============
Investments (non-U.S. government securities) .........  $1,141,960,493    $1,277,955,201    $562,815,560    $540,418,778
                                                        ==============    ==============    ============    ============
Sales
U.S. government securities ...........................  $      979,607    $      244,292    $    --         $  8,731,589
                                                        ==============    ==============    ============    ============
Investments (non-U.S. government securities) .........  $1,182,555,478    $  890,587,627    $448,888,154    $537,939,630
                                                        ==============    ==============    ============    ============


                                                                              Total                           World
                                                           Research           Return         Utilities        Growth
                                                            Series            Series          Series          Series
 -----------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................   $ 10,308,859     $  742,340,219    $ 19,093,224    $    --
                                                         ============     ==============    ============    ============
Investments (non-U.S. government securities) .........   $799,899,655     $1,472,713,968    $314,626,005    $236,761,322
                                                         ============     ==============    ============    ============
Sales
U.S. government securities ...........................   $    --          $  713,170,697    $ 18,649,626    $    --
                                                         ============     ==============    ============    ============
Investments (non-U.S. government securities) .........    $655,905,138    $1,281,029,151    $231,462,894    $242,020,277
                                                         ===============  ==============    ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:


                                               Capital           Conservative         Emerging          Managed
                                             Appreciation           Growth             Growth           Sectors
                                                Series              Series             Series            Series
----------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,196,982,475      $1,453,923,977      $504,379,059     $292,092,891
                                           ==============      ==============      ============     ============
Gross unrealized appreciation .........    $  527,105,354      $  420,731,251      $246,079,745     $ 74,275,646
Gross unrealized depreciation .........       (36,557,916)        (21,620,843)      (18,056,626)        (206,412)
                                           --------------      --------------      ------------     ------------
 Net unrealized appreciation ..........    $  490,547,438      $  399,110,408      $228,023,119     $ 74,069,234
                                           ==============      ==============      ============     ============


                                                                    Total                              World
                                               Research             Return           Utilities         Growth
                                                Series              Series             Series          Series
-----------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $  774,157,836      $1,755,732,797      $214,955,968     $223,624,141
                                           ==============      ==============      ============     ============
Gross unrealized appreciation .........    $  244,491,172      $  202,071,233      $ 21,843,680     $ 68,343,700
Gross unrealized depreciation .........       (22,261,959)        (32,019,717)       (9,924,434)     (15,536,224)
                                           --------------      --------------      ------------     ------------
 Net unrealized appreciation ..........    $  222,229,213      $  170,051,516      $ 11,919,246     $ 52,807,476
                                           ==============      ==============      ============     ============

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:



                                                                           Capital Appreciation Series
                                                                   ----------------------------------------------
                                                                                                   Year Ended
                                                                            Year Ended             December 31,
                                                                         December 31, 1998            1997
                                                                   --------------------------------------------
                                                                      Shares         Amount          Shares
                                                                   --------------------------------------------
Shares sold ...................................................     8,063,847    $ 327,203,188     10,434,973
Shares issued to shareholders in reinvestment of distributions      4,103,091      169,375,578      2,938,523
Shares reacquired .............................................    (7,651,295)    (315,592,471)    (9,960,873)
                                                                   ----------    -------------     ----------
 Net increase .................................................     4,515,643    $ 180,986,295      3,412,623
                                                                   ==========    =============     ==========



                                                                     Capital
                                                                   Appreciation
                                                                      Series
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 1997
                                                                -----------------
                                                                      Amount
                                                                -----------------
Shares sold ...................................................  $ 400,458,067
Shares issued to shareholders in reinvestment of distributions     104,376,322
Shares reacquired .............................................   (381,110,850)
                                                                 -------------
 Net increase .................................................  $ 123,723,539
                                                                 =============



                                                                                  Conservative Growth Series
                                                                   ----------------------------------------------------------
                                                                          Year Ended                      Year Ended
                                                                       December 31, 1998               December 31, 1997
                                                                   ----------------------------------------------------------
                                                                     Shares         Amount          Shares         Amount
                                                                   --------------- ------------------------------------------
Shares sold ...................................................    13,386,792    $471,198,051     13,737,227    $412,591,260
Shares issued to shareholders in reinvestment of distributions      2,883,270     101,692,939      1,378,263      38,687,847
Shares reacquired .............................................    (2,767,083)    (94,714,987)    (1,727,397)    (51,136,982)
                                                                   ----------    ------------     ----------    ------------
 Net increase .................................................    13,502,979    $478,176,003     13,388,093    $400,142,125
                                                                   ==========    ============     ==========    ============


                                                                                    Emerging Growth Series
                                                                   ---------------------------------------------------------
                                                                          Year Ended                      Year Ended
                                                                       December 31, 1998               December 31, 1997
                                                                   ---------------------------------------------------------
                                                                     Shares         Amount          Shares         Amount
                                                                   --------------- -----------------------------------------
Shares sold ...................................................     9,109,956    $179,855,917     10,946,183    $181,464,154
Shares issued to shareholders in reinvestment of distributions        974,798      19,671,422         88,424       1,339,620
Shares reacquired .............................................    (3,856,847)    (75,044,871)    (2,543,688)    (40,118,389)
                                                                   ----------    ------------     ----------    ------------
 Net increase .................................................     6,227,907    $124,482,468      8,490,919    $142,685,385
                                                                   ==========    =============     ==========   ============



                                                                                     Managed Sectors Series
                                                                   ---------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                       December 31, 1998                December 31, 1997
                                                                   ---------------------------------------------------------
                                                                     Shares         Amount           Shares        Amount
                                                                   ---------------------------------------------------------
Shares sold ...................................................     2,160,575    $ 59,341,560      3,138,355    $ 89,274,597
Shares issued to shareholders in reinvestment of distributions      1,872,964      53,791,547      1,278,910      31,844,858
Shares reacquired .............................................    (2,799,501)    (75,634,669)    (2,883,189)    (80,809,840)
                                                                   ----------    ------------     ----------    ------------
 Net increase .................................................     1,234,038    $ 37,498,438      1,534,076    $ 40,309,615
                                                                   ==========    ============     ==========    ============


                                                                                         Research Series
                                                                   --------------------------------------------------------
                                                                          Year Ended                      Year Ended
                                                                       December 31, 1998              December 31, 1997
                                                                   --------------------------------------------------------
                                                                     Shares         Amount         Shares         Amount
                                                                  ---------------------------------------------------------
Shares sold ...................................................     9,806,685    $205,506,332    14,881,373    $270,570,212
Shares issued to shareholders in reinvestment of distributions      1,643,741      35,307,562       757,459      12,967,721
Shares reacquired .............................................    (3,020,830)    (60,785,179)     (776,006)    (13,853,334)
                                                                   ----------    ------------    ----------    ------------
 Net increase .................................................     8,429,596    $180,028,715    14,862,826    $269,684,599
                                                                   ==========    ============    ==========    ============



                                                                                Total Return Series
                                                                   -------------------------------------------------
                                                                            Year Ended                Year Ended
                                                                        December 31, 1998          December 31, 1997
                                                                   -------------------------------------------------
                                                                     Shares          Amount               Shares
                                                                   -------------------------------------------------
Shares sold ...................................................     12,042,006    $ 252,709,674        13,207,717
Shares issued to shareholders in reinvestment of distributions       9,818,758      200,597,386         7,751,099
Shares reacquired .............................................    (10,090,437)    (209,007,170)      (10,068,841)
                                                                   -----------    -------------       -----------
 Net increase .................................................     11,770,327    $ 244,299,890        10,889,975
                                                                   ===========    =============       ===========



                                                                  Total Return
                                                                      Series
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 1997
                                                                -----------------
                                                                      Amount
                                                                -----------------
Shares sold ...................................................  $ 265,729,913
Shares issued to shareholders in reinvestment of distributions     146,263,239
Shares reacquired .............................................   (202,501,041)
                                                                 -------------
 Net increase .................................................  $ 209,492,111
                                                                 =============


                                                                                     Utilities Series
                                                                  --------------------------------------------------------
                                                                          Year Ended                    Year Ended
                                                                      December 31, 1998             December 31, 1997
                                                                  --------------------------------------------------------
                                                                    Shares         Amount          Shares        Amount
                                                                  --------------------------------------------------------
Shares sold ...................................................   5,319,794    $ 86,783,548    2,211,285    $ 32,370,633
Shares issued to shareholders in reinvestment of distributions    1,152,938      18,458,544      710,454       9,314,058
Shares reacquired .............................................    (722,188)    (11,690,902)    (478,597)     (6,990,242)
                                                                  ---------    ------------    ---------    ------------
 Net increase .................................................   5,750,544    $ 93,551,190    2,443,142    $ 34,694,449
                                                                  =========    ============    =========    ============



                                                                                       World Growth Series
                                                                   ---------------------------------------------------------
                                                                           Year Ended                       Year Ended
                                                                       December 31, 1998                December 31, 1997
                                                                   ---------------------------------------------------------
                                                                     Shares         Amount           Shares         Amount
                                                                   ---------------------------------------------------------
Shares sold ...................................................     2,851,168    $ 43,338,836      4,579,286    $ 64,323,747
Shares issued to shareholders in reinvestment of distributions      1,281,309      20,206,241        379,516       5,115,882
Shares reacquired .............................................    (3,594,142)    (52,361,835)    (3,353,346)    (46,866,330)
                                                                   ----------    ------------     ----------    ------------
 Net increase .................................................       538,335    $ 11,183,242      1,605,456    $ 22,573,299
                                                                   ==========    ============     ==========    ============

(6) Line of Credit
Each Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the year ended December 31, 1998, are as follows.


                                                  Commitment
                                                     Fee
         ---------------------------------------------------
         Capital Appreciation Series .........      $2,823
         Conservative Growth Series ..........       6,191
         Emerging Growth Series ..............       2,362
         Managed Sectors Series ..............         618
         Research Series .....................       3,296
         Total Return Series .................       7,484
         Utilities Series ....................         750
         World Growth Series .................         964

Each Series and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. At December 31, 1998, the amount outstanding for the Utilities Series was $1,653,534.

(7) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Written Option Transactions


                                                                                            1998 Calls
                                                                                     ------------------------
                                     Series                                          Contracts     Premiums
-------------------------------------------------------------------------------------------------------------
Managed Sectors Series     Outstanding, beginning of period .....................       5,308     $744,818
                            Options terminated in closing transactions ..........         (13)     (22,884)
                            Options expired .....................................      (5,295)    (721,934)
                                                                                       ------     -----------
                           Outstanding, end of period ...........................          --     $        --
                                                                                       ------     -----------

Forward Foreign Currency Exchange Contracts

Forward foreign currency purchases and sales under master netting agreements for the Utilities Series amounted to a net receivable of $5,086 with Merrill Lynch at December 31, 1998. Forward foreign currency purchases and sales under master netting agreements for the Total Return Series amounted to a net payable of $1,156 with Merrill Lynch at December 31, 1998. At December 31, 1998, the Utilities Series and the Total Return Series had sufficient cash and/or securities to cover any commitments under these contracts.


(8) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At December 31, 1998, the Research Series, Total Return Series, and World Growth Series owned the following restricted securities (constituting 0.18%, 0.22%, and 0.42%, of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.



                                                                      Date of           Shares/
Series                Description                                   Acquisition       Par Amount     Cost          Value
---------------------------------------------------------------------------------------------------------------------------
Research Series       Jarvis Hotels PLC .....................  6/21/1996-11/25/1997     907,200    $2,427,222    $1,760,797
                                                                                                                 ==========
Total Return Series   Merrill Lynch Mortgage Series
                      Investors, Inc. 8.333s, 2022 ..........             6/22/1994     514,000    $  356,266    $  485,971

                      United Airlines Pass-Through
                      Trust, 7.27s, 2013 ....................             7/14/1997   3,672,879     3,665,827     3,715,191
                                                                                                                 ----------
                                                                                                                 $4,201,162
                                                                                                                 ==========
World Growth Series   International Business
                      Communications Systems, Inc. ..........            10/17/1995      12,600    $  124,992    $        0

                      Jarvis Hotels PLC .....................  11/08/1996-8/13/1997     606,991     1,579,655     1,178,117
                                                                                                                 ----------
                                                                                                                 $1,178,117
                                                                                                                 ==========

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series, and World Growth Series (each a portfolio of MFS/Sun Life Series Trust) (the "Trust") as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the MFS/Sun Life Series Trust at December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 4, 1999

Federal Tax Information
The following Series have designated capital gain dividends.


Capital Appreciation Series          $161,706,724
Conservative Growth Series             76,964,306
Emerging Growth Series                 14,324,774
Managed Sectors Series                 30,836,298
Research Series                        16,739,183
Total Return Series                   113,134,957
Utilities Series                        3,988,818
World Growth Series                    12,415,272


Dividends Received Deduction
For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows.




                                       Dividends Received
                                           Deduction
                                       ------------------
Capital Appreciation Series .........        76.7%
Conservative Growth Series ..........        51.4%
Emerging Growth Series ..............         8.5%
Managed Sectors Series ..............         4.9%
Research Series .....................        21.7%
Total Return Series .................        21.3%
Utilities Series ....................         8.8%
World Growth Series .................         1.7%

Foreign Source Income and Foreign Tax Credit

For the year ended December 31, 1998, income from foreign sources was $2,791,258 and foreign taxes withheld were $259,302 for the World Growth Series.

                         MFS Prepares for the Year 2000


                                [Year 2000 Logo]


MFS Investment Management(R) is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9." In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS(R) Original Research(SM) process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

                              Year 2000 and Beyond


                       [SUN LIFE LOGO] Sun Life
                                       Assurance Company
                                       of Canada (U.S.)


The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by our systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time we have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The current target date for completion of Sun Life's certification program is the end of the first quarter of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.

[Back Cover]

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys),
Boston, Massachusetts


DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts


GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts


WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company; Real Estate
Consultant,
Dallas, Texas


J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc. (investments), Gloucester, Massachusetts

Officers+
JAMES R. BORDEWICK, Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741
Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+
JEAN O. ALESSANDRO
DAVID A. ANTONELLI
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
CHRISTIAN A. FELIPE
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                       SUN-2B 2/99 192M